Exhibit 10.5

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
Offeror to Complete Block 12, 17, 23, 24 & 30

1.	Requisition Number

SEE SCHEDULE

2.	Contract No.

W56HZV-05-D-0382

3.	Award/Effective Date

2005OCT07

4.	Order Number

5.	Solicitation Number

6.	Solicitation Issue Date

7.	For Solicitation Information Call:

A.	Name

MARIA KRAUS

B.	Telephone Number (No Collect Calls)

(586) 574-6950

8.	Offer Due Date/Local Time

9.	Issued By	Code W56HZV

U.S. ARMY TACOM LCMC
AMSTA-AQ-ADEC
WARREN, MICHIGAN 48397-5000

HTTP://CONTRACTING.TACOM.ARMY.MIL

Email: MARIA.V.KRAUS@US.ARMY.MIL

10.	This Acquisition Is ☒ Unrestricted OR ☐ Set Aside: % For

☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business

☐ Service-Disabled Veteran-Owned Small Business NAICS: 336992 Size Standard:

11.	Delivery for FOB Destination Unless Block Is Marked

☐ See Schedule

12.	Discount Terms

☒ 13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)

13b.	Rating DOA4

14.	Method of Solicitation ☐ RFQ ☐ IFB ☐ RFP

15.	Deliver To: SEE SCHEDULE	Code

Telephone No.

16.	Administered By:	Code S3309A

DCMA LONG ISLAND
605 STEWART AVENUE
GARDEN CITY, NY 11530-4761

	SCD: A	PAS: 2005SEP23

17.	Contractor/Offeror	Code 31UG4 FACILITY

AMERICAN DEFENSE SYSTEMS, INC.
230 DUFFY AVE. UNIT C
HICKSVILLE, NY 11801-3641

Telephone No. (516) 390-5301

☐	17b. Check If Remittance Is Different And Put Such Address In Offer

18a.	Payment Will Be Made By	Code HQ0337

DFAS - COLUMBUS CENTER
DFAS - CO/NORTH ENTITLEMENT OPERATION
P.O. BOX 182266
COLUMBUS OH 43218-2266

18b.	Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked

☐ See Addendum

19.	Item No.

20.	Schedule of Supplies/Services

SEE SCHEDULE

Contract Expiration Date: 2010OCT07

(Use Reverse and/or Attach Additional Sheets As Necessary)

21.	Quality

22.	Unit

23.	Unit Price

24.	Amount

25.	Accounting And Appropriation Data

26.	Total Award Amount (For Govt. Use Only)

$0.00

☐ 27a.	Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached.

☐ Are ☐ Are Not Attached.

☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda

☒ Are ☐ Are Not Attached.

☐ 28. Contractor Is Required To Sign This Document And Return                Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☐ 29. Award OF Contract: Ref. Offer Dated . Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:

30a. Signature Of Offeror/Contractor

30b. Name And Title Of Signer (Type Or Print)

30c. Date Signed

31a. United States Of America (Signature Of Contracting Officer)

/SIGNED REPRINT/

31b. Name Of Contracting Officer (Type Or Print)

TOD V. MILLER TOD V. MILLER@US.ARMY.MIL (586) 574-6802

31c. Dated Signed

20050CT07

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐Accepted, And Conforms To The Contract, Except As Noted:

32b. Signature Of Authorized Government Representative

32c. Date

32d. Printed Name and Title of Authorized Government Representative

32e. Mailing Address of Authorized Government Representative

32f. Telephone Number of Authorized Government Representative

32g. E-Mail of Authorized Government Representative

33. Ship Number

☐ Partial	☐ Final

34. Voucher Number

35. Amount Verified Correct For

36. Payment

☐ Complete ☐ Partial ☐ Final

37. Check Number

38. S/R Account No.

39. S/R Voucher Number

40. Paid By

41a. I Certify This Account Is Correct And Proper For Payment

41b. Signature And Title Of Certifying Officer

41c. Date

42a. Received By (Print)

42b. Received At (Location)

42c. Date REc’d (YY/MM/DD)

42d. Total Containers

SUPPLEMENTAL INFORMATION

THE FOLLOWING MODIFICATIONS HAVE BEEN INCORPORATED

P00001

P00002

P00003

P00004

P00005

P00006

P00007

P00008

P00009

P00010

P00011

P00012

P00013

P00014

P00015

P00016

P00017

P00018

P00019

P00020

P00021

P00022

P00023

P00024

P00025

P00026

P00027

P00028

P00029

P00030

P00031

P00032

SUPPLEMENTAL INFORMATION

MODIFICATION P00002 to CONTRACT W56HZV-05-D-0382 is issued to make the following administrative changes:

1.  Change the Inspection, Acceptance, and FOB Point to ORIGIN for CLINS 0011HA, 0012HA, 0013HA, 0014HA, 0015HA, 0021HA, 0022HA, 0023HA, 0024HA, 0025HA, 0031HA, 0032HA, 0033HA, 0034HA, 0035HA, 0041HA, 0042HA, 0043HA, 0044HA, 0045HA, 0051HA, 0052HA, 0053HA, 0054HA, 0055HA, 0061HA, 0062HA, 0063HA, 0064HA, 0065HA.

2.   Added clause 52.232-16(ALT 1) Progress Payments for a small business.

3.   Changed clause 52.204-4850 ACCEPTANCE APPENDIX to correct minor errors. There is no Section E in Commercial Contract so the reference to Section E is taken out. The clause 52.246-4028 for the INSPECTION POINT is changed to 52.246-4005, INSPECTION AND ACCEPTANCE POINTS:  ORIGIN.

4.   Changed clause 52.246-4005, INSPECTION AND ACCEPTANCE POINTS:  ORIGIN - to add ADSI’s address where inspection and acceptance will be held for the production kits.

5.   Delete clause 52.204-4016 TACOM-WARREN ELECTRONIC CONTRACTING clause. This clause pertains to solicitations not awarded contracts.

6.   Delete clause 52.217-4004 DESTINATION FOR OPTION QUANTITIES. This clause is not required for this contract as no option quantities exist.

7.   Delete clause 52.242-4457 DELIVERY SCHEDULE FOR DELIVERY ORDERS and narrative F 002. This clause and narrative is a duplication of delivery schedule information and conflicts with other delivery order instructions.

8.   Revised narrative F 002 to tailor the delivery schedule narrative to reflect the delivery requirements of this contract.

9.   Revised Exhibit A thru C - CDRLs A001 thru A010. Changes were made to include contract number, contractor, and distribution list.

10.           Added Trade-Off Study DID as Attachment 010 to the contract. This document describes to the contractor the use, format, and content they submit to TACOM with the results.

11.                                 Section J is hereby added to identify the list of attachments.

12.                                 No change in contract amount as a result of this modification.

13.                                 All other terms and conditions remain the same and in full force and effect.

. *** END OF NARRATIVE A0002 ***

	Regulatory Cite	Title	Date

1	52.204-4850	ACCEPTANCE APPENDIX	MAR/2006
(TACOM)

(a)           Contract Number W56HZV-05-D-0382 awarded to American Defense Systems, Inc., aka ADSI. The Government accepts your proposal dated 16 September 2005, as revised through discussions on 3 October 2005 in response to Solicitation Number:  W56HZV-05-R-0951, signed by Anthony J. Piscetelli, Chief Executive Officer of your company.

(b)           The contractor, in its proposal, provided the following data for the listed clauses in this contract:

52.246-4025, HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT — TACOM QUALITY SYSTEM REQUIREMENT

52.246-4005, INSPECTION AND ACCEPTANCE POINTS:  Origin

Shipping Characteristics:  Best Commercial

Others:   N/A

(c)           Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail. A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM’s website (http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.

NO TECHNICAL DATA PACKAGES ARE FORTHCOMING; ALL DATA EITHER PROVIDED WITH THIS
CONTRACT OR VIA EMAIL ATTACHMENT TO IT.

(d)           The following Amendment(s) to the solicitation are incorporated into this contract:  0001, 0002, 0003, 0004

[End of Clause]

	Regulatory Cite	Title	Date

2	52.217-4911	NOTICE OF URGENT REQUIREMENT	NOV/2001
(TACOM)

TACOM considers this requirement to be urgent. Timely performance and delivery are essential. Deliveries ahead of schedule are encouraged whenever they can be offered without additional cost to the Government. The Contractor is requested to immediately contact the buyer or contracting officer identified on the cover page of this document to notify them of any pending or potential problems and/or suggestions for contract streamlining that would enable faster deliveries.

[End of Provision]

MODIFICATION P00001 to CONTRACT W56HZV-05-D-0382 is issued to make the following administrative changes:

1.             Remove reference within Statement of Work relating to RFP. Changed paragraph 3.1 reference from “Request for Proposal (RFP)” to “contract”. Changed paragraph 3.2.1 reference from “RFP,” to “contract”.

2.             Remove sentence “The final Safety Assessment Report (SAR) for each system is due 10 days after successful completion of prototype testing.” And change paragraph 3.11.1 within the Statement of Work to include this sentence “Thirty (30) days after contract award, the Government reviews and provides comments 15 days after receiving draft report. The final draft is due back to Government 15 days after Government review.”

3.             Added clause 52.245-2 Government Property (GFP) in section I to support paragraph 3.12 of the scope of work. The GFP items are listed below:

Description	Serial number
Scraper, 621B	2DB00929
Scraper, 621B	2DB00958
Vibratory Roller, CS-563D	1SZ00144
Vibratory Roller, CS-563D	1SZ00143
High Speed Compactor, 815	2BS00026
High Speed Compactor, 815	2BS00027
Loader 2.5, MW24C	9157430
Loader 2.5, MW24C	9157156
Grader, 130G	7GB01770
Grader, 130G	7GB01765

4.             Paragraph f.1 is revised in its entirety and replaces the last section within narrative C001.  Paragraph f.1 was put into narrative F002 defining the delivery schedule for the prototype kits.

5.             No change in contract amount as a result of this modification.

6.             All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0001 ***

Modification P00003 to Contract W56HZV-05-D-0382 is issued to;

1.             Establish CLIN 0011AE for one Emergency Egress Window for $3,325.36. Destination Aberdeen Proving Ground, Maryland.

2.             Establish CLIN 0011AD for two additional door assemblies (one loader and one roller) for testing with a unit price of $11,226.51. Destination Aberdeen Proving Ground, Maryland.

3.             Based on the above, there is no change to the contract amount. Subject CLINs will be funded under Delivery Order 0002.

4.             All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0003 ***

Modification P00004 to Contract W56HZV-05-D-0382 is issued to make the following administrative changes:

1.             Change the priority for CPK production to the following:

Grader
Loader
Vib Roller
Scraper
Compactor

2.             Establish the following vehicles as GFM being provided to ADSI for installation of the Add on Armor, Crew Protection Kits.  The serial numbers for five scrapers are:

2DB00481
2DB00483
2DB00485
2DB00920
2DB00927

The serial number for one vibratory roller is 1SZ00146.

3.             Correct the titles for CLINs 0011TB, 0021TB, 0031TB, 0041TB and 0051TB to TECHNICAL DATA PACKAGE per paragraph 3.2.6 of the Scope of Work.

4.             Correct the references under CLIN 1200, DATA ITEM and the corresponding CDRLs.

5.             Correct the following in the Scope of Work.

a.          3.2.5 Drawing Packages, the CDRL reference should read A003.

b.         3.8 Opaque Armor Special Requirement, the CDRL reference should read A002.

6.             Add paragraph 3.12.2 to the Scope of Work. Clause 52.245-2 Government Property has already been incorporated in the contract for reference.

7.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0004 ***

Modification P00005 to Contract W56HZV05-D-0382 is issued to:

1.             Establish CLINs for the Technical Bulletin/Provisiong Parts List (TB/PPL) as follows

0011TC TB/PPL for the Loader	$150,876.98
0021TC TB/PPL for the Grader	$150,876.98
0031TC TB/PPL for the Scraper	$150,876.98
0041TC TB/PPL for the Vibratory Roller	$170,988.97
0051TC TB/PPL for the High Speed Compactor	$170,988.97

2.             Based on the above, there is no change to the contract amount.  Subject CLINs will be funded under Delivery Order 0001.

3.             In Section C, Scope of Work, delete 3.5 “Other Instructions” and replace with 3.5 “Technical Publications:  Construction/Materiel Handling Equipment, Crew Protection Kit (CPK) Technical Bulletin (TB) and Parts Provisioning List (PPL).

4.	a.	Add CDRLS A011, A012 and A013 (2 pages) and update the Data Requirements to add A011, A012 and A013.
	b.	Add Attachment 011 “Exhibit Repair Parts and special Tools List (RPST) requirements (17 pages).
	c.	Add Attachment 012 “Exhibit General Publication Requirements (7 pages).
	d.	Add Attachment 013 “TM Requirements Matrix, Table A-II and A-VI (8 pages).
	e.	Add Attachment 014 “LMI/PMR Worksheets (5 pages).
	f.	Add clause “252.246-70001 Warranty of Data”.

5.             All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0005 ***

Modification P00006 to Contract W56HZV-05-D-0382 is issued to:

1.             Delete the ISO 9001-2000 requirement from paragraph 3.9.1 of Section C, the Scope of Work. The paragraph will read as follows:  The contractor shall utilize a Quality Program that, as a minimum, shall include:  quality plan, inspection requirements, record keeping, control of processes, and control of discrepancies (identification, investigation, corrective action and disposition of non-conforming items). All work performed under this contract shall be conducted by qualified personnel in accordance with best commercial quality standards.

2.             Delete Clause 52.246-4025, Higher-Level Contract Quality Requirement - TACOM Quality System Requirement found in the ACCEPTANCE APPENDIX.

3.             Delete Clause 252.211-7000 Item Identification and Valuation (Alternate I dated April 2005) otherwise know as the unique item identification (UID) clause. This requirement has been waived.

4.             Add the following subcontractors to clause 52.246-4005 Inspection and Acceptance Points:  Origin. Subcontractor for the air conditioner:  Red Dot Corporation, 495 Andover Park East, Seattle, WA 98188-7657; phone:  206-575-3840.

Subcontractor for steel cutting, fabricating, welding and painting:  ACTION GROUP, 411 N. Reynoldsburg - New Albany Road, Blacklick, OH 4304-9630; phone 614-868-8868.

5.             Based on the above there is no change to the contract amount. All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0006 ***

Modification P00007 to Contract W56HZV-05D-0382 is issued to make the following administrative changes:

1.             Establish the following vehicles as GFM being provided to ADSI for installation of the Add on Aremor, Crew Protection Kits. The serial numbers for three graders are:

7GB 01464

7CB0148C R03/06

7CB0149Z

2.             Establish the following end item NSN’s and P/N for the equipment after the armor is installed.

621B Scraper	NSN 3805-01-538-6852	P/N 12506560

130G Grader	NSN 3805-01-538-6850	P/N 12506561

MW24C Loader	NSN 3805-01-538-7782	P/N 12506559

Vibratory Roller	NSN 3895-01-538-8279	P/N 12506562

Compactor	NSN 3805-01-538-7811	P/N 12506563

3.             Add the following address as American Defense Systems’ secondary facility address:  2750 Avenue B North, North Charleston, SC 29405

4.             Add the following paragraph into the special provisioning Section H:  “Contract Support/Servies:  The contractor is authorized to obtain test support/services at DoD rates from Major Range and Test Facility Base (MRTFB) installations as government-furnished services.”

5.             Delete paragraph 3.2.3.10 RADIO FREQUENCY IDENTIFICATION TAY (RFID) from Section C, Scope of Work. The RFID requirement is no longer applicable to this contract.

6.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

***END OF NARRATIVE A0007***

Modification P00008 to Contract W56HZV-05-D0382 is issued to make the following price changes due to the upgrade of the Cab Temperature Package (includes the air conditioner, heat, insulation, alternator, weatherstripping, mounting hardware and vendor’s labor) as a result of the Critical Design Review of the Crew Protection Kit (CPK).

1.             The unit prices for the prototype CPKs have increased as follows:

0011AC Loader by $12,162.13 from $10,052.00 to $22,214.13

0021AC Grader by $13,030.65 from $ 8,200.00 to $21,230.65

0031AC Scraper by $13,016.46 from $7,300.00 to $20,316.46

0041AC Compactor by $13,096.00 from $8,400.00 to $21,496.00

0051AC Vib Roller by $13,578.54 from $10,500.00 to $24,078.54

2.             The unit prices for the prouction of the CPKs have increased by the following amounts:

Year	1	2	3	4	5
Loader	3973.00	4262.00	4565.00	4884.00	5217.00
Grader	4534.00	4851.00	5183.00	5533.00	5901.00
Scraper	4359.00	4667.00	4992.00	5331.00	5688.00
Compactor	4399.00	4709.00	5034.00	5375.00	5735.00
Vib Roller	4722.00	5110.00	5392.00	5750.00	6128.00

and changed from:

Year	1	2	3	4	5
loader	21750.00	25012.50	28764.38	33079.03	38040.89
grader	18800.00	21620.00	24863.00	28592.45	32881.32
scraper	17700.00	20355.00	23408.25	26919.49	30957.41
compactor	18700.00	21505.00	24730.75	28440.36	32706.42
vib roller	23500.00	27025.00	31078.75	35740.56	41101.65

to:

Year	1	2	3	4	5
loader	25723.00	29274.50	33329.38	37963.03	43257.89
grader	23334.00	26471.00	30046.00	34125.45	38782.32
scraper	22059.00	25022.00	28400.25	32250.49	36645.41
compactor	23099.00	26214.00	29764.75	33815.36	38441.42
vib roller	28222.00	32135.00	36470.75	41490.56	47229.65

3. Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0008 ***

The purpose of the modification P00009 to W56HZV05D0382 is to:

1.             Replace the FSR scope of work in Section C, paragraph 3.6 with the following:

3.6           Field Service Representative (FSR).  The contractor shall provide a FSR for installation and post-installation support of CPKs in CONUS and OCONUS in Southwest Asia (SWA).

3.6.1        The Contractor shall provide up to five (5) experienced and qualified mechanics, air conditioning technicians, welder-mechanic, and material handling and equipment operators to serve as Field Service Representatives (FSRs) to support American Defense Systems, Inc. (ADSI) Add on Armor (AoA) Kit installation, during initial application and subsequent fielding, at the following sites:

One (1) FSR at Camp Anaconda, Balad, Iraq

One (1) FSR at Camp Arifjan, Kuwait

One (1) FSR at FOB Marez, Mosul, Iraq

One (1) FSR at Camp Speicher, Tikrit, Iraq

One (1) FSR at Bagram, Afghanistan

Performance period is seven (7) months with six (6) months in SWA and an option for an additional six (6) month deployment in SWA. The Government reserves the right to add additional sites for FSR service as the mission requirements change. Additional sites will be added by task order and individually priced.

3.6.1.1     The FSRs located in Iraq and Afghanistan shall be stationed at the locations identified in 3.6.1, but some of the work may require traveling to the installation sites within the SWA AOR to provide temporary assistance and support NET of AoA versions of vehicles identified in section C.3.1.

3.6.1.2     The FSR located in Kuwait shall be stationed at Camp Arifjan, but some of the work may require traveling to other locations within the SWA AOR to provide temporary assistance and support NET of AoA versions of vehicles identified in section C.3.1.

C.1.3 The FSRs may be required to travel on a temporary basis to other locations within the SWA AOR to provide assistance and support of AoA versions of vehicles identified in section 3.6.3.1.

3.6.2 For clarification, the AoA Kit includes:

AoA Cab Kit

Air Conditioning/Insulation Kit

Alternator Upgrade Kit

3.6.3 Field Service Representative (FSR) duties

3.6.3.1 The FSRs shall have technical writing experience and general mechanical experience with all the vehicles and variants of ADSI produced AoA CPK.

3.6.3.1.1 The FSRs must have in-depth knowledge and expertise with all facets of ADSI Add on Armor (AoA) Kit installation on the vehicles in section B of this contract.

3.6.3.2 The FSRs shall provide training, troubleshooting, diagnosis, repair, and resolution of technical issues in support of the ADSI AoA Kit installation effort. The FSRs shall conduct on-the-job production line installation training for the ADSI AoA Kits for new military personnel, Government civilian personnel, and other contractor personnel deployed to the installation site. Training shall be to the level that site installation personnel are capable of installing and maintaining the ADSI AoA Kits without Contractor oversight. The FSRs shall provide updated training to previously-trained mechanics to ensure that they are fully aware of all changes and improvements made to the ADSI AoA Kit.

3.6.3.3. The FSRs shall provide on-site installation and maintenance support to the AoA New Equipment Training (NET) instructors during operator and maintenance training of AoA versions of the vehicles in section B. NET will be performed at locations identified by the Multi-National Command-Iraq (MNC-I) and the Combined Joint Task Force -76 (CJTF-76) . The contracting officer will provide a 14 day notice of dates and locations when NET will occur.

3.6.3.4 The Contractor shall present a weekly status report via email (in contractor format) in accordance with CDRL 014, which identifies the hours expended and the number of AoA kits installed per vehicle type.

3.6.3.5 The FSRs shall develop a Government approved quality assurance vehicle inspection checklist to verify proper kit installation and full mission capability. The checklist details the AoA condition, any damage to the vehicle as a result of the AoA, and any repair to the AoA or to the vehicles. The Government will use these checklists to record process quality control, and once signed by the certifying Government personnel certifies that work on a given vehicle has been completed to standard.

3.6.3.6 All contract employees are authorized to work a flexible 10 hour per day workday, seven days a week, to accommodate vehicle availability, or may be directed to work a compressed schedule of not less than six days, 70 hours per week, at the discretion of the Site Manager or COR.

3.6.3.7 All FSRs must participate in training through the CONUS Replacement Center (CRC) for deployment to SWA. The contractor shall provide a Letter of Authorization (LOA) no later that one week from contract award. The LOA shall contain all the information that is needed to request a Call Forward, CRC request, and data to input information into SPO Tracker (for ASAALT) . The FSRs shall report to Ft. Bill, TX for processing through CRC no later than three weeks after contract award. This schedule is subject to change based on space availability at CRC.

3.6.3.7.1 The contractor shall provide transportation for their personnel from point of origin to CRC, Ft. Bliss, TX and return. The government will provide transportation from CRC to the area of operation and return. The government will provide an Official Government Travel Memo for each contractor employee that will be traveling. The contractor shall request this memo, from the contracting officer, no later than 14 days from contract award so the memo is available for CRC.

3.6.4 Material and Equipment

3.6.4.1 The Government will provide all facilities, installation labor, special tools, MHE, material, and supplies to support the effort. The Government will also provide minimal field office facilities to include a desk, chair, basic office supplies, and electrical outlets. Disposition of removed parts will be directed by the Government. The Government shall be responsible for the transportation of vehicles and kits to the proper locations.

3.6.4.2 The Contractor shall provide its employees personal tool kits, communications, and IT equipment (i.e. satellite hook up).

3.6.4.3 The Government will provide two (2) electronic copies (CDs) of the latest Technical Bulletin (TB), AoA cab kit installation instructions, Air Conditioning kit installation instructions, and alternator upgrade kit instruction for use as training material.

3.6.4.4 The Government will furnish on-site transportation for contract employees located in Iraq and Afghanistan. The Contractor will be required to provide transportation at the other sites.

3.6.4.5 The Government shall provide transportation into and out of Iraq and Afghanistan for FSRs and equipment from Kuwait. The flights into and out of Iraq and Afghanistan sites listed in C.1 shall be by military aircraft.

3.6.4.6 The Contractor shall arrange for shipment of supplies from Kuwait. These costs will be reimbursed by the Government.

3.6.5 Living Conditions

3.6.5.1 The Government will provide housing for the contract employees at the Iraq and Afghanistan sites listed in C.1. The Contractor shall be responsible for housing for contract employees working within Kuwait.

3.6.5.2 As authorized in the Letter of Authorization or elsewhere in this contract, contract employees will be provided Government subsistence which includes meals, billeting, emergency medical care, emergency dental are, and access to morale and welfare activities and available chaplains. If subsistence changes during deployment (e.g. the Combatant Commander or subordinate Commander changes the authorizations), the Contractor must notify the Contracting Officer.

3.6.5.3 Contract employees located Iraq will not be required to leave Camp Anaconda to perform off-site troubleshooting within Iraq. The Contractors worksite will be Camp Anaconda until removed from this location IAW paragraph C.4.5.

3.6.5.4 While performing duties IAW terms and conditions of the contract, the Service Theater Commander will provide force protection to the contract employees commensurate with that given to Service/Agency (e.g. Army, Navy) civilians in the operations area.

3.6.5.5 As required by the operational situation, the Government may at its discretion relocate FSRs (who are citizens of the United States, aliens in resident in the United States, or third country nationals, not residents in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.

3.6.5.6 The Contractor shall ensure that each employee hired by or for the Contractor (including subcontractors) acknowledges in writing that they understand the danger, stress, physical hardships, and field living conditions that are possible if the employee deploys in support of military operations. The Contractor shall ensure that contents of this paragraph are included in all subcontracts.

3.6.5.6.1- Due to further force security issues and concerns in theater, many commands are asking for verification of the status of our contractors security background. As a result, the Contractor must maintain a completed background check on file for each employee that will be deployed.

3.6.6 Medical Information

3.6.6.1 Prior to deployment, the Contractor shall ensure that all deployable personnel are medically and physically fit to endure the rigors of deployment in support of a military operation. Employees who fail to meet medical or fitness standards, or who become unfit through their own actions, will be removed from the area of operations and replaced at the Contractors expense. All personnel must have a complete set of immunizations and inoculations for entry into SWA.

3.6.6.2 Deploying contract employees shall carry with them a minimum or a 90 day supply of any medication they require. Military facilities will not be able to replace many medications required for routine treatment of chronic medical conditions such as high blood pressure, heart conditions, asthma, and arthritis. Contract employees will review both the amount of the medication and its suitability in the foreign area with their personal physician and make any necessary adjustments prior to deployment.

3.6.6.3 If glasses are required, contract employees will deploy with two pairs of glasses and a current prescription. Copies of the prescription will be provided by the employee to the CONUS Replacement Center (CRC) so that eyeglass inserts for use in a compatible chemical protective mask can be prepared.

3.6.6.4 The Government does require a medical screening at the CONUS Replacement Center (CRC) for FDA approved immunizations, which shall include DNA sampling.

3.6.7 The Government shall provide the contract employees with Chemical Defensive Equipment (CDE) familiarization training commensurate with the training provided to Department of Defense civilian employees. The training and equipment will be provided at the CRC for employees traveling from CONUS.

3.6.8 The Government shall provide the contract employees with the necessary Isolated Personnel Report (ISOPREP) and Survival Evasion Resistance Escape (FPI/SERE) training. This training will be conducted at the CRC.

3.6.9 The Contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment. In addition to the DD FM 489 (Geneva Convention Card) issued at the point of deployment, all contractor employees will be issued personal identification tags and Common Access Cards (CAC), if available before deployment. Personal identification tags will include the following information:  full name, social security number, blood type, and religious preference. Contractor employees will maintain all issued cards and tags on their person at all times while OCONUS. These cards and tags shall be obtained through CRC, and shall be promptly returned to the Government upon redeployment.

3.6.10 The Contractor shall ensure that their employees obtain any appropriate VISAs before entering the theater of operations.

3.6.11 The contract employees accompanying the force are not authorized to wear military uniform, except for specific items required for safety and security. The Combatant Commander, subordinate Joint Force Commander (JFC), or Army Force (ARFOR) Commander may require that contractor employees be issued and be prepared to wear Organizational Clothing and Individual Equipment (OCIE), to include Chemical, Biological, and Radiological Element (CBRE) and High-Yield Explosive defensive equipment, necessary to ensure contractor personnel safety and security. The contract employees shall sign for all issued OCIE to acknowledge receipt and acceptance of responsibility for the proper maintenance and accountability of the OCIE. The contract employees shall return all issued OCIE to the Government at the place of issue unless directed otherwise by the Contracting Officer. The Contracting Officer shall require the Contractor to reimburse the Government for OCIE lost, stolen, or damaged due to Contractor negligence or misconduct.

3.6.12 The Contractor shall ensure that deployed employees possess the required licenses to operate all vehicles or equipment necessary to perform contract tasks in the theater of operations. Before operating any military owned or leased vehicles or equipment, the contract employee shall provide proof of license (issued by an appropriate governmental authority) to the unit or agency issuing the vehicles or equipment.

3.6.13 Contract employees in support of U.S. military operations are not permitted to carry personally owned firearms. Contract employees normally shall not be armed during active military operations; however, the Combatant Commander may authorize issue of standard military side arms and ammunition to selected personnel for personal self-defense. In this case, weapons familiarization, qualification, and briefings on rules of engagement, shall be provided to the contract employees, completed at the CRC. Even if authorized, acceptance of weapons by the personnel is voluntary, and must also be permitted by their employer.

3.6.14 Before deployment, the Contractor shall ensure that each contract employee completes at least three (3) DD Forms 93, Record of Emergency Data Card. One completed form is for the CRC, one copy for the Armys Casualty & Memorial Affairs Operations Center (CMAOC), and one copy for the Army Materiel Command (AMC) Logistics Support Element (LSE) Contractor Coordination Cell (CCC) or other designated liaison.

3.6.15 As Executive Agent for mortuary affairs, the Army will facilitate the notification of Next of Kin (NOK) in the event that a U.S. citizen contract employee accompanying the force OCONUS dies, requires evacuation due to injury, or is reported missing. The Department of the Army will ensure that the Contractor notifies the employees primary and secondary NOK. In some cases, an Army notification officer may accompany the employers representative. Notification support by the Army is dependent upon each contract employee completing and updating as necessary, the DD Form 93, Record of Emergency Data Card. The Contractor is responsible for the evacuation of contract employee remains from Kuwait.

3.6.16 The Contractor shall ensure that health and life insurance benefits provided to its deploying employees are in effect in the theater of operations and allow traveling in military vehicles.

3.6.17 Unless prohibited by international agreement, the Contracting Officer shall provide a Letter of Authorization (LOA) for deployed contractor personnel. This is the document contract employees must carry with them as authorization for use of a Government transportation, medical facilities, billeting, and other entitlements. Contractor employees are not authorized to use Invitational Travel Orders.

3.6.18 The Contractor shall at all times remain contractually responsible for the conduct of its employees. The Contractor shall promptly resolve to the satisfaction of the Government, all contract employees performance and conduct problems identified by the Government. Failure to correct such problems may result in the Government directing the Contractor, at the Contractors own expense, to replace and, where applicable, repatriate any employee who fails to comply with this language to adhere to instructions and general orders issued by the Combatant Commander or his/her designated representative. Such action may be taken at the Governments discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default Clause.

3.6.19 If any contract employee departs an area of operation without permission, the Contractor will ensure continued performance IAW the terms and conditions of the work directive. If the Contractor replaces an employee who departs without permission, the replacement is at the Contractors expense and must be complete within 72 hours, unless otherwise directed by the contracting officer.

3.6.20        The FSRs will serve as a working member of the installation teams, as needed. The FSRs may be required to travel to other countries within the SWA AOR on a temporary basis to provide assistance.

2.   CLIN 1001FA is hereby deleted and replaced with CLINs 1001FC, 1001FD, 1001FE, 1001FF and 1001FG to incorporate the change above. The prices already established for the FSR in program years 2 through 5 do not change.

3.   Establish the following vehicles as GFM being provided to ADSI for installation of the Add on Armor, Crew Protection Kits. The serial numbers for six 130G Graders are:

7GB01480

7GB01492

7GB01464

7GB01485

7GB01497

7GB01502

and one 612B Scraper with the serial number 2DB00003.

4. Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0009 ***

The purpose of the modification P0010 to W56HZV05D0382 is to establish the unit prices for installation of AoA Crew Protection Kits on the Government furnished equipment. The installation will take place in different locations and prices are set accordingly. Since the variables will change after the next six months, these prices are for the first program year only.

1. Establish the following CLINS and unit prices for installation of

GRADER	0011JA 0011JB 0011JC 0011JD	$21,766.00 $15,240.00 $16,518.00 $15,028.00	in Charleston, by Sep 30, 06; 140 or less; in Charleston, by Sep 30, 06; over 140; in Albany, GA in Hicksville, NY

LOADER	0021JA 0021JB 0021JC 0021JD 0021JE	$21,115.00 $14,589.00 $15,867.00 $14,378.00 $17,190.00	in Charleston, by Sep 30, 06; 140 or less; in Charleston, by Sep 30, 06; over 140; in Albany, GA in Hicksville, NY in Ft. McCoy

SCRAPER	0031JA 0031JB 0031JC	$22,145.00 $15,629.00 $16,897.00	in Charleston, by Sep 30, 06; 140 or less; in Charleston, by Sep 30, 06; over 140; in Albany, GA

	0031JD	$15,408.00	in Hicksville, NY

ROLLER	0041JA 0041JB 0041JC 0041JD	$22,253.00 $15,727.00 $17,004.00 $15,515.00	in Charleston, by Sep 30, 06; 140 or less; in Charleston, by Sep 30, 06; over 140; in Albany, GA in Hicksville, NY

COMPACTOR	0051JA 0051JB 0051JC 0051JD	$22,252.00 $15,727.00 $17,004.00 $15,515.00	in Charleston, by Sep 30, 06; 140 or less; in Charleston, by Sep 30, 06; over 140; in Albany, GA in Hicksville, NY

2.             Add the following installation scope of work under Section C, paragraph 3.14:

14.           Installation of Add on Armor (AoA) Kits

14.1.        Installation Requirements. The Contractor shall provide qualified and experienced personnel to install Add-on Armor (AoA) kits on the vehicles identified in Section B.

14.2.        The contractor shall install the AoA kits produced under this contract in accordance with the Government approved installation instructions (CRDL 005) . The Government will provide quality assurance oversight of kit installation.

14.3.        The contractor shall provide adequate work facilities and all materials and equipment required for AoA kit installation. The contractor shall provide all personnel, basic tool sets, tools identified in the AoA kit installation instructions (to include refrigerant charging equipment), and fuel for MHE, solvents and other items (i.e. eye protection, hearing protection) required to install AoA kits.

14.4.        The contractor shall install kits at a rate of no less than one (1) vehicle per day. The contractor is authorized to accelerate this rate.

14.5.        The contractor shall comply with all provisions of paragraph 3.9 through 3.9.5.

14.5.1.     Final Inspection Report (FIR) for installed AoA:  The FIR shall detail the AoA kit condition, any damage to the vehicle as a result of the AoA kit installation, and any repair to the AoA kit or to the vehicles. The Government will use the FIR to record process quality control, and once signed by the certifying Government personnel certifies that work on a given vehicle has been completed to standard.

3.             Add the following pargraph 2 to Section H, Special Contract requirements:

2.             Part Support. To support the Global War on Terror and Fielding of the CPKs, the contractor agrees to enter into a seperate parts support contract with the Defense Supply Center Columbus (DSCC) of the Defense Logistic Agency (DLA) for 3 years from contract award. The contract will provide a ready means of acquisition of replacement parts and/or components in support of the AoA kit. the contractor must be able to process both manual and electronic orders for DLA stock purchases and manual order for TACOM.

4.             All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0010 ***

Modification P00011 to contract W56HZV-05-D0382 is issued to make the following administrative changes:

1.             Establish the following vehicle as GFE being provided to ADSI for installation of the Add on Armor, Crew Protection Kit. The serial number for one TRAM (664E) is:  528465.

2.             Change the Surveillance Criticality Designation Code (SCD) (page one, block 7) from C to A, so this contract will have a higher level of prioity to the DCMA community.

3.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0011 ***

Modification P00012 to Contract W56HZV-05-D0382 is issued to make the following price changes due to the crew protection kit upgrades required as a result of either the Critical Design Review or testing. Upgrades include lift/tie down provisions with and without shims, gun rack mounts, tires, bolts for combat locks, belly plate armor, shackles and rescue wrench.

1.             The unit prices for the prototype CPKs have increased as follows:

0011AC Loader by $2,951.80 from $22,214.13 to $25,165.93
0021AC Grader by $12,255.47 from $21,230.65 to $33,486.12

0031AC Scraper by $897.80 from $20,316.46 to $21214.26

0041AC Compactor by $644.30 from $21,496.00 to 22,140.30

0051AC Vib Roller by $4,127.67 from $24,078.54 to 28,206.21

2.             The unit prices for the production of the CPKs have increased by the following amounts:

Year	1	2	3	4	5
Loader	1105.30	1280.62	1343.95	1410.30	1481.67
Grader	9874.97	10534.78	11061.32	11613.04	12194.40
Scraper	339.30	371.62	392.96	408.30	429.67
Compactor	89.30	93.62	97.96	102.30	107.67
Vib Roller	2568.56	2696.84	2831.34	2972.35	3121.22

And changed from:

Year	1	2	3	4	5
Loader	25723.00	29274.50	33329.38	37963.03	43257.89
Grader	23334.00	26471.00	30046.00	34125.45	38782.32
Scraper	22059.00	25022.00	28400.25	32250.49	36645.41
Compactor	23099.00	26214.00	29764.75	33815.36	38441.42
Vib roller	28222.00	32135.00	36470.75	41490.56	47229.65

TO:

Year	1	2	3	4	5
Loader	26828.30	30555.12	34673.33	39373.33	44739.56
Grader	33208.97	37005.78	41107.32	45738.49	50976.72
Scraper	22398.30	25393.62	28793.21	32658.79	37075.08
Compactor	23188.30	26307.62	29862.71	33917.66	38549.09
Vib roller	30790.56	34831.84	39302.09	44462.91	50350.87

3.             Based on the above, the contract amount remains unchanged.  All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0012 ***

1.             Modification P00013 to Contract W56HZV-05-D-0382 is issued to authorize DCMA, New York to inspect the glass for the Crew Protection Kits produced by American Defense Systems, INC. This statement will be added to clause 52.246-4005 Inspection and Acceptance Points:  Origin.

2.             Based on the above there is no change to the contract amount. All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0013 ***

Contract:	W56HZV-05-D-0382
Modification:	P00014

Modification P00014 to contract W56HZV-05-D-0382 is issued to establish CLLINS for refurbishment of five prototype kits on the vehicles that were tested at the Aberdeen testing facility and for the transportation of the vehicles from Aberdeen to American Defense System, Inc (ADSI) at Charleston, SC. This modification also funds for the refurbishment and transportation of the kits on the vehicles at ADSIs subcontractor XMCO in Warren, MI to ADSIs facility in Charleston, SC.

1.             The following CLINS have been established for the refurbishment of the first set:

0011AF refurbishment of 1 CPK on Loader for $5,713.00

0021AF refurbishment of 1 CPK on Grader for $11,127.00

0031AF refurbishment of 1 CPK on Scraper for $2,882.00

0041AF refurbishment of 1 CPK on Compactor for $2,882.00

0051AF refurbishment of 1 CPK on Roller for $2,882.00.

The following CLINS have been established for the refurbishment of the second set:

0011BF refurbishment of 1 CPK on Loader for $8,415.00

0021BF refurbishment of 1 CPK on Grader for $11,960.00

0031BJ refurbishment of 1 CPK on Scraper for $5,584.00

0041BF refurbishment of 1 CPK on Roller for $5,584.00

Total refurbishment cost is $62,613.00

2.             The following CLINS have been established for the transportation obligations:

0010AT for $23,594.00 for transportation of 5 vehicles with CPKs from Aberdeen to ADSI, Charleston, SC; 0010BT for $32,369.00 for transportation of 5 vehicles with CPKs from XMCO, Warren MI to ADSI, Charleston, SC.

3              Based on the above there is no change to the contract amount.  All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0014 ***

1.             The purpose of this modification P00015 is to change from Clause FAR 52-245-2 — Government Property, (May 2004) to 52-245-2 — Government Property, Alternate I (Apr 1984).

2.             Based on the above change the Government will assume the rist of loss pursuant to FAR clause 52-245-2, Alternate 1 for all government property in the contractor’s possession.

3.             Based on the above there is no change to the contract amount. All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0015 ***

Contract:	W56HZV-05-D-0382
Modification:	P00016

Modification P00016 to contract W56HZV-05-D0382 is issued to:

1.             Establish the prices below for the Prescribed Load List (PLL or overpack) package as described in attachment 015.

Year	1	2	3	4	5
Grader	1346.86	1414.20	1484.91	1559.16	1637.12
Loader	945.86	993.15	1042.81	1094.95	1149.70
Scraper	1093.08	1147.73	1205.12	1265.38	1328.65
Roller	1154.67	1212.40	1273.02	1336.67	1403.50
Comapctor	1176.35	1235.17	1296.93	1361.78	1429.87

2.             Establish the prices below for the Authorized Stockage List (ASL or Push Package) as described in attachment 016.

Year	1	2	3	4	5
Grader	59057.65	62010.53	65111.06	68366.61	71784.94
Loader	49102.41	51557.53	54135.41	56842.18	59684.29
Scraper	48510.73	50936.27	53483.08	56157.23	58965.10
Roller	52686.99	55321.34	58087.41	60991.78	64041.37
Compactor	50881.79	53425.88	56097.17	58902.03	61847.13

3.             Establish Clin 1001FH for $51,811.34 for one USMC Field Service Representative (FSR) for one month in Iraq.

4.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0016 ***

Contract:	W56HZV-05-D-0382
Modification:	P00017

Modification P00017 to contract W56HZV-05-D0382 is issued to:

1.             Change the prices below for the Authorized Stockage List (ASL or Push Package) due to having 2 tires added to the roller package, 6 tires added to grader package and the mirror bracket removed from all equipment packages from:

Year	1	2	3	4	5
Grader	59057.65	62010.53	65111.06	68366.61	71784.94
Loader	49102.41	51557.53	54135.41	56842.18	59684.29
Scraper	48510.73	50936.27	53483.08	56157.23	58965.10
Roller	52686.99	55321.34	58087.41	60991.78	64041.37
Compactor	50881.79	53425.88	56097.17	58902.03	61847.13

to:

Year	1	2	3	4	5
Grader	61751.71	64839.30	68081.26	71485.32	75059.59
Loader	47634.22	50015.93	52516.73	55142.56	57899.69
Scraper	47042.54	49394.67	51864.40	54457.62	57180.50
Roller	54369.84	57088.33	59942.75	62939.89	66086.88
Compactor	49413.59	51884.27	54478.48	57202.41	60062.53

CLINs 0011PB, 0021PB, 0031PB, 0041PB 0051PB and the out years will be changed accordingly.

3.             Replace Attachment 016, the Authorized Stockage List for each vehicle mentioned above.

4.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0017 ***

Contract:	W56HZV-05-D-0382
Modification:	P00018

Modification P00018 to contract W56HZV-05-D0382 is issued to:

1.             Change the prices for the Roller Prescribed Load List (PLL or overpack) as follows:

CLIN	0051PA	0052PA	0053PA	0054PA	0055PA
From	1154.67	1212.40	1273.02	1336.67	1403.50
To:	1176.35	1235.17	1296.93	1361.78	1429.87

This change is due to fact that the price for the Anti-Slip Tape that was erroneously omitted from the previous calculation of the PLL.

2.             Change the prices for the Technical Bulletin and Provisioning to incorporate the cost of vedeography in the amount of $10,072.85 for each system. The price changes will be under the following CLINs.

CLINs	0011TC	0021TC	0031TC	0041TC	0051TC
From:	150,876.98	150,876.98	150,876.98	170,988.97	170,988.97
To:	160,949.83	160,949.83	160,949.83	181,061.82	181,061.82

3.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0018

Contract:	W56HZV-05-DO382
Mofidication:	P00019

Modification P00019 to contract W56HZV-05-D-0382 is issued to:

1.             Establish Clin 0901RA, Equipment Repair for $22,261.00. This will under program year one, if further repairs are required, cost will be negotiated at a future date and a new line item will be added.

2.             The following language will be added to the Scope of Work, Section C:

14.3.1.     The contractor maybe authorized to perform minor repairs to the vehicles, to allow the AoA kits to be applied. Upon receipt and completion of the initial inspection of the vehicles, by DCMA, if the vehicle requires repairs, the contractor will provide a condition assessment identifying area requireing repair to TACOM. All repairs shall be authorized by TACOM, PM Force Projection, before work begins.

3.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0019 ***

Contract:	W56HZV-05-D-0382
Modification:	P00020

Modification P00020 to contract W56HZV-05-D-0382 is issued to:

1.  Incorporate the Add on Armor (AoA), Crew Protection Kit (CPK) requirements for the Tractor, Rubber-tired, Articulated steering, Multi-purpose (TRAM) for the United States Marine Corp (USMC) into the basic contract under the following CLINS. The subject Contract is a 5 year IDIQ and the TRAM CPK unit prices have been established for the 5 Program Years listed below.

CLIN	Description	Unit Cost
0071AB	Door Assembly	$12,500.00
0071AC	Ballistic Test Coupon (2)	$1,000.00
0071HA	Crew Protection Kit	$57,895.00	(YR1)
0071SA	ASL	$20,000.00
0071PA	PLL Price List	$15,000.00
0071SB	Spare Parts List	$25,000.00
0071TA	Drawing Package	$35,000.00
0071TB	TDP	$45,000.00
0072HA	Crew Protection Kit	$62,527.00	(YR2)
0073HA	Crew Protection Kit	$67,530.00	(YR3)
0074HA	Crew Protection Kit	$72,933.00	(YR4)
0075HA	Crew Protection Kit	$78,768.00	(YR5)

A006 has been updated to reflect the FIR price of $5,000.00 for the TRAM only.

2.  The following paragraphs have been renumbered in section C of the Scope of Work:

From:	To:
14.	3.14
14.1.	3.14.1
14.2.	3.14.2
14.3.	3.14.3
14.3.1.	3.14.3.1
14.4.	3.14.4
14.5.	3.14.5
14.5.1.	3.14.5.1

3.  Paragraphs 4.1 thru 5.10.2 in section C of the Scope of Work have been added to reflect the new effort for the TRAM. Corresponding CDRLs B001 thru B006 have been incorporated into the contract.

4.  Paragraph 5.1.1 of the scope of work has been added to Section F of the basic contract.

5.  Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0020 ***

Contract:	W56HZV-05-D-0382
Modification:	P00021

Modification P00021 to contract W56HZV-05-D-0382 is issued to:

1.             Incorporate pricing for the Tractor, Rubber-tired, Articulated steering, Multi-purpose (TRAM) Field Service Representative (FSR) and FSR Management Visits for the United States Marine Corp (USMC) into the basic contract under the following CLINS. The FSR and management visit prices have been established for the 4 remaining program years listed below.

CLIN	Description	Unit Cost
1002FH	TRAM Field Service Representative (FSR)	$498,376.26	(YR2)
1002FJ	TRAM FSR Management Visits	$15,178.79	(YR2)
1003FH	TRAM Field Service Representative (FSR)	$522,545.08	(YR3)
1003FJ	TRAM FSR Management Visits	$15,937.73	(YR3)
1004FH	TRAM Field Service Representative (FSR)	$547,922.33	(YR4)
1004FJ	TRAM FSR Management Visits	$16,734.61	(YR4)
1005FH	TRAM Field Service Representative (FSR)	$574,568.45	(YR5)
1005FJ	TRAM FSR Management Visits	$17,571.34	(YR5)

2.             Paragraph 5.6.1.7.2 has been added to Section C of the scope of work to reflect the Field Service Representative (FSR) management visits.

3.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0021 ***

Contract:	W56HZV-05-D-0382
Modification:	P00022

The purpose of this modification P00022 to contract W56HZV-05-D-0382 is issued to:

1.             Incorporate prices under the following CLINS for the Field Service Representative (FSR) for the US Army portion of this contract beyond the six month option mention in the SOW, Section C, 3.6.3. These prices are based on the previous negotiated FSR rates in Modification P000021 and established for the four remaining year listed below.

1002FS, one FSR for program year 2 (May 07 - Apr 08) for $498,376.26

1003FS, one FSR Program year 3 (May 08 - Apr 09) for $522,545.08

1004FS, one FSR Program year 4 (May 09 - Apr 10) for $547,922.33

1005FS, one FSR Program year 5 (May 10 - Apr 11) for $574,568.45

2.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0022 ***

Contract:	W56HZV-05-D-0382
Modification:	P00023

Modification P00023 to contract W56HZV-05-D0382 is issued to:

1.             Change the prices below for the Authorized Stockage List (ASL or Push Package) due to change in glass and more parts add to each package from:

Year	1	2	3	4	5
Grader	61751.71	64839.30	68081.26	71485.32	75059.59
Loader	47634.22	50015.93	52516.73	55142.56	57899.69
Scraper	47042.54	49394.67	51864.40	54457.62	57180.50
Roller	54369.84	57088.33	59942.75	62939.89	66086.88
Compactor	49413.59	51884.27	54478.48	57202.41	60062.53

To:

Year	1	2	3	4	5
Grader	90979.74	95528.73	100305.16	105320.42	110586.44
Loader	64065.58	67269.91	70633.40	74165.07	77873.33
Scraper	63878.89	67073.83	70426.48	73947.80	77645.19
Roller	76623.63	80454.81	84477.55	88701.43	93136.50
Compactor	70732.97	74269.62	77983.10	81882.25	85976.37

CLINs 0011PB, 0021PB, 0031PB, 0041PB 0051PB and the out years will be changed accordingly.

3.             Replace Attachment 016, the Authorized Stockage List for each vehicle mentioned above.

4.             Establish CLIN 0027AA, Storage Cost. The government will pay the daily rate of $8.60 for each crew protection kit per left in storage over 60 days after inspection at ADSI.

5.             Establish CLINs to add the cost of crating the CPKs for overseas shipments under the following:  0011HC, 0021HC, 0041HC, 0051HC, and 0071HC for TRAM.  The out years will be added accordingly.

Year	1	2	3	4	5
Grader	2150.57	2258.10	2371.01	2489.57	2614.04
Loader	1314.29	1380.00	1449.01	1521.45	1597.53
Scraper	1363.13	1380.00	1449.01	1521.45	1597.53
Roller	1928.03	2024.42	2125.66	2231.94	2343.54
Compactor	1705.49	1790.75	1880.29	1974.31	2073.04
Tram	1705.49	1790.75	1880.29	1974.31	2073.04

6.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0023 ***

Contract:	W56HZV-05-D-0382
Modification:	P00024

Modification P00024 to W56HZV-05-D0382 is issued to:

1.             Correct the daily rate for storage established under CLIN 0027AA under modification P00023. The Government will pay the daily rate of $9.16 (not $8.60) for each crew protection kit left in storage over 60 days after inspection at ADSI.

2.             Establish CLIN 0027AB, Uninstalled Vehicles for a total of $74,655.77. The Government will pay this amount for 38 vehicles not presented to ADSI for installation while in Charleston, South Carolina for the purpose of installing crew protection kits on 140 vehicles in a six month period, as agreed upon at the time of negotiation of installation prices.

3.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0024***

Contract:	W56HZV-05-D-0382
Modification:	P00025 (Jan 07)

Modification P000025 to contract W56HZV-05-D-0382 is issued to:

1.             Add the following paragraphs to Section C, incorporate support from ADSI for two days to assist in designing the best method to integrate the Razorback’s control cabling, etc. through the armor and into the cab of the loader at Aberdeen Proving Grounds. ADSI will invoice for this support under CLIN 1002FB, Field Service Representative, CONUS and submit a proposal for any additional cost beyond that of an FSR, in support of the following effort.

3.6.1.2.1. The contractor shall provide engineering support during the governments evaluation of a boom mounted flail mower (Razorback) integrated on the MW24C (loader) with CPK.

3.6.1.2.2. The contractor shall conduct a design assessment to identifying all modifications to the CPK required to integrate the flail mower control cabling and mechanisms into the MW24C armored cab. The contractor shall provide a written assessment identifying the design changes, in contractor format, within (14) days of government permission to begin the design assessment. Flail mower part and installation information will be provided as GFE within 48 hours of government permission to begin the design assessment.

3.6.1.2.3. The contractor shall provide on-site technical assistance at the APG, MD test site to support the CPK during flail mower integration and operational tests. The contractor shall repair or replace kit parts that are damaged or fail during test and resolve any other CPK issues at the government’s expense. The contractor shall plan for (2) two day duration tips to APG, MD.

2.             To incorporated the following price changes due to the crew protection kit upgrades directed by the Government. Upgrades include grab handles, egress decals, door strap brackets, Fuse panel access fix and fuse panel decal.

The unit prices for the production of the CPKS have increased by the following amounts:

Year	1	2	3	4	5
Loader	78.39	58.87	63.58	68.87	74.16
Grader	43.46	53.41	57.69	62.30	67.29
Scraper	55.83	47.97	51.81	55.95	60.43
Compactor	32.75	35.37	38.20	41.25	44.55
Vib Roller	32.75	35.37	38.20	41.25	44.55
TRAM	32.75	35.37	38.20	41.25	44.55

And changed from:

Year	1	2	3	4	5
Loader	26828.30	30555.12	34673.33	39373.33	44739.56
Grader	33208.97	37005.78	41107.32	45738.49	50976.72
Scraper	22398.30	25393.62	28793.21	32658.79	37075.08
Compactor	23188.30	26307.62	29862.71	33917.66	38549.09
Vib roller	30790.56	34831.84	39302.09	44462.91	50350.87
TRAM	57895.00	62527.00	67530.00	72933.00	78768.00

TO:

Year	1	2	3	4	5
Loader	26906.69	30613.99	34736.91	39442.00	44813.72
Grader	33258.43	37059.19	41165.01	45800.79	51044.01
Scraper	22454.13	25441.59	28845.02	32714.74	37135.51
Compactor	23221.05	26342.99	29900.91	33958.91	38593.64
Vib roller	30823.31	34867.21	39340.29	44504.16	50395.42
TRAM	57927.75	62562.37	67568.20	72974.25	78812.55

3.             Incorporate Attachment 017, the Spare Parts List with corresponding prices for the current program year and next; for the Grader, Loader, Scraper, Roller and Compactor. The Spare Parts List for the TRAM will be added at a later date.

4.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same and in full force and effect.

*** END OF NARRATIVE A0025 ***

Contract:	W56HZV-05-D-0382
Modification:	P00027

Modification P000027to contract W56HZV-05-D-0382 is issued to:

1.             Change the following prices to the Authorized Stockage List (ASL) package due to upgrades, to include mirror bracket and the add OCONUS crating for the ASL package. The unit prices for the production of the ASLs have increased by the following amounts:

INCREASE

Year	2	3	4	5
Mirror Bracket	114.82 ea	120.56 ea	126.59 ea	132.92 ea

Total 10 per ASL:	1,148.20	1,205.60	1,265.90	1,329.20

Mirror bracket prices were included in ASL negotiations during mod P00016.

OCONUS Crating

Loader	1,006.99	1,057.34	1,110.21	1,165.72
Grader	1,409.79	1,480.28	1,554.29	1,632.01
Scraper	1,006.99	1,057.34	1,110.21	1,165.72
Compactor	1,006.99	1,057.34	1,110.21	1,165.72
Vib Roller	1,208.39	1,268.81	1,332.25	1,398.86

FROM:

Loader	67,269.91	70,633.40	74,165.07	77,873.33
Grader	95,528.73	100,305.16	105,320.42	110,586.44
Scraper	67,072.83	70,426.48	73,947.80	77,645.19
Compactor	74,269.62	77,983.10	81,882.25	85,976.37
Vib Roller	80,454.81	84,477.55	88,701.43	93,135.50

TO:

Loader	69,425.10	72,956.34	76,541.18	80,368.25
Grader	98,086.72	103,051.04	108,140.61	113,547.65
Scraper	69,228.02	72,749.42	76,323.91	80,140.11
Compactor	76,424.81	80,306.04	84,258.36	88,471.29
Vib Roller	82,811.14	86,951.96	91,299.58	95,863.56

CLINs 0012PB, 0022PB, 0032PB, 0042PB, 0052PB and the out years will be changed accordingly.

2.             Replace Attachment 016, the Authorized Stockage List for each of the above vehicles.

3.             All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0026 ***

Contract:	W56HZV-05-D-0382
Modification:	P00026

Modification P000026 to contract W56HZV-05-D-0382 is issued to:

1.             Establish CLIN 0071TC for the Technical Bulletin/Provisioning Parts List (TB/PPL) as follows:
  0071TC - TB/PPL for the TRAM @ $132,398.72.  Subject CLIN will be funded under delivery order 0011.

2.             Add paragraphs 4.13 thru 4.13.12.2 to Section C, Scope of Work for TRAM only, and the corresponding CDRL B007.

3.             Based on the above, there is no change to the contract amount. All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0027

Contract:	W56HZV-05-D-0382
Modification:	P00028

Modification P000028 to contract W56HZV-05-D-0382 is issued to:

1.             Incorporate the following price changes to the TRAM Crew Protection Upgrades (CPK) due to the adddition of 2 tires/wheels with OCONUS crating per CPK. The year 2 unit prices for the TRAM CPK have increased by $3,505.77 from $62,562.37 to $66,068.14.

2.             Based on the above, the contract amount remains unchanged. All other terms and conditions remain the same in full force and effect.

*** END OF NARRATIVE A0028 ***

Contract:	W56HZV-05-D-0382
Modification:	P00029

Modification P000029 to contract W56HZV-05-D-0382 is issued to:

1.             Incorporate the following language into the Scope of Work and corresponding CDRL A015 with no additional cost to the Government:

C.3.6.1.6                 The government expects the FSRs shall be capable of managing their current allotted daily work hours between training installation crews and filling part requisitions. There wont be a window of operating hours; the FRSs shall fill the orders as quickly as possible during their current allotted work hours.

C.3.6.1.6.1              Management of Authorized Stockage List (ASL) Spare Part Components.

C.3.6.1.6.2              The FSRs shall receive, distribute and maintain inventory control of ASL spare part components for CPKs developed under this contract. The government will determine the location of storage for the ASL spare parts. The government will provide securable storage containers suitable for housing the ASL spare part components. The FSR shall coordinate with the PM CE/MHE Subject Matter Expert (SME) and Site Manager of the Army Field Service Command (AFSC) AoA Installation Site to identify the site location and receive access to the storage containers. ASL storage location should be collocated with the installation site to preclude unnecessary travel time between the FSRs duties. Current locations are Camp Liberty, Camp Anaconda and Bagram.

C.3.6.1.6.3              Upon receipt of the ASL package, the FSRs shall conduct an initial inventory of parts against the inventory list provided in the ASL package. Within 24 hours of completion of the inventory, the contractor shall notify the PCO and PM CE/MHE via email of receipt in total and identity of any missing parts. This report should be sent through the ADSI Project Manager for transmittal to PM CE/MHE. The contractor shall be responsible to procure and replenish missing parts identified in the initial inventory.

C.3.6.1.6.4 - Upon request from units with CPK equipped vehicles or from the PM CE/MHE SME, the FSRs shall distribute parts from the ASL package. Procedures for units requisitioning parts are found in Attachment 1. Parts shall be issued within 48 hours of request. The FSR shall present a weekly report via email (in contractor format) on inventory distribution. The report shall identify at a minimum:  Date of report, model of vehicle, part number issued, description of part, quantity issued, DODAAC of requesting unit, unit number, name of individual issued, email address of individual issued, date of issue, and distribution point. The report shall be prepared using Microsoft Excel software. The distribution report shall be delivered electronically through the ADSI Project Manager for transmittal to PM CE/MHE and the PM CE/MHE SME.

C.3.6.1.6.5              The FSR shall evaluate demand trends and recommend to the PM CE/MHE increased stockage quantity of individual parts currently in the ASL and the addition of any new parts not currently stocked in the ASLs.

C.3.6.1.6.6 - To maintain inventory control, the FSR shall present a weekly status report via email (in contractor format), which identifies parts issued and parts on-hand. The report shall identify at a minimum:  Date of report, model of vehicle, part number, description of part, quantity issued, quantity of part replenished, quantity on-hand, and distribution point. The report shall be prepared using Microsoft Excel software. The report shall be delivered electronically through the ADSI Project Manager for transmittal to PM CE/MHE and the PM CE/MHE SME.

C.3.6.1.6.7              Upon any part reaching 50% of total issued, the contractor shall notify the government via email. Notification shall be made within 24 hours of the contractors knowledge of 50% total part issued. The Government will take action to procure and replenish parts.

C.3.6.1.6.8              The FSRs shall make every effort to maintain control and secure the ASL parts. The contractor shall not be held accountable for parts missing after the initial inventory. Within 24 hours of knowledge of missing parts, the contractor shall notify the government via email. The Government will take action to procure and replenish parts identified after the initial inventory.

2.             All other terms and conditions remain unchanged and in full force.

*** END OF NARRATIVE 0029 ***

Contract:	W56HZV-05-D-0382
Modification:	P00030

Modification P00030 under contract W56HZV-05-D-0382 is issued to:

1.             Establish the below price for the TRAM Prescribed Load List (PLL or Overpack) package as described in attachment 015.

YEAR	2
TRAM	$1,422.11

2.             Establish the below price for the TRAM Authorized Stockage List (ASL or push package) as described in attachment 016.

YEAR	2
TRAM	$151,645.87

ASL price is based on the quantity 21 - 50.

3.             All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0030 ***

Contract:	W56HZV05D0382
Modification:	P00031

Modification P00031 under contract W56HZV-05-D-0382 is issued to:

1.             Replace Attachment 17, Spare Parts Price List (SPPL) with an updated version dated June 07. All previous editions should be discarded.

2.             All other terms and conditions remain unchanged, andin full force and effect.

*** END OF NARRATIVE A0031 ***

Contract:	W56HZV-05-D-0382
Modification:	P00032

Modification P00032 under contract W56HZV-05-D0382 is issued to:

1.             Replace the Spare Parts Price List (SPPL) for the Tractor, Rubber Tired, Articulated steering, Multi Purpose (TRAM), 644-E and part of attachment 017. This was due to updating the list to incorporate the tires which were erroneous left out of the June 07 version.

2.             The contract amount and all other terms and conditions remain unchanged, and in full force.

*** END OF NARRATIVE A0032 ***

ITEM NO	SUPPLIES/SERVICES

SUPPLIES OR SERVICES AND PRICES/COSTS

0010	SECURITY CLASS: Unclassified

0010AT	TRANSPORTATION (ATC)	LO (Unit)	$ 23,594.00 (Amount)

NOUN: TRANSPORT PROTO VEHICLES

$23,594 is for transportation of 1 loader, 1 grader,
1 scraper, 1 compactor and 1 roller with installed
CPKs from Aberdeen to Charleston, SC.

(End of narrative B001)

0010BT	TRANSPORTATION (XMCO)	LO (Unit)	$ 32,369.00 (Amount)

NOUN: TRANSPORT OF VEHICLES W/CPK

$32,369.00 is tranportation cost of 1 loader, 1 grader, 1 scraper, 1 compactor and 1 roller with installed crew protection kits from XMCO, Warren, MI to Charleston, SC.

(End of narrative B001)

W56HZV-05-D-0382 IS A FIRM FIXED PRICED, INDEFINITE DELIVERY,INDEFINITE QUANTITY (IDIQ) CONTRACT.

MINIMUM ORDERING QUANTITY: 124 AoA CPKs
MAXIMUM ORDERING QUANTITY: 932 AoA CPKs OR
$44,000,000.00 - WHICHEVER IS REACHED FIRST.

THESE QUANTITIES ARE BASED ON THE MIX OF THE SIX (6) VEHICLE SYSTEMS IDENTIFIED BELOW OVER THE FIVE (5) PROGRAM YEARS OF THIS CONTRACT.

******************************
PROGRAM YEAR-1 (PY-1): DATE OF CONTRACT AWARD
THROUGH DAY 365;
7 OCTOBER 2005 through 6 OCTOBER 2006

PROGRAM YEAR-2 (PY-2): DAY 366 THROUGH DAY 730;
7 OCTOBER 2006 through 6 OCTOBER 2007

PROGRAM YEAR-3 (PY-3): DAY 731 THROUGH DAY 1,095;
7 OCTOBER 2007 through 6 OCTOBER 2008

PROGRAM YEAR-4 (PY-4): DAY 1,096 THROUGH DAY 1,460;
7 OCTOBER 2008 through 6 OCTOBER 2009

PROGRAM YEAR-5 (PY-5): DAY 1,461 THROUGH DAY 1,825;
7 OCTOBER 2009 through 6 OCTOBER 2010
******************************

(End of narrative A001)

0011	SECURITY CLASS: Unclassified

0011AA	DEVELOPMENT, DESIGN, TRADE STUDY LO (Unit)	$75,000.00000 (Unit Price)

NOUN: LOADER MW24C CPK

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0011AB	DOOR ASSEMBLY, PROTOTYPE EA (Unit)	$900.00000 (Unit Price)

NOUN: LOADER MW24G CPK

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0011AC	PROTOTYPE KITS (AOA CPKS) EA (Unit)	$25,165.93000 (Unit Price)

NOUN: LOADER MW24C CPK

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0011AD	ADDITIONAL DOOR ASSEMBLY, PROTOTYPE	EA (Unit)	$11,226.51000 (Unit Price)
NOUN: LOADER/ROLLER DOOR ASSEMBLY

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

0011AE	PROTOTYPE, EGRESS WINDOW	EA (Unit)	$3,325.36000 (Unit Price)

NOUN: EMERGENCY EGRESS WINDOW

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

0011AF	REFURBISHMENT (ATC)	LO (Unit)	$5,713.00 (Amount)

NOUN: REFURBISH CPK ON LOADER

0011BF	REFURBISHMENT (XMCO)	LO (Unit)	$8,415.00 (Amount)

NOUN: REFURBISH CPK ON LOADER

0011HA	CREW PROTECTION KITS	EA (Unit)	$26,906.69000 (Unit Price)

PROGRAM YEAR: 1
NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0011HC	OCONUS CRATING	EA (Unit)	$ 1,314.2900 (Unit Price)

PROGRAM YEAR: 1
NOUN: CRATING FOR LOADER

Packaging and Marking

0011JA	INSTALLATION ON GRADER	1	EA (Unit)	$ 21,766.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN CHARLESTON

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0011JA	INSTALLATION ON GRADER	1	EA (Unit)	$ 15,240.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN CHARLESTON

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0011JC	INSTALLATION ON GRADER	1	EA (Unit)	$ 16,518.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN ALBANY, GA

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0011JD	INSTALLATION ON GRADER	1	EA (Unit)	$ 15,028.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION HICKSVILLE, NY

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0011PA	PLL PACKAGE		LO (Unit)	$ 945.86 (Amount)

	PROGRAM YEAR: 1
	NOUN: LOADER PLL PACKAGE (OVERPACK)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0011PB	ASL PACKAGE		LO (Unit)	$ 64,066.58 (Amount)

	PROGRAM YEAR: 1
	NOUN: LOADER ASL PACKAGE

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0011SA	AUTHORIZED STOCKAGE LIST (ASL)	LO (Unit)	$** N/A** (Unit Price)

NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0011SB	SPARE PARTS LIST	LO (Unit)	$ 61,500.00000 (Unit Price)

NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0011TA	DRAWING PACKAGES	SE (Unit)	$ 24,685.00000 (Unit Price)

NOUN: LOADER M224C

Packaging and Marking

Inspection and Acceptance
ACCEPTANCE: Destination INSPECTION: Destination

FOB POINT: Destination

0011TB	TECHNICAL DATA PACKAGE	SE (Unit)	$ 35,000.00000 (Unit Price)

NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0011TC	TECHNICAL DATA AND PROVISIONING	LO (Unit)	$ 160,949.83000 (Unit Price)

NOUN: LOADER MW24C TB/PPL

PER SOW 3.5 AND CDRLS A011, A012 AND A013

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

0012	SECURITY CLASS: Unclassified

0012HA	CREW PROTECTION KITS	EA (Unit)	$ 30,613.99000 (Unit Price)

PROGRAM YEAR: 2
NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0012HC	OCONUS CRATING	EA (Unit)	$ 1,380.00000 (Unit Price)

PROGRAM YEAR: 2
NOUN: CRATING FOR LOADER

Packaging and Marking

0012PA	PLL PACKAGE	LO (Unit)	$ 993.15 (Amount)

PROGRAM YEAR: 2
NOUN: LOADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0012PB	ASL PACKAGE	LO (Unit)	$ 69,425.10 (Amount)

PROGRAM YEAR: 2
NOUN: LOADER ASL PACKAGE

The total amount under this CLIN includes $1,006.99 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0013	SECURITY CLASS: Unclassified

0013HA	CREW PROTECTION KITS	EA(Unit)	$ 34,736.91000 (Unit Price)

PROGRAM YEAR: 3
NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0013HC	OCONUS CRATING	EA (Unit)	$ 1,449.01000 (Unit Price)

PROGRAM YEAR: 3
NOUN: CRATING FOR LOADER

Packaging and Marking

0013PA	PLL PACKAGE	LO (Unit)	$ 1,042.81 (Amount)

PROGRAM YEAR: 3
NOUN: LOADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0013PB	ASL PACKAGE	LO (Unit)	$ 72,956.34 (Amount)

PROGRAM YEAR: 3
NOUN: LOADER ASL PACKAGE

The total amount under this CLIN includes $1,057.34
for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0014	SECURITY CLASS: Unclassified

0014HA	CREW PROTECTION KITS	EA (Unit)	$ 39,442.00000 (Unit Price)

PROGRAM YEAR: 4
NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0014HC	OCONUS CRATING	EA (Unit)	$ 1,521.45000 (Unit Price)

PROGRAM YEAR: 4
NOUN: CRATING FOR LOADER

Packaging and Marking

0014PA	PLL PACKAGE	LO (Unit)	$ 1,094.94 (Amount)

PROGRAM YEAR: 4
NOUN: LOADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0014PB	ASL PACKAGE	LO (Unit)	$ 76,541.18 (Amount)

PROGRAM YEAR: 4
NOUN: LOADER ASL PACKAGE

The total amount under this CLIN includes $1,110.21 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0015	SECURITY CLASS: Unclassified

0015HA	CREW PROTECTION KITS	EA (Unit)	$44,813.72000 (Unit Price)

PROGRAM YEAR: 5
NOUN: LOADER MW24C

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0015HC	OCONUS CRATING	EA (Unit)	$ 1,597.53000 (Unit Price)

PROGRAM YEAR: 5
NOUN: CRATING FOR LOADER

Packaging and Marking

0015PA	PLL PACKAGE	LO (Unit)	$ 1,149.70 (Amount)

PROGRAM YEAR: 5
NOUN: LOADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

0015PB	ASL PACKAGE	LO (Unit)	$ 80,368.25 (Amount)

PROGRAM YEAR: 5
NOUN: LOADER ASL PACKAGE

The total amount under this CLIN includes $1,165.72 OCONUS crating

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0021	SECURITY CLASS: Unclassified

0021AA	DEVELOPMENT, DESIGN, TRADE STUDY	LO (Unit)	$75,000.00000 (Unit Price)

NOUN: GRADER 130 G CPK

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0021AB	DOOR ASSEMBLY, PROTOTYPE	EA (Unit)	$900.0000 (Unit Price)

NOUN: GRADER 130 G CPK

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0021AC	PROTOTYPE KITS (AOA CPKS)	EA (Unit)	$33,486.12000 (Unit Price)

NOUN: GRADER 130 G CPK

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0021AF	REFURBISHM ENT (ATC)	LO (Unit)	$ 11,127.00 (Amount)

NOUN: REFURBISH OF CPK ON GRADER

0021BF	REFURBISHMENT (XMCO)	LO (Unit)	$ 11,960.00 (Amount)

NOUN: REFURBISH CPK ON GRADER

0021HA	CREW PROTECTION KITS	EA (Unit)	$ 33,258.43000 (Unit Price)

PROGRAM YEAR: 1
NOUN: GRADER 130 G CPK

Packaging and Marking

Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

0021HC	OCONUS CRATING		EA (Unit)	$2,150.5700 (Unit Price)

	PROGRAM YEAR: 1
	NOUN: CRATING FOR GRADER

	Packaging and Marking

0021JA	INSTALLATION ON LOADER	1	EA (Unit)	$21,115.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN CHARLESTON

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021JB	INSTALLATION ON LOADER	1	EA (Unit)	$14,589.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN CHARLESTON

	The unit price under this clin is used only after the total quantiy of kits installation is higher that 140 during the of April 1 to 1 October 06.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021JC	INSTALLATION ON LOADER	1	EA (Unit)	$15,867.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN ALBANY, GA

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021JD	INSTALLATION ON LOADER	1	EA (Unit)	$14,378.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION, HICKSVILLE, NY

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021JE	INSTALLATION ON LOADER	1	EA (Unit)	$17,190.00 (Amount)

	PROGRAM YEAR: 1
	NOUN: INSTALLATION IN FORT MCCOY

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021PA	PLL PACKAGE FOR GRADER		LO(Unit)	$1,346.86 (Amount)

	NOUN: GRADER PLL PACKAGE (OVERPACK)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021PB	ASL PACKAGE		LO (Unit)	$90,979.73 (Amount)

	PROGRAM YEAR: 1
	NOUN: GRADER ASL PACKAGE

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

0021SA	AUTHORIZED STOCKAGE LIST (ASL)		LO (Unit)	$**N/A** (Unit Price)

	NOUN: GRADER 130 G

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	FOB POINT: Destination

0021SB	SPARE PARTS LIST	LO(Unit)	$65,250.00 (Unit Price)

NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0021TA	DRAWING PACKAGES	SE (Unit)	$24,685.00000 (Unit Price)

NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0021TB	TECHNICAL DATA PACKAGE	SE (Unit)	$35,000.00000 (Unit Price)

NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

0021TC	TECHNICAL BULLETIN AND PROVISIONING	LO (Unit)	$160,949.83000 (Unit Price)

NOUN: GRADER 130 G TB/PPL

PER SOW 3.5 AND CDRLS A011,A012 AND A013.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

0022	SECURITY CLASS: Unclassified

0022HA	CREW PROTECTION KITS	EA (Unit)	$37,059.19000 (Unit Price)

PROGRAM YEAR: 2
NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0022HC	OCONUS CRATING	EA (Unit)	$2,258.10000 (Unit Price)

NOUN: CRATING FOR GRADER

Packaging and Marking

0022PA	PPL PACKAGE	LO (Unit)	$1,414.20 (Amount)

PROGRAM YEAR: 2
NOUN: GRADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0022PB	ASL PACKAGE	LO (Unit)	$98,086.72 (Amount)

PROGRAM YEAR: 2

NOUN: GRADER ASL PACKAGE

The total amount under this CLIN includes $1,409.79 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0023	SECURITY CLASS: Unclassified

0023HA	CREW PROTECTION KITS	EA(Unit)	$41,165.01000 (Unit Price)

PROGRAM YEAR: 3
NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0023HC	OCONUS CRATING	EA(Unit)	$2,371.01000 (Unit Price)

PROGRAM YEAR: 3
NOUN: CRATING FOR GRADER

Packaging and Marking

0023PA	PLL PACKAGE	LO (Unit)	$1,484.91 (Amount)

PROGRAM YEAR: 3
NOUN: GRADER PPL PACKAGE (OVERPACK)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0023PB	ASL PACKAGE	LO (Unit)	$103,051.04 (Amount)

PROGRAM YEAR: 3
NOUN: GRADER ASL PACKAGE

The total amount under this CLIN includes $1,480.28 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0024	SECURITY CLASS: Unclassified

0024HA	CREW PROTECTION KITS	EA (Unit)	$45,800.79000 (Unit Price)

PROGRAM YEAR: 4
NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

0024HC	OCONUS CRATING	EA (Unit)	$2,489.57000 (Unit Price)

PROGRAM YEAR: 4
NOUN: CRATING FOR GRADER

Packaging and Marking

0024PA	PLL PACKAGE	LO (Unit)	$1,559.16 (Amount)

PROGRAM YEAR: 4
NOUN: GRADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0024PB	ASL PACKAGE	LO (Unit)	$108,140.61 (Amount)

PROGRAM YEAR: 4
NOUN: GRADER ASL PACKAGE

The total amount under this CLIN includes $1,554.29 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0025	SECURITY CLASS: Unclassified

0025HA	CREW PROTECTION KITS	EA (Unit)	$51,044.01000 (Unit Price)

PROGRAM YEAR: 5
NOUN: GRADER 130 G

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0025HC	OCONUS CRATING	EA (Unit)	$2,614.04000 (Unit Price)

PROGRAM YEAR: 5
NOUN: CRATING FOR GRADER

Packaging and Marking

0025PA	PLL PACKAGE	LO (Unit)	$1,637.12 (Amount)

PROGRAM YEAR: 5
NOUN: GRADER PLL PACKAGE (OVERPACK)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0025PB	ASL PACKAGE	LO (Unit)	$113,547.65 (Amount)

PROGRAM YEAR: 5
NOUN: GRADER ASL PACKAGE

The total amount under this CLIN includes $1,632.01 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0027	SECURITY CLASS: Unclassified

0027AA	DAILY STORAGE RATE

The daily rate of $9.16 per crew protection kit left in storage over 60 days at ADSI after being accepted.

(End of narrative B001)

0027AB	UNINSTALLED VEHICLES	LO (Unit)	$74,655.77 (Amount)

The Government agrees to pay this amount of $74,655.77 for 38 vehicles, under the agreed quantity of 140, not presented to ADSI for installation of crew protection kits.

(End of narrative B001)

0031	SECURITY CLASS: Unclassified

0031AA	DEVELOPMENT, DESIGN, TRADE STUDY	LO (Unit)	$75,000.00000 (Unit Price)

NOUN: SCRAPER 621 B CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0031AB	DOOR ASSEMBLY, PROTOTYPE	EA (Unit)	$900.00000 (Unit Price)

NOUN: SCRAPER 621 B CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0031AC	PROTOTYPE KITS (AOA CPKS)	EA(Unit)	$21,214.26000 (Unit Price)

NOUN: SCRAPER 621 B CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0031AF	REFURBISHMENT (ATC)	LO (Unit)	$2,882.00 (Amount)

NOUN: REFURBISH CPK ON SCRAPER

0031BF	REFURBISHMENT (XMCO)	LO (Unit)	$5,584.00 (Amount)

NOUN: REFURBISH CPK ON SCRAPER

0031HA	CREW PROTECTION KITS	EA (Unit)	$22,454.13000 (Unit Price)

PROGRAM YEAR: 1
NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0031HC	OCONUS CRATING	EA (Unit)	$1,363.13000 (Unit Price)

NOUN: CRATING FOR SCRAPER

Packaging and Marking

0031JA	INSTALLATION ON SCRAPER	1 EA (Unit)	$22,145.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN CHARLESTON

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0031JB	INSTALLATION ON SCRAPER	1 EA (Unit)	$15,619.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN CHARLESTON

The unit price under this clin is used only after the total quantiy of kits installation is higher that 140 during the of April 1 to 1 October 06.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0031JC	INSTALLATION ON SCRAPER	1 EA (Unit)	$16,897.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN ALBANY, GA

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0031JD	INSTALLATION ON SCRAPER	1 EA (Unit)	$15,408.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION HICKSVILLE, NY

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0031PA	PLL PACKAGE	LO (Unit)	$1,093.08 (Amount)

PROGRAM YEAR: 1
NOUN: SCRAPER PLL PACKAGE -OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0031PB	ASL PACKAGE	LO (Unit)	$63,878.90 (Amount)

PROGRAM YEAR: 1
NOUN: SCRAPER ASL PACAKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0031SA	AUTHORIZED STOCKAGE LIST (ASL)	LO (Unit)	$** N/A** (Unit Price)

NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0031SB	SPARE PARTS LIST	LO (Unit)	$61,800.0000 (Unit Price)

NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0031TA	DRAWING PACKAGES	SE (Unit)	$24,685.00000 (Unit Price)

NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	Acceptance: Destination

FOB POINT: Destination

0031TB	TECHNICAL DATA PACKAGE	SE (Unit)	$35,000.00000 (Unit Price)

NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	Acceptance: Destination

FOB POINT: Destination

0031TC	TECHNICAL BULLETIN AND PROVISIONING	LO (Unit)	$160,949.83000 (Unit Price)

NOUN: SCRAPER 621B TB/PPL

PER SOW 3.5 AND CDRLS A011, A012 AND A013.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	Acceptance: Destination

0032	SECURITY CLASS: Unclassified

0032HA	CREW PROTECTION KITS	EA (Unit)	$25,441.59000 (Unit Price)

PROGRAM YEAR: 2
NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance

	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0032HC	OCONUS CRATING	EA (Unit)	$1,380.00000 (Unit Price)

PROGRAM YEAR: 2
NOUN: CRATING FOR SCRAPER

Packaging and Marking

0032PA	PLL PACKAGE	LO (Unit)	$1,147.73 (Unit Price)

PROGRAM YEAR: 2

NOUN: SCRAPER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0032PB	ASL PACKAGE	LO(Unit)	$69,228.02 (Amount)

PROGRAM YEAR: 2
NOUN: SCRAPER ASL PACKAGE

The total amount under this CLIN includes $1,006.99 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0033	SECURITY CLASS: Unclassified

0033HA	CREW PROTECTION KITS	EA (Unit)	$28,845.02000 (Unit Price)

PROGRAM YEAR: 3
NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0033HC	OCONUS CRATING	EA (Unit)	$1,449.01000 (Unit Price)

PROGRAM YEAR: 3
NOUN: CRATING FOR SCRAPER

Packaging and Marking

0033PA	PLL PACKAGE	LO (Unit)	$1,205.12 (Amount)

PROGRAM YEAR: 3
NOUN: SCRAPER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0033PB	ASL PACKAGE	LO (Unit)	$72,749.42 (Amount)

PROGRAM YEAR: 3
NOUN: SCRAPER ASL PACKAGE

The total amount under this CLIN includes $1,057.34 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0034	SECURITY CLASS: Unclassified

0034HA	CREW PROTECTION KITS	EA (Unit)	$32,714.74000 (Unit Price)

PROGRAM YEAR: 4
NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0034HC	OCONUS CRATING	EA(Unit)	$1,597.53000 (Unit Price)

PROGRAM YEAR: 4
NOUN: CRATING FOR SCRAPER

Packaging and Marking

0034PA	PLL PACKAGE	LO (Unit)	$1,265.38 (Amount)

PROGRAM YEAR: 4
NOUN: SCRAPER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0034PB	ASL PACKAGE	LO (Unit)	$76,323.91 (Amount)

PROGRAM YEAR: 4
NOUN: SCRAPER ASL PACKAGE

The total amount under this CLIN includes $1,110.21 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0035	SECURITY CLASS: Unclassified

0035HA	CREW PROTECTION KITS	EA (Unit)	$37,135.51000 (Unit Price)

PROGRAM YEAR: 5
NOUN: SCRAPER 621 B

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0035PA	PLL PACKAGE	LO (Unit)	$1,328.65 (Amount)

PROGRAM YEAR: 5
NOUN: SCRAPER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0035PB	ASL PACKAGE	LO (Unit)	$80,140.11 (Amount)

PROGRAM YEAR: 5
NOUN: SCRAPER ASL PACKAGE

The total amount under this CLIN includes $1,165.72
For OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041	SECURITY CLASS: Unclassified

0041AA	DEVELOPMENT, DESIGN, TRADE STUDY	LO (Unit)	$75,000.00000 (Unit Price)

NOUN: HIGH SPEED COMPACTOR 815 CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0041AB	DOOR ASSEMBLY, PROTOTYPE	EA (Unit)	$900.00000 (Unit Price)

NOUN: HIGH SPEED COMPACTOR 815F CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0041AC	PROTOTYPE KITS (AOA CPKS)	EA (Unit)	$22,140.30000 (Unit Price)

NOUN: HIGH SPEED COMPACTOR 915F CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0041AF	REFURBISHMENT (ATC)	LO (Unit)	$2,882.00 (Amount)

NOUN: REFURBISH CPK ON COMPACTOR

0041BF	REFURBISHMENT (XMCO)	LO (Unit)	$5,584.00 (Amount)

NOUN: REFURBISH CPK ON COMPACTOR

0041HA	CREW PROTECTION KITS	EA(Unit)	$23,221.05000 (Unit Price)

PROGRAM YEAR: 1
NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0041HC	OCONUS CRATING	EA(Unit)	$1,705.49000 (Unit Price)
PROGRAM YEAR: 1
NOUN: CRATING FOR COMPACTOR

Packaging and Marking

0041JA	INSTALLATION ON VIBRATORY ROLLER	1 EA (Unit)	$22,353.00 (Unit Price)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN CHARLESTON

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041JB	INSTALLATION ON VIBRATORY ROLLER	1 EA (Unit)	$15,727.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN CHARLESTON

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041JC	INSTALLATION ON VIBRATORY ROLLER	1 EA (Unit)	$17,004.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN ALBANY GA

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041JD	INSTALLATION ON VIBRATORY ROLLER	1 EA (Unit)	$15.515.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION HICKSVILLE, NY

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041PA	PLL PACKAGE - OVERPACK	LO (Unit)	$1,176.35 (Amount)

PROGRAM YEAR: 1
NOUN: COMPACTOR PPL PACKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041PB	ASL PACKAGE	LO (Unit)	$70,732.97 (Amount)

PROGRAM YEAR: 1
NOUN: COMPACTOR ASL PACKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0041SA	AUTHORIZED STOCKAGE LIST (ASL)	LO (Unit)	$**N/A** (Unit Price)

NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0041SB	SPARE PARTS LIST	LO (Unit)	$50,500.00000 (Unit Price)

NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destingation	ACCEPTANCE: Destination

FOB POINT: Destination

0041TA	DRAWING PACKAGES	SE (Unit)	$24,685.00000 (Unit Price)

NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destinatiion	ACCEPTANCE: Destination

FOB POINT: Destination

0041TB	TECHNICAL DATA PACKAGE	SE (Unit)	$35,000.00000 (Unit Price)

NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0041TC	TECHNICAL BULLETIN AND PROVISIONING	LO (Unit)	$181,061.82000 (Unit Price)

NOUN: COMPACTOR 815F TB/PPL

PER SOW 3.5 AND CDRLS A011, A012 AND A013.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0042	SECURITY CLASS: Unclassified

0042HA	CREW PROTECTION KITS	EA (Unit)	$26,342.99000 (Unit Price)

PROGRAM YEAR: 2
NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0042HC	OCONUS CRATING	EA (Unit)	$1,790.75000 (Unit Price)

PROGRAM YEAR: 2
NOUN: CRATING FOR COMPACTOR

Packaging and Marking

0042PA	PLL PACKAGE - OVERPACK	LO (Unit)	$1,235.17 (Amount)

PROGRAM YEAR: 2
NOUN: COMPACTOR PLL PACKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0042PB	ASL PACKAGE	LO (Unit)	$76,424.81 (Amount)

PROGRAM YEAR: 2
NOUN: COMPACTOR ASL PACKAGE

The total amont under this CLIN includes $1,006.99
For OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0043	SECURITY CLASS: Unclassified

0043HA	CREW PROTECTION KITS	EA(Unit)	$29,900.91000 (Unit Price)

PROGRAM YEAR 3
NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0043HC	OCONUS CRATING	EA (Unit)	$1,880.29000 (Unit Price)

PROGRAM YEAR: 3
NOUN: CRATING FOR COMPACTOR

Packaging and Marking

0043PA	PLL PACKAGING - OVERPACK	LO (Unit)	$1,296.93 (Amount)

PROGRAM YEAR: 3
NOUN: COMPACTOR PLL PACKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0043PB	ASL PACKAGE	LO (Unit)	$80,306.04 (Amount)

PROGAM YEAR: 3
NOUN: COMPACTOR ASL PACKAGE

The total amount under this CLIN includes $1,057.34
For OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0044	SECURITY CLASS: Unclassified

0044HA	CREW PROTECTION KITS	EA (Unit)	$33,958.91000 (Unit Price)

PROGRAM YEAR: 4
NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0044HC	OCONUS CRATING	EA (Unit)	$1,974.31000 (Unit Price)

PROGRAM YEAR: 4
NOUN: CRATING FOR COMPACTOR

Packaging and Marking

0044PA	PLL PACKAGE - OVERPACK	LO (Unit)	$1,296.93 (Amount)

PROGRAM YEAR: 4
NOUN: COMPACTOR PLL PACKAGE

Inpection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0044PB	ASL PACKAGE	LO (Unit)	$84,258.36 (Amount)

PROGRAM YEAR: 4
NOUN: COMPACTOR ASL PACKAGE

The total amount under this CLIN includes $1,110.21
For OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0045	SECURITY CLASS: Unclassified

0045HA	CREW PROTECTION KITS	EA (Unit)	$38,593.64000 (Unit Price)

PROGRAM YEAR: 5
NOUN: HIGH SPEED COMPACTOR 815F

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0045PA	PLL PACKAGE - OVERPACK	LO (Unit)	$1.429.87 (Amount)

PROGRAM YEAR: 5
NOUN: COMPACTOR PLL PACKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0045PB	SERVICES LINE ITEM	LO (Unit)	$88,471.29 (Amount)

PROGRAM YEAR: 5
NOUN: COMPACTOR ASL PACKAGE

The total amount under this CLIN includes $1,165.72
For OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051	SECURITY CLASS: Unclassified

0051AA	DEVELOPMENT, DESIGN, TRADE STUDY	LO (Unit)	$75,000.00000 (Unit Price)

NOUN: VIB ROLLER, CS563D CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051AB	DOOR ASSEMBLY, PROTOTYPE	EA (Unit)	$900.00000 (Unit Price)

NOUN: VIB ROLLER, CS563D CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051AC	PROTOTYPE KITS (AOA CPKS)	EA (Unit)	$28,206.21000 (Unit Price)

NOUN: VIB ROLLER, CS563D CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051AF	REFURBISHMENT (ATC)	LO (Unit)	$2,882.00 (Amount)

NOUN: REFURBISH CPK ON ROLLER

0051BF	REFURBISHMENT (XMCO)	LO (Unit)	$5,584.00 (Amount)

NOUN: REFURBISH CPK ON ROLLER

0051HA	CREW PROTECTION KITS	EA (Unit)	$30,823.31000 (Unit Price)

PROGRAM YEAR: 1
NOUN: VIB ROLLER, CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0051HC	OCONUS CRATING	EA (Unit)	$1,928.03000 (Unit Price)

PROGRAM YEAR: 1
NOUN: CRATING FOR ROLLER

Packaging and Marking

0051JA	INSTALLATION ON COMPACTOR	1 EA (Unit)	$22,252.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN CHARLESTON

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051JB	INSTALLATION ON COMPACTOR	1 EA (Unit)	$15,727.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN ALBANY, GA

The unit price under this clin is used only after the total quantity of kits installation is higher that 140 during April 1 to 1 October 06.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051JC	INSTALLATION ON COMPACTOR	1 EA (Unit)	$17,004.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION IN ALBANY, GA

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051JD	INSTALLATIION ON COMPACTOR	1 EA (Unit)	$15,515.00 (Amount)

PROGRAM YEAR: 1
NOUN: INSTALLATION HICKSVILLE, NY

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051PA	PLL PACKAGE	LO (Unit)	$1,176.35 (Amount)

PROGRAM YEAR: 1
NOUN: ROLLER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051PB	ASL PACKAGE	LO (Unit)	$76,623.62 (Amount)

PROGRAM YEAR: 1
NOUN: ROLLER ASL PACKAGE

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0051SA	AUTHORIZED STOCKAGE LIST (ASL)	LO (Unit)	$**N/A** (Unit Price)

NOUN: VIB ROLLER, CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051SB	SPARE PARTS LIST	LO (Unit)	$52,072.00000 (Unit Price)

NOUN: VIB ROLLER CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051TA	DRAWING PACKAGES	SE (Unit)	$24,685.00000 (Unit Price)

NOUN: VIB ROLLER, CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051TB	TECHNICAL DATA PACKATE	SE (Unit)	$35,000.00000 (Unit Price)

NOUN: VIB ROLLER, CS563D

Packaging and Marketing

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0051TC	TECHNICAL BULLETIN AND PROVISIONING	LO (Unit)	$181,061.82000 (Unit Price)

NOUN: VIBRATORY ROLLER CS563D

PER SOW 3.5 AND CDRLS A011, A012 AND A013.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0052	SECURITY CLASS: Unclassified

0052HA	CREW PROTECTION KITS	EA (Unit)	$34,867.21000 (Unit Price)

PROGRAM YEAR: 2
NOUN: VIB ROLLER, CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0052HC	OCONUS CRATING	EA (Unit)	$2,024.42000 (Unit Price)

PROGRAM YEAR: 2
NOUN: CRATING FOR ROLLER

Packaging and Marking

0052PA	PLL OVERPACK	LO (Unit)	$1,235.17 (Amount)

PROGRAM YEAR: 2
NOUN: ROLLER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0052PB	ASL PACKAGE	LO (Unit)	$82,811.40 (Amount)

PROGRAM YEAR: 2
NOUN: ROLLER ASL PACKAGE

The total amount under this CLIN includes $1,208.39
for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0053	SECURITY CLASS: Unclassified

0053HA	CREW PROTECTION KITS	EA (Unit)	$39,340.29000 (Unit Price)

PROGRAM YEAR: 3
NOUN: VIB ROLLER, CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0053HC	OCONUS CRATING	EA (Unit)	$2,125.66000 (Unit Price)

PROGRAM YEAR: 3
NOUN: CRATING FOR ROLLER

Packaging and Marking

0053PA	PLL PACKAGE	LO (Unit)	$1,296.93 (Amount)

PROGRAM YEAR: 3
NOUN: ROLLER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0053PB	ASL PACKAGE	LO (Unit)	$86,951.96 (Amount)

PROGRAM YEAR: 3
NOUN: ROLLER ASL PACKAGE

The total amount under this CLIN includes $1,268.81
for OCONUS crating.

(End of narrative B001)

Inspecction and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0054	SECURITY CLASS: Unclassified

0054HA	CREW PROTECTION KITS	EA (Unit)	$44,504.16000 (Unit Price)

PROGRAM YEAR: 4
NOUN: VIB ROLLER, CS563D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0054HC	OCONUS CRATING	EA (Unit)	$2,231.94000 (Unit Price)

PROGRAM YEAR: 4
NOUN: CRATING FOR ROLLER

Packaging and Marking

0054PA	PLL PACKAGE	LO (Unit)	$1,361.78 (Amount)

PROGRAM YEAR: 4
NOUN: ROLLER PLL PACKAGE-OVERPACK

Inspection and Accounting
	INSPECTION: Origin	ACCEPTANCE: Origin

0054PB	ASL PACKAGE	LO (Unit)	$91,299.58 (Amount)

PROGRAM YEAR: 4
NOUN: ROLLER ASL PACKAGE

The total amount under this CLIN includes $1,332.25
for OCONUS crating.

(End of narrative B001)
Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0055	SECURITY CLASS: Unclassified

0055HA	CREW PROTECTION KITS	EA (Unit)	$50,395.42000 (Unit Price)

PROGRAM YEAR: 5
NOUN: VIB ROLLER, CS365D

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0055HC	OCONUS CRATING	EA (Unit)	$2,343.54000 (Unit Price)

PROGRAM YEAR: 5
NOUN: CRATING FOR ROLLER

Packaging and Marking

0055PA	PLL PACKAGE	LO (Unit)	$1,429.87 (Amount)

PROGRAM: 5
NOUN: ROLLER PLL PACKAGE-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0055PB	ASL PACKAGE	LO (Unit)	$95,863.56 (Amount)

PROGRAM YEAR: 5
NOUN: ROLLER ASL PACKAGE

The total amount under this CLIN includes $1,398.86 for OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0061	SECURITY CLASS: Unclassified

0061AA	DEVELOPMENT, DESIGN, TRADE STUDY	LO (Unit)	$75,000.00000 (Unit Price)

NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0061AB	DOOR ASSEMBLY, PROTOTYPE	EA (Unit)	$900.00000 (Unit Price)

NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0061AC	PROTOTYPE KITS (AOA CPKS)	EA (Unit)	$7,300.00000 (Unit Price)

PROGRAM YEAR: 1
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0061HA	CREW PROTECTION KITS	EA (Unit)	$11,000.0000 (Unit Price)

PROGRAM YEAR: 1
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0061SA	AUTHORIZED STOCKAGE LIST (ASL)	LO (Unit)	$35,000.0000 (Unit Price)

PROGRAM YEAR: 1
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0061SB	SPARE PARTS LIST	LO (Unit)	$22,000.00000 (Unit Price)

NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0061TA	DRAWING PACKAGES	SE (Unit)	$24,685.00000 (Unit Price)

PROGRAM YEAR: 1
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0061TB	TECHNICAL DATA PACKAGES	SE (Unit)	$35,000.00000 (Unit Price)

PROGRAM YEAR: 1
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

0062	SECURITY CLASS: Unclassified

0062HA	CREW PROTECTION KITS	EA (Unit)	$12,650.00000 (Unit Price)

PROGRAM YEAR: 2
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0063	SECURITY CLASS: Unclassified

0063HA	CREW PROTECTION KITS	EA (Unit)	$14,547.50000 (Unit Price)

PROGRAM YEAR: 3
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0064	SECURITY CLASS: Unclassified

0064HA	CREW PROTECTION KITS	EA (Unit)	$16,729.63000 (Unit Price)

PROGRAM YEAR: 4
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0065	SECURITY CLASS: Unclassified

0065HA	CREW PROTECTION KITS	EA (Unit)	$19,239.07000 (Unit Price)

PROGRAM YEAR: 5
NOUN: 7.5 TON CRANE

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

FOB POINT: Origin

0071	SECURITY CLASS: Unclassified

W56HZV-05-D0382 IS A FIRM FIXED PRICED, INDEFINITE
DELIVERY, INDEFINITE QUANTITY (IDIQ) CONTRACT.

		MINIMUM ORDERING QUANTITY:	6 TRAM CPKS
		MAXIMUM ORDERING QUANTITY:	80 TRAM CPKS
These quantities are based on the Tram over the Five Program Years of this contract
(End of narrative A001)

0071AB	DOOR ASSEMBLY PROTOTYPE	EA(Unit)	$12,500.00000 (Unit Price)

NOUN: TRAM DOOR ASSEMBLY

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0071AC	BALLISTIC TEST COUPON	EA (Unit)	$1,000.00000 (Unit Price)

NOUN: TRAM BALLISTIC TEST COUPON

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0071HA	CREW PROTECTION KIT	EA (Unit)	$57,927.75000 (Unit Price)

PROGRAM YEAR: 1
NOUN: TRAM CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0071HC	OCONUS CRATING	EA (Unit)	$1,705.49000 (Unit Price)

PROGRAM YEAR: 1
NOUN: CRATING FOR TRAM

Packaging and Marking

0071PA	PLL PRICE LIST	LO (Unit)	$15,000.00 (Amount)

NOUN: TRAM PLL PRICE LIST

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0071SA	AUTHORIZED STOCKAGE LIST	EA (Unit)	$20,000.00 (Amount)

NOUN: 7.5 TON CRANE

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0071SB	SPARE PARTS LIST	LO (Unit)	$25,000.00 (Amount)

NOUN: 7.5 TON CRANE

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0071TA	DRAWING PACKAGES	SE (Unit)	$35,000.00 (Amount)

NOUN: TRAM DRAWING PACKAGES

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0071TB	TECHNICAL DATA PACKAGE	SE (Unit)	$45,000.00 (Amount)

NOUN: TRAM TDP

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0071TC	TECHNICAL BULLETIN AND PROVISIONING		$132,398.72 (Amount)

NOUN: TRAM TB/PPL

PER 4.13 in SOW for TRAM AND CDRL B007.

(End of narrative B001)

0072	SECURITY CLASS: Unclassified

0072HA	CREW PROTECTION KIT	EA (Unit)	$66,068.14000 (Unit Price)

PROGRAM YEAR: 2
NOUN: TRAM CPK

The total amount under this CLIN includes $3,505.77 for (2) wheel/tire assembly with OCONUS crating, 1 skid per 2 wheel/tires.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

0072HC	OCONUS CRATING	EA(Unit)	$1,790.75000 (Unit Price)

PROGRAM YEAR: 2
NOUN: CRATING FOR TRAM

Packaging and Marking

0072PA	PLL PACKAGE	LO (Unit)	$1,422.11 (Amount)

PROGRAM YEAR: 2
NOUN: TRAM ASL-OVERPACK

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0072PB	ASL PACKAGE	LO (Unit)	$151,645.87 (Amount)

PROGRAM YEAR: 2
NOUN: TRAM ASL PACKAGE

The total amount under this CLIN includes transportation costs from Hicksville, NY to Charleston, SC and OCONUS crating.

(End of narrative B001)

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0073	SECURITY CLASS: Unclassified

0073HA	CREW PROTECTION KIT	EA (Unit)	$67,568.20000 (Unit Price)

PROGRAM YEAR: 3
NOUN: TRAM CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0073HC	OCONUS CRATING	EA (Unit)	$1,880.29000 (Unit Price)

PROGRAM YEAR: 3
NOUN: CRATING FOR TRAM

Packaging and Marking

0074	SECURITY CLASS: Unclassified

0074HA	CREW PROTECTION KIT	EA (Unit)	$72,974.25000 (Unit Price)

PROGRAM YEAR: 4
NOUN: TRAM CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0074HC	OCONUS CRATING	EA (Unit)	$1,974.31000 (Unit Price)

PROGRAM YEAR: 4
NOUN: CRATING FOR TRAM

Packaging and Marking

0075	SECURITY CLASS: Unclassified

0075HA	CREW PROTECTION KIT	EA (Unit)	$78,812.55000 (Unit Price)

PROGRAM YEAR: 5
NOUN: TRAM CPK

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Origin	ACCEPTANCE: Origin

0075HC	OCONUS CRATING	EA(Unit)	$2,073.04000 (Unit Price)

PROGRAM YEAR: 5
NOUN: CRATING FOR TRAM

Packaging and Marking

0901	SECURITY CLASS: Unclassified

0901RA	REPAIR ON GRADER CAB	LO (Unit)	$22,261.00 (Amount)

1001	SECURITY CLASS: Unclassified

1001FB	FIELD SERVICE REPRESENTATIVE; CONUS	DA (Unit)	$661.50000 (Unit Price)

PROGRAM YEAR: 1
NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1001FC	FIELD SERVICE REPRESENTATIVE, OCONUS	EA (Unit)	$266,224.24000 (Unit Price)

PROGRAM YEAR: 1
NOUN: FSR FOR IRAQ

Field service Representative (FSR) for 10 hours per day for 184 days. This amount of $266,224.24 (or $1,446.87 per day) includes the training and TDY to CRC, incidentals for 184 days and insurance for one FSR in IRAQ.

(End of narrative C001)

Packaging and Marking

1001FD	FIELD SERVICE REPRESENTATIVE, OCONUS	EA (Unit)	$266,224.24000 (Unit Price)

PROGRAM YEAR: 1
NOUN: FSR FOR KUWAIT

Field service Representative (FSR) for 10 hours per day for 184 days. This amount of $266,224.24 (or $1,446.87) includes the training and TDY to CRC, incidentals for 184 days and insurance for one FSR in KUWAIT.

(End of narrative C001)

Packaging and Marking

1001FE	FIELD SERVICE REPRESENTATIVE, OCONUS	EA(Unit)	$266,224.24000 (Unit Price)

PROGRAM YEAR: 1
NOUN: FSR FOR AFGHANISTAN

Field service Representative (FSR) for 10 hours per day for 184 days. This amount of $266,224.24 (or $1446.87 per day) includes the training and TDY to CRC, incidentals for 184 days and insurance for one FSR in AFGHANISTAN.

(End of narrative C002)

Packaging and Marking

1001FF	FIELD SERVICE REPRESENTATIVE, OCONUS	EA (Unit)	$4,824.97000 (Unit Price)

PROGRAM YEAR: 1
NOUN: MANAGERIAL SITE VISIT

Packaging and Marking

1001FG	FIELD SERVICE REPRESENTATIVE, OCONUS	EA (Unit)	$89,534.04000 (Unit Price)

PROGRAM YEAR: 1
NOUN: PER DIEM FOR KUWAIT

This amount of $89,534.04 (or $486.60 daily) is the per diem for one FSR for 184 days, in the event this becomes a requirement for the FSR while in KUWAIT. Documentation required before invoicing.

(End of narrative C001)

Packaging and Marking

1001FH	USMC FIELD SERVICE REPRESENTATIVE OCONUS		$51,811.34 (Amount)

PROGRAM YEAR: 1
NOUN: USMC FSR FOR IRAQ

Field Services Representative (FSR) for USMC for 10 hours per day for 30 days. This amount of $51,811.34 covers salary, tdy to CRC, training and round trip airfare to theater for one FSR.

(End of narrative B001)

1002	SECURITY CLASS: Unclassified

1002FA	FIELD SERVICE REPRESENTATIVE; OCONUS	DA (Unit)	1,629.60000 (Unit Price)

PROGRAM YEAR: 2
NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1002FB	FIELD SERVICE REPRESENTATIVE; CONUS	DA (Unit)	$661.50000 (Unit Price)

PROGRAM YEAR: 2
NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1002FH	USMC FIELD SERVICE REPRESENTATIVE OCONUS	EA (Unit)	$498,376.26 (Amount)

PROGRAM YEAR: 2
NOUN: TRAM-USMC FSR FOR IRAQ

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $498,376.26 (or $1,365.41/day) includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in IRAQ.

(End of narrative C001)

1002FJ	USMC TRAM FSR MANAGEMENT VISIT	EA (Unit)	$15,178.79 (Amount)

PROGRAM YEAR: 2
NOUN: TRAM-FSR MANAGEMENT VISIT

Field Service Representative (FSR) management visits are based on 6 visits per year. Four of these visits will be held quarterly, the remaining 2 visits can only be used with the governments approval. This amount of $15,178.79 (or $2,529.79/visit) is based on 5 work days and 2 travel days, including the training and TDY to CRC, incidentials for 6 days and insurance for the 1 management per visit.

(End of narrative C001)

1002FS	ARMY FIELD SERVICE REPRESENTATIVE OCONUS	LO (Unit)	$498,376.26 (Amount)

PROGRAM YEAR: 2
NOUN: ARMY FOR SWA

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $498,376.26 (or $1,365.41/day)includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in SWA. These rate are effective from May 07 to April 08.

(End of narrative C001)

1003	SECURITY CLASS: Unclassified

1003FA	FIELD SERVICE REPRESENTATIVE; OCONUs

	PROGRAM YEAR: 3	DA (Unit)	$1,711.08000 (Unit Price)

NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1003FB	FIELD SERVICE REPRESENTATIVE; CONUS	DA (Unit)	$694.58000 (Unit Price)

PROGRAM YEAR: 3
NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1003FH	USMC FIELD SERVICE REPRESENTATIVE OCONUS		$522,545.08 (Amount)

PROGRAM YEAR: 3
NOUN: TRAM - USMC FSR FOR IRAQ

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $522,545.08 (or $1431.63/day) includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in IRAQ.

(End of narrative C001)

1003FJ	USMC TRAM FSR MANAGEMENT VISIT	EA (Unit)	$15,937.73 (Amount)

PROGRAM YEAR: 3
NOUN: TRAM FSR MANAGEMENT VISIT

Field Service Representative (FSR) management visits are based on 6 visits per year. Four of these visits will be held quarterly, the remaining 2 visits can only be used with the governments approval. This amount of $15,937.73 (or $2,656.28/visit) is based on 5 work days and 2 travel days, includes the training and TDY to CRC, incidentals for 6 days and insurance for the 1 management per visit.

(End of narrative C001)

1003FS	ARMY FIELD SERVICE REPRESENTATIVE OCONUS	LO (Unit)	$522,545.08 (Amount)

PROGRAM YEAR: 3
NOUN: ARMY FSR FOR SWA

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $522,545.08 (or $1431.63/day) includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in SWA. These rates are effective May 08 to April 09

(End of narrative C001)

1004	SECURITY CLASS : Unclassified

1004FA	FIELD SERVICE REPRESENTATIVE; OCONUS	DA (Unit)	$1,796.630 (Unit Price)

PROGRAM YEAR: 4
NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1004FB	FIELD SERVICE REPRESENTATIVE, CONUS		$729.30000 (Unit Price)

PROGRAM YEAR: 4
NOUN: 125 EACH MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1004FH	USMC FIELD REPRESENTATIVE OCONUS	EA (Unit)	$547,922.33 (Amount)

PROGRAM YEAR: 4
NOUN: TRAM-USMC FSR FOR IRAQ

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent to 70 hour work week, for 365 days. This amount of $547,922.33 (or $1,501.15/visit) includes the training and TDY to CRC, individuals for 365 days and insurance for one FSR in IRAQ.

(End of narrative C001)

1004FJ	USMC TRAM FSR MANAGEMENT VISIT	EA (Unit)	$16,734.61 (Amount)

PROGRAM YEAR: 4
NOUN: TRAM - FSR MANAGEMENT VISIT

Field Service Representative (FSR) management visits are based on 6 visits per year. Four of these visits will be held quarterly, the remaining 2 visits can only be used with the governments approval. This amount of $16,734.61 (or 2,789.10/ visit) is based on 5 work days and 2 travel days, includes the training and TDY to CRC, incidentals for 6 days and insurance for the 1 management per visit.

(End of narrative C001)

1004FS	ARMY FIELD SERVICE REPRESENTATIVE OCONUS	LO (Unit)	$547,922.33 (Amount)

NOUN: ARMY FSR FOR SWA

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $547,922.33 (or $1,501.15/day) includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in SWA. These rates in effect from May 2009 to April 2010.

(End of narrative C001)

1005	SECURITY CLASS: Unclassified

1005FA	FIELD SERVICE REPRESENTATIVE; OCONUS	DA(Unit)	$1,886.47000 (Unit Price)

PROGRAM YEAR: 5
NOUN: 125 EACH, MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1005FB	FIELD SERVICE REPRESENTATIVES, CONUS	DA (Unit)	$765.77000 (Unit Price)

PROGRAM YEAR: 5
NOUN: 125 EACH MAN-DAYS

Packaging and Marking

Inspection and Acceptance
	INSPECTION: Destination	ACCEPTANCE: Destination

FOB POINT: Destination

1005FH	USMC FIELD SERVICE REPRESENTATIVE OCONUS	EA (Unit)	$574,568.45 (Amount)

PROGRAM YEAR: 5
NOUN: TRAM USMC FSR FOR IRAQ

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $574,568.45 (or $1,574.16/day) includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in IRAQ.

(End of narrative C001)

1005FJ	USMC TRAM FSR MANAGEMENT VISIT	EA (Unit)	$17,571.34 (Amount)

PROGRAM YEAR: 5
NOUN: TRAM FSR MANAGEMENT VISIT

Field Service Representative (FSR) management visits are based on 6 visits per year. Four of these visits will be held quarterly, the remaining 2 visits can only be used with the governments approval. This amount of $17,571.34 (or $2,928.55/visit) is based on 5 work days and 2 travel days, includes the training and TDY to CRC, incidentials for 6 days and insurance for the 1 management per visit.

(End of narrative C001)

1005FS	ARMY FIELD SERVICE REPRESENTATIVE OCONUS	LO (Unit)	$574,568.45 (Amount)

PROGRAM YEAR: 5
NOUN: ARMY FSR FOR SWA

Field service Representative (FSR) based on 10 hour work day / 7 days a week, or equivalent 70 hour work week, for 365 days. This amount of $574,568.45 (or $1,574.16/day) includes the training and TDY to CRC, incidentals for 365 days and insurance for one FSR in SWA. These rates are in effect from May 2010 to April 2011.

(End of narrative C001)

1200	DATA ITEM
	SECURITY CLASS: Unclassified

A001	TECHNICAL INFORMATION REPORT TRADE-OFF	1	EA	$**NSP**	$**NSP**
	PER CDRL A001 AND 3.2.2

A002	BALLISTICS TEST DOCUMENTATION	1	LO	$**NSP**	$**NSP**
	PER CDRL A002 AND 3.8

A003	PRODUCT DRAWING PACKAGE	1	LO	$**NSP**	$**NSP **
	PER CDRL A003 AND 3.2.5
	Product Drawing Package is priced at the vehicle
	CLINs: 0010TA, 0020TA, 0030TA, 0040TA, 0050TA
	and 0060TA

A004	TDP LEVEL III - OPTION	1	LO	$**NSP **	$**NSP **
	PER CDRL A004 AND 3.2.6
	Level III TDP is priced at the vehicle CLINs: 0010TB,
	0020TB, 0030TB, 0040TB, 0050TB, and 0060TB

A005	INSTALLATION INSTRUCTIONS	1	LO	$**NSP **	$**NSP **
	PER A005 AND 3.4

A006	FINAL INSPECTION REPORT (FIR)	1	LO	$**NSP **	$**NSP **
	PER CDRL A006 AND 3.9.4

A007	SPARE PARTS SUPPORT (ASL)	1	LO	$**NSP**	$**NSP **
	PER CDRL A007 AND 3.7

A008	PROCESS MANAGEMENT PLAN	1	LO	$**NSP **	$**NSP **
	PER CDRL A008 AND 3.10.2

A009	WEEKLY STATUS REPORTS	1	LO	$**NSP **	$**NSP **
	PER CDRL A009 AND 3.10.1

A010	SAFETY ASSSSMENT REPORT	1	LO	$**NSP **	$**NSP **
	PER CDRL A010 AND 3.11.1

A011	TECHNICAL BULLETIN	1	LO	$**NSP **	$**NSP **
	PER CDRL A011 AND 3.5.1

A012	LOGISTICS MANAGEMENT INFORMATION	1	LO	$**NSP **	$**NSP **
	DATA PRODUCTS PER CDRL A012 AND 3.5.2

A013	LOGISTICS MANAGEMENT	1	LO	$**NSP **	$**NSP **
	INFORMATION SUMMARIES
	PER CDRL A013 AND 3.5.2

A014	FSR WEEKLY REPORTS	1	LO	$**NSP **	$**NSP **

A015	PROGRESS, STATUS & MANAGEMENT REPORT	1	LO	$**NSP **	$**NSP **
	PER CDRL A015 AND C.3.6.1.6.1

	(End of narrative B001)

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

SECTION C
Scope of Work
Combat Engineer/Material Handling Equipment Crew Protection Kit

3.1  Purpose and Scope:

This statement of work describes the outcomes the contractor is required to achieve. As directed by individual delivery orders, the contractor shall design, develop, build prototypes, provide test support, produce, and install Add on Armor (AoA) Crew Protection Kits (CPK) for the system identified in section B of this contract:

3.1.1 The contractor is required to have access to classified information. The contractor shall have established the appropriate facilities and management controls up to the secret level. The contractor personnel assigned to this effort shall have valid secret level security clearances and have experience in the areas of armor, and survivability. A DD Form 254, Contract Security Classification Specification is included in Attachment 001. Attachment 002 to the contract is the supporting memorandum for the DD form 254, Contract Security Classification Specification.

3.2  CPK Integration Effort:

The contractor shall develop CPKs comprised of replaceable opaque and transparent armor pieces, a substructure and mounting provisions for the armor, and modifications to the parent vehicle or additional equipment as necessary to meet safety, human factors, and vehicle performance requirements. The designs shall consider:

• Maximizing commonality of components with existing CPKs for the Tactical Wheeled Vehicle fleet and the Construction Equipment fleet, such as windows, windshield, hinges, latches, frames, armor composition, mounting system, etc.

• Minimizing impact on the operation and effectiveness of the vehicle/system.

• Maximizing commonality of hardware and minimizing number of installation tools.

• Pre-assembly of components into subassemblies.

• The use of proven materials, processes and techniques to minimize test requirements.

• Maintenance using only the tools found in the general mechanics tool kit and equipment available at unit level (NSN for the General Mechanics Tool Kit, Auto is 5180-00-177-7033).

Attached is a link on AKO which contains parts lists and components which are currently being used on Army Tactical vehicle AoA efforts <https://www.us.army.mil/suite/folder/1123218>. The contractor must have an Army AKO login ID to access this webpage. When applying for an AKO login you will be required to fill in a “sponsor.” Please notify the Contract Specialist on the face page of this award document for further information.

Attachment 003 lists the parts and components that are currently being used on the All Terrain Lifter, Army System (ATLAS) AoA Crew Protection Kit.

3.2.1.  Lessons Learned

The US Army has learned some important lessons that contractors should be familiar with when designing AoA CPKs. These lessons are Attachment 004 to this contract, entitled:  “Lessons Learned on Tactical Wheeled Vehicle Armor Kit Designs”.

3.2.1  Protection Level

3.2.1.1 The CPKs shall be designed to provide ballistic protection against direct small arms fire (7.62mm LPS rounds) and improvised explosive devices (20mm Fragment Simulating Projectiles (FSP)) for both opaque and transparent armor. The materials which shall be used are listed in Attachment 005.

3.2.1.2 The CPK shall be designed to provide maximum coverage for the occupant. Ballistic gaps that may be necessary to allow pass-through routings for items such as driver controls, electrical harnesses and hoses shall be minimized.

3.2.2  Trade-Off Analysis:  The contractor shall perform a trade-off analysis for each system identified in section B. The analysis shall include:  an engineering assessment of the impact of the CPK to the vehicle and their subsystems performance (for example:  tires, front axle, suspension, drive train, hydraulics, electrical power, air conditioning system) relating to speed, lift capability, center of gravity, vehicle reliability, vehicle maintainability, visibility, transportability, and safety. The contractor shall also estimate differences between the vehicles pre-AoA CPK performance capabilities and post-AoA CPK performance capabilities and propose measures to mitigate degraded performance. The contractor shall deliver the trade-off analysis in a form that identifies the safety, risk, and cost impacts in accordance with CDRL A001 and Data Item Description (DID), Attachment 010.

3.2.3  Kit Design:

3.2.3.1 The contractor shall design the CPKs to be integrated with the systems identified in Section B. The purpose of a CPK is to maximize crew survivability and protection in the event of direct small arms fire or IED attack. The design effort shall include the use of 3-D CAD models, preferably using software compatible with Pro-Engineer \’ae, to minimize the need for multiple physical mock-ups. The Government will provide a list of file formats that are translatable to Pro/E if requested.

3.2.3.2 The design of the CPK shall include opaque armor, transparent armor, armor support provisions, doors with latching mechanism(s) and a separate, emergency egress (in case of vehicle rollover).  The emergency egress shall allow escape in the event that the cab door is inaccessible or inoperable. The design of the CPK shall include alterations to existing vehicle systems and components as necessary for safe operation (e.g. longer wiring harnesses, hoses, etc.).

3.2.3.3 The CPK shall include means to cool the operator, during road march and when operating (digging, craning, etc). The operators station shall not exceed 80 degrees F with the armor applied, with an ambient temperature of 120 degrees F, at 25 percent relative humidity. It will be tested IAW SAE J1503. This requirement may be met with a combination of:

• Existing cooling and ventilation systems.

• Insulation.

• Supplemental air conditioning.

If supplemental air conditioning is proposed, supplemental air conditioners currently used by PM Tactical Vehicles (i.e. Red Dot) shall be used. (The Government will supply details upon request). During the trade-off analysis, the Government may consider alternate-cooling methods.

3.2.3.4. Falling Object and Roll Over Collapse Resistance. The machines original falling object protection shall not be degraded by the addition of the CPK. The CPK shall be designed such that, in the event of a 360-degree roll-over, the cab does not intrude upon the critical zone defined by SAE J397.

3.2.3.5  The government will evaluate MANPRINT using MIL-STD-1472F “Department of Defense Design Criteria Standard—Human Engineering” dated 23 August 1999 as a guide. Of particular importance are:

• Noise (at the operators station)

• Toxic fumes (at the operators station)

• Accessibility of controls

• Visibility (specifically for the ability of the operator to carry out mission functions with a minimum of degradation)

• Ingress and egress

• Operator contact with hot surfaces

3.2.3.6  NBC protection. There are no requirements for NBC protection on vehicles fitted with a CPK. There is no Electromagnetic Interference (EMI), Electromagnetic Control (EMC) or High Altitude Electro-Magnetic Pulse (HAEMP) requirements. However, CPK components shall be coated with CARC.

3.2.3.7  Combat Lock. Doors shall incorporate a device (also known as a combat lock) that allows the door to be secured from the inside. The combat lock shall prevent the door from being opened from the outside by enemy personnel and by the force of an IED explosion. An override shall be provided so that emergency personnel outside the cab can open the door.

3.2.3.8 The contractor shall minimize ballistic gaps to the maximum extent practical when the CPK is installed onto the vehicle. Joints and attaching hardware shall be designed to resist separating under blast pressure. All original equipment glass shall be removed from the system before the AoA CPK is installed.

3.2.3.9  Transportation.

3.2.3.9.1  Transportation Analysis. The contractor shall identify the limitations on transportability of the systems when equipped with CPKs. The Contractor shall provide the data analysis support to the Government showing how the vehicles with AoA CPKs will meet the air, highway, rail and marine (sea lift and amphibious) transportability requirements. The information shall also include an analysis and description of vehicle preparation procedures and average times to complete for transportability. This information shall be included in the trade off analysis.

3.2.3.9.2  Transportability Data Plate. The contractor shall provide a data plate per MIL-STD-209K, with each kit. The information shall include lifting and tie-down provisions, Gross Vehicle Weight (GVW), vehicle dimensions, weight distribution, length, width, height, approach/departure angles, ramp crest angle, axle loads and locations, Center of Gravity (CG) at GVW.

3.2.3.10.  Deleted per modification P00007.

3.2.4  Prototype Fabrication and Testing:

3.2.4.1  Prototype Automotive Tests. For the CE systems identified in section B, the contractor shall build and install prototype CPKs on the CE system provided. The automotive test will consist of performance tests (e.g. braking, gradeability) and durability. The contractor shall provide on site technical assistance at the APG, MD test site to support CPKs during the automotive testing. The contractor shall repair or replace kit parts that fail during testing and resolve any other CPK issues at no cost to the Government.

3.2.4.2  Material for Kits. See Attachment 005, Armor Materials.

3.2.4.3  Prototype CPK Ballistic Tests. For each system to be armored the contractor shall provide one (1) set of the operating door side assembly, including opaque armor, transparent armor, hinges, latching hardware, and support structure. The Government may test the contractor provided door assembly in order to verify ballistic performance of the CPK design per the requirements stated in 3.2.1 as well as kit integration. Fasteners and gaps will be evaluated. The contractor shall provide support to the CPK at APG, MD during government tests.

3.2.5  Drawing Packages. The contractor shall deliver feature-based parametric 3D models along with its 2D associated drawings in Pro-Engineer format, in accordance with CDRL A003. The Government will provide a drawing package and installation instructions, which will be used as samples for format and content (See Attachment 003). Prior to delivery to the government, the Contractor may maintain the drawing package in its own format.

3.2.6  Technical Data Package (TDP). The TDP shall meet the requirements of MIL-DTL-31000C and will be in accordance with ASME Y14.41, in accordance with CDRL A004 (DI-SESS-81000C). Drawings shall be in a format compatible with Pro-Engineer when delivered to the government. The Contractor may maintain the TDP in its own format.

3.2.7  Part Numbers. For the delivered data packages as described in 3.2.5 and 3.2.6, the government will provide part and drawing numbers.

3.3  Production Effort:

3.3.1  Hardware

3.3.1.1  The contractor shall produce CPKs that conform to the configurations approved by the government at the conclusion of all testing. All kits shall be fabricated to this configuration unless otherwise directed, in writing, by the PCO.

3.3.2  Kit Assembly

3.3.2.1  Packaging. To the extent practicable, the contractor shall organize the packaged kits to allow sequential removal in the order required for installation on the vehicle. It is desirable to have an efficient kit installation, using pre-assembly where practical. Installation instructions and a content list shall be packaged with each kit and shall be immediately accessible when the kit is opened. Components which must be installed with a particular face towards the enemy, and which are not distinguishable by shape, shall be marked to indicate proper assembly. The transparent armor (glass) will not be marked or etched. The kits shall be packaged to prevent damage during transport, using best commercial packaging practices. The contractor shall ensure that packaged kits are loaded on pallets, and packaged in ISO containers marked with the RFID tags (3.3.2).

3.3.2.2  Each kit shall contain (over packed) one set of installation instructions, operating instructions and maintenance instructions. Each kit shall also contain 10% additional attaching hardware. Additionally a packing slip will be affixed to the CPK shipping container, in accordance with Attachment 007, Information Memorandum No. 05-077 from http://guidebook.dcma.mil/61/dc05-077.htm.

3.3.2.3  Storage. Until the Government directs shipment, the contractor shall store the kits for a period of up to 60 calendar days after acceptance. During this period, the kits shall be stored at no additional cost to the Government.

3.4  Installation Instructions:

3.4.1  The contractor shall develop, validate, and provide installation instructions as described below. Separate instructions shall be developed for each CPK in accordance with CDRL A005.

3.4.1.1  The instructions shall be in a contractor format that is consistent with US Army Technical Bulletin format, per MIL-Spec-40051.

3.4.1.2 The instructions shall be in the form of “start step to end step” instructions. The instructions shall be written to maximize the efficiency of the installation process. The contractor shall validate the installation instructions, during installation of the second prototype kit at the contractors facility prior to shipment. The Government will observe and verify the installation. Installation instructions shall be written so that the kits can be installed at Army organic (unit) level. The contractor shall advise the Government of the date of validation seven days prior to validation.

3.4.1.3  The instructions shall contain clear illustrations of each step. Hardware and other items, which could be installed backwards, shall be clearly shown in the proper orientation. The use of color digital photos and line art is acceptable. The after installation condition of the vehicle shall be clearly illustrated.

3.4.1.4  The instructions shall contain an Illustrated Parts Breakdown (IPB) of all components, assemblies and hardware. The IPB shall utilize clear and concise line drawings. The IPB shall be similar in format to the current US Army Repair Parts and Special Tools List (RPSTL), in accordance with MIL Spec 40051.

3.4.1.5  Instructions shall include notes, cautions and warning statements as appropriate. In particular, the proper handling, storage and cleaning of transparent armor shall be included. Instructions shall contain a list of tools; manpower and support equipment requirements needed to accomplish each task.

3.5  Technical Publications:  Construction / Materiel Handling Equipment, Crew Protection Kit (CPK) Technical Bulletin (TB) and Parts  Provisioning List (PPL):

3.5.1.0. A Start of Work meeting for logistics support, to include publication and provisioning efforts shall be held within 15 days of contract modification award. The government will host the meeting at the PM Combat Engineer/Material Handling Equipment (PM CE/MHE) offices in the Detroit metropolitan area OR at the local contractor/subcontractor office.

3.5.1.1  The Contractor shall prepare, validate and deliver a separate Crew Protection Kit (CPK) Technical Bulletin (TB) to support the use, operation, maintenance, parts and installation and removal of the unique CPK as applied to the respective vehicle system(s) identified in Section B.

3.5.1.2.  The Technical Bulletin(s) shall be prepared in accordance with Exhibit General Publication Requirements and Exhibit Repair Parts and Special Tools List Requirements, MIL-STD 40051-2 and MIL-HDBK 1222C. The MIL-STD and MIL-HDBK are available at www.logsa.army.mil <http://www.logsa.army.mil/>. The CPK TBs shall include CPK installation and removal instructions, Operators instructions, Unit and Direct Support Maintenance and related Repair Parts and Special Tools List (RPSTL) data. The Commodity Command Standard System (CCSS) based RPSTL data shall be included in the TB X-XXXX-XXX-XX&X as part of the Supporting Information Chapter/work package.

3.5.1.3.  The CPK TB shall include an Operator and a separate Unit Maintenance Preventive Maintenance Checks and Services (PMCS) and a two level Maintenance Allocation Chart (MAC) supporting the CPK. The Operator and Unit PMCS and the MAC and all related data shall be tailored and confined to the CPK as applied to the vehicle identified in Section B and resulting vehicle configuration changes. All other (non CPK) operator and maintenance instructions and RPSTL data shall be supported by references to the non CPK vehicle TM series. The contractor shall be responsible for all changes to the CPK TB and as applied to the vehicle configuration resulting changes from testing and reviews; changes shall be at no additional cost to the government.

3.5.1.4.  All CPK instructions shall be in the form of fully illustrated, detailed start step to end step instructions. The CPK installation instructions shall be written to maximize the efficiency of the installation process. The detailed removal instructions  shall be in the same form as the installation instructions. Simply stating reverse the installation instructions or similar is not acceptable. The step by step installation and removal instructions shall be included in the back of the CPK TB as part of the Supporting Information Chapter. The installation and removal instructions shall be part of the combined VAL/VER effort.

3.5.1.5.  All instructions shall contain clear illustration of each step. Instructions shall include required modification dimensions or templates as needed to install the CPK on the vehicle. Include appropriate Warnings, Cautions regarding welding, drilling or otherwise degrading the integrity of the ROP/FOPS structure; recertification may be required. Hardware and armor items which could be installed backwards shall be clearly shown and described in the proper orientation. In particular, the proper handling, storage and cleaning of transparent and opaque armor shall be illustrated and described in detail to avoid damage. The use of digital photos and line art are acceptable; the use of color is not acceptable. Multiple views of the after CPK installation vehicle configuration shall be illustrated in the TB.

3.5.1.6. Previously delivered data:  Installation instructions that were developed, validated and delivered under CDRL A005 may be used as source data to meet the CPK TB requirements for kit installation instructions. If this data was successfully validated/verified and the contractor has records supporting such action the installation instructions need not be physically performed again. The contractor shall insure that such data is accurately incorporated into the CPK TB. If not part of the instructions, complete, illustrated step-by-step removal instructions must still be developed and validated as part of the CPT TB effort under CDRL A011.

3.5.1.7. Combined Validation and Verification:

3.5.1.7.1. The Contractor shall physically validate 100% of the TB/ETM delivery; this includes the kit installation (if not previously Va/Ver’d) and removal instructions to be included in the CPK TB. All TB data and instructions shall be concurrently verified by the government prior to the final delivery and publication. Validation methodology shall be hands-on (preferred), comparative or desk-top (if hands-on can’t be performed) and shall be sufficient to find and correct all technical inaccuracies and shortcomings in the data developed under this contract. The contractor shall maintain validation records documenting control of the validation process, the actions taken to validate each task, corrective actions and mark-ups required for each task and page and follow-up validation of corrected and reworked data. Contractor shall make available a copy of the mark-ups and re-worked pages for government records. The contractor shall provide the ability to make ongoing/same day or next day corrections to re-worked data, pages. The Government intends to witness the contractors validation process. Witnessing the contractors validation process will serve as the Governments primary verification effort. The Contractor shall provide TACOM a minimum of 30 days advance notice prior to beginning a validation effort.

3.5.1.7.2. The Government reserves the right to perform a separate Verification for accuracy, usability, safety and incorporation of any reworked data or late configuration changes prior to acceptance of final deliveries. The contractor shall support such Verification if needed. Contractor shall make available a CPK, applicable Section B vehicle, parts, tools and support equipment that would be required to successfully complete verification.

3.5.1.8. Delivery. Contractor shall prepare and deliver paper, digital (Adobe Acrobat 5.0 or higher .PDF ETM) and editable files with intelligent text. Intelligent text is defined as text that can be selected, edited, manipulated, copied, linked, etc. The text shall not be bit-mapped type graphic data. Graphics and line drawings shall be in CGM, CCITT group 4 or TIFF files.

3.5.1.9. Contractor should make maximum use of existing text and line drawings in the Operators, Maintenance and RPSTL vehicle system manuals. See LOGSA website in 3.5.1.2 above; the TMs for the vehicle systems listed in section B above are available. If the contractor is unable to obtain a copy of the vehicle system TMs the government will be provide a copy.

3.5.1.10. All TB, ETM and editable file materials will be delivered transportation cost prepaid. Delivery will be made to the Commander, US Army Tank-automotive and Armament Command (TACOM), ATTN:  AMSTA-LC-CJL, and ATTN:  AMSTA-AQ-ADEC Warren Michigan 483197- 5000, unless notified otherwise. Material shall arrive at its destination no later than the delivery date scheduled on the respective CDRL. Packaging shall be adequate to assure delivery without damage. Material may be hand-carried by the contractor if so desired at no additional cost to the Government.

3.5.1.11. Contractor shall provide an unrestricted copyright release for each TB delivered and insure that the government has the right to use and distribute the related ETMs and electronic data files over the internet.

3.5.1.12. The TB Distribution Restriction Statement for the front cover and Title Block Page shall be:  DISTRIBUTION STATEMENT C:  Distribution authorized to US government agencies and contractors associated with PEO CS&CSS TACOM Life Cycle Management Command (LCMC) locations or providing support to the TACOM LCMC and community partners IAW AR 530-1. For Official Use Only (FOUO) caveat is assigned so as not to place US personnel at risk, or compromise security procedures, or DOD information (Critical/Technology). This determination was made November 4, 2005. This document is not releasable to the public or media. Destroy by shredding or tearing to make unreadable, when no longer needed. This document should not be sent over the INTERNET unencrypted, or posted to any public website. Other requests for this document shall be referred to PEO CS&CSS (David Busse, 586 574-5497). Mail:  PEO CS&CSS, ATTN:  SFAE-CSS-TV, 6501 EAST 11 mile Road, Warren MI 48397.

3.5.1.12.1. The contractor shall destroy all paper copies and electronic files upon government acceptance of final publication deliverables.

3.5.1.12.2. If the contractor sends the CPK TB via INTERNET, the TB must meet FIPS 140-2 Encryption Standard.

3.5.2 Provisioning:  The contractor shall develop and deliver Logistics Management Information (LMI) (Provisioning Parts List {PPL} (036 Report acceptable) data for each Crew Protection Kit (CPK) for the respective vehicle system(s) identified in Section B. The contractor shall use this data to update the current Provisioning Master Record (PMR) database for each system. A Start of Work/Provisioning Guidance Meeting shall be held at TACOM no more than 30 days after contract award.

All provisioning documentation, called LMI Summaries, shall be delivered in accordance with CDRL A013. Documents applicable for use in identification, content, format, delivery and related guidance for this data:

MIL-PRF-49506, Performance Specifications, Logistics Management Information (LMI), 11 Nov 96

MIL-HDBK-502, Acquisition Logistics Handbook (for reference only)

The contractor shall provide Logistic Management Information (LMI) data for all parts on each system CPK. Associated provisioning data (drawings) shall be provided for the top level assembly (kit) drawing or illustration and all parts. All LMI provisioning data shall be prepared in accordance with DI-ALSS-8159, DI-ALSS-81530 and the attached PMR Data Requirements sheet.

For industry standard common hardware include descriptive nomenclature. Make from items made from industry standard components shall include additional descriptive nomenclature. Examples of additional descriptive information include, at a minimum, the physical dimensions and all classifications (i.e. hardness, grade, thread type, surface finish, coatings, industry specifications and etc.). Common hardware includes nuts, bolts, washers, O-rings, cotter pins, C-clips, clevis pins, lamp bulbs, etc.

LMI data shall be capable of being loaded into the Government PMR without any modification to the data. CCSS has various methods by which the Contractor can deliver provisioning data and each will be discussed at the SOW. Contractor shall correct rejects within 30 days after notification of problems.

3.5.2.1 Provisioning Data Products (Drawings):  Provisioning drawings shall consist of company drawings or commercial parts book pages that clearly identify each item and its part number, to include a top level assembly (kit) drawing or illustration. Drawings shall be annotated with the appropriate Provisioning Contract Control Number (PCCN) and Provisioning Line Item Sequence Number (PLISN) for that part number. The contractor shall furnish a drawing either hard copy or electronically that is legible and representative for each new part in accordance with CDRL A012 (EDFP).

3.5.2.2 Provisioning Screening:  The contractor shall conduct provisioning screening on each item on the PPL for standardization or NSN identification. This screening will be used to select valid part numbers, NSNs, and current unit of measure/issue prices for provisioning purposes. The contractor shall screen common hardware items (nuts, bolts, screws, washers, lockwashers, rivets, etc.) by technical characteristics. The screening results must be available for review at each provisioning conference. The contractor shall conduct provisioning screening using FLIS, WEBFLIS, FEDLOG or by batch submittal part numbers to DLIS. HAYSTACK is no longer acceptable for provisioning screening. For additional information on FLIS and batch submittals to DLIS, refer to the Provisioning Screening User Guide located on the internet at www.dlis.dla.mil <http://www.dlis.dla.mil/>. For additional information on WEBFLIS, go to www.dlis.dla.mil/WebFlis <http://www.dlis.dla.mil/WebFlis>. There are two versions of WEBFLIS:  Public Query and Restricted/Sign-on. Anyone with access to the Internet may access the Public Query version. The Restricted/Sign-on version requires a valid userid/password to access the system. Userids may be obtained by filling out a registration form. The registration forms are found on the DLIS web site. After accessing the Home Page, go into the Forms and Publications section and select the registration form for WEBFLIS. There are two forms available - one for government workers and one for government sponsored contractors.

3.6  Field Service Representative (FSR).

The contractor shall provide a FSR for installation and post-installation support of CPKs in CONUS and OCONUS in Southwest Asia (SWA).

3.6.1 Field Service Representative (FSR) duties

3.6.1.1 The FSRs shall have technical writing experience and general mechanical experience with all the vehicles and variants of ADSI produced AoA CPK.

3.6.1.2 The FSRs shall provide training, troubleshooting, diagnosis, repair, and resolution of technical issues in support of the ADSI AoA Kit installation effort. The FSRs shall conduct on-the-job production line installation training for the ADSI AoA Kits for new military personnel, Government civilian personnel, and other contractor personnel deployed to the installation site. Training shall be to the level that site installation personnel are capable of installing and maintaining the ADSI AoA Kits without Contractor oversight. The FSRs shall provide updated training to previously-trained mechanics to ensure that they are fully aware of all changes and improvements made to the ADSI AoA Kit.

3.6.1.3. The FSRs shall provide on-site installation and maintenance support to the AoA New Equipment Training (NET) instructors during operator and maintenance training of AoA versions of the vehicles in section B. NET will be performed at locations identified by the Multi-National Command-Iraq (MNC-I) and the Combined Joint Task Force -76 (CJTF-76) . The contracting officer will provide a 14 day notice of dates and locations when NET will occur.

3.6.1.4 The Contractor shall present a weekly status report via email (in contractor format) in accordance with CDRL 014, which identifies the hours expended and the number of AoA kits installed per vehicle type.

3.6.1.5 The FSRs shall develop a Government approved quality assurance vehicle inspection checklist to verify proper kit installation and full mission capability. The checklist details the AoA condition, any damage to the vehicle as a result of the AoA, and any repair to the AoA or to the vehicles. The Government will use these checklists to record process quality control, and once signed by the certifying Government personnel certifies that work on a given vehicle has been completed to standard.

3.6.1.6 All contract employees are authorized to work a flexible 10 hour per day workday, seven days a week, to accommodate vehicle availability, or may be directed to work a compressed schedule of not less than six days, 70 hours per week, at the discretion of the Site Manager or COR. The government expects the FSRs shall be capable of managing their current allotted daily work hours between training installation crews and filling part requisitions. There wont be a window of operating hours; the FRSs shall fill the orders as quickly as possible during their current allotted work hours.

C.3.6.1.6.1 Management of Authorized Stockage List (ASL) Spare Part Components.

C.3.6.1.6.2 The FSRs shall receive, distribute and maintain inventory control of ASL spare part components for CPKs developed under this contract. The government will determine the location of storage for the ASL spare parts. The government will provide securable storage containers suitable for housing the ASL spare part components. The FSR shall coordinate with the PM CE/MHE Subject Matter Expert (SME) and Site Manager of the Army Field Service Command (AFSC) AoA Installation Site to identify the site location and receive access to the storage containers. ASL storage location should be collocated with the installation site to preclude unnecessary travel time between the FSRs duties. Current locations are Camp Liberty, Camp Anaconda and Bagram.

C.3.6.1.6.3 Upon receipt of the ASL package, the FSRs shall conduct an initial inventory of parts against the inventory list provided in the ASL package. Within 24 hours of completion of the inventory, the contractor shall notify the PCO and PM CE/MHE via email of receipt in total and identity of any missing parts. This report should be sent through the ADSI Project Manager for transmittal to PM CE/MHE. The contractor shall be responsible to procure and replenish missing parts identified in the initial inventory.

C.3.6.1.6.4 - Upon request from units with CPK equipped vehicles or from the PM CE/MHE SME, the FSRs shall distribute parts from the ASL package. Procedures for units requisitioning parts are found in Attachment 1. Parts shall be issued within 48 hours of request. The FSR shall present a weekly report via email (in contractor format) on inventory distribution. The report shall identify at a minimum:  Date of report, model of vehicle, part number issued, description of part, quantity issued, DODAAC of requesting unit, unit number, name of individual issued, email address of individual issued, date of issue, and distribution point. The report shall be prepared using Microsoft Excel software. The distribution report shall be delivered electronically through the ADSI Project Manager for transmittal to PM CE/MHE and the PM CE/MHE SME.

C.3.6.1.6.5 The FSR shall evaluate demand trends and recommend to the PM CE/MHE increased stockage quantity of individual parts currently in the ASL and the addition of any new parts not currently stocked in the ASLs.

C.3.6.1.6.6 - To maintain inventory control, the FSR shall present a weekly status report via email (in contractor format), which identifies parts issued and parts on-hand. The report shall identify at a minimum:  Date of report, model of vehicle, part number, description of part, quantity issued, quantity of part replenished, quantity on-hand, and distribution point. The report shall be prepared using Microsoft Excel software. The report shall be delivered electronically through the ADSI Project Manager for transmittal to PM CE/MHE and the PM CE/MHE SME.

C.3.6.1.6.7 Upon any part reaching 50% of total issued, the contractor shall notify the government via email. Notification shall be made within 24 hours of the contractors knowledge of 50% total part issued. The Government will take action to procure and replenish parts.

C.3.6.1.6.8 The FSRs shall make every effort to maintain control and secure the ASL parts. The contractor shall not be held accountable for parts missing after the initial inventory. Within 24 hours of knowledge of missing parts, the contractor shall notify the government via email. The Government will take action to procure and replenish parts identified after the initial inventory.

3.6.1.7 All FSRs must participate in training through the CONUS Replacement Center (CRC) for deployment to SWA. The contractor shall provide a Letter of Authorization (LOA) no later that one week from contract award. The LOA shall contain all the information that is needed to request a Call Forward, CRC request, and data to input information into SPO Tracker (for ASAALT) . The FSRs shall report to Ft. Bliss, TX for processing through CRC no later than three weeks after contract award. This schedule is subject to change based on space availability at CRC.

3.6.1.7.1 The contractor shall provide transportation for their personnel from point of origin to CRC, Ft. Bliss, TX and return. The government will provide transportation from CRC to the area of operation and return. The government will provide an Official Government Travel Memo for each contractor employee that will be traveling. The contractor shall request this memo, from the contracting officer, no later than 14 days from contract award so the memo is available for CRC.

3.6.2 For clarification, the AoA Kit includes:

AoA Cab Kit

Air Conditioning/Insulation Kit

Alternator Upgrade Kit

3.6.3 The Contractor shall provide up to five (5) experienced and qualified mechanics, air conditioning technicians, welder-mechanic, and material handling and equipment operators to serve as Field Service Representatives (FSRs) to support American Defense Systems, Inc. (ADSI) Add on Armor (AoA) Kit installation, during initial application and subsequent fielding, at the following sites:

One (1) FSR at Camp Anaconda, Balad, Iraq

One (1) FSR at Camp Arifjan, Kuwait

One (1) FSR at FOB Marez, Mosul, Iraq

One (1) FSR at Camp Speicher, Tikrit, Iraq

One (1) FSR at Bagram, Afghanistan

Performance period is seven (7) months. The first month is the Pre-deployment phase wherein the FSRs will receive in-house training on installation of AoA, additionally the FRS will be required to attend government conducted one week training class held at Ft. Bliss, TX see 3.6.1.7. The next phase is six (6) months in SWA and an option for an additional six (6) month deployment in SWA. The Government reserves the right to add additional sites for FSR service as the mission requirements change. Additional sites will be added by task order and individually priced.

3.6.3.1 The FSRs located in Iraq and Afghanistan shall be stationed at the locations identified in 3.6.3, but some of the work may require traveling to the installation sites within the SWA Area of Responsibility (AOR) to provide temporary assistance and support New Equipment Training (NET) of AoA versions of vehicles.

3.6.3.2 The FSR located in Kuwait shall be stationed at Camp Arifjan, but some of the work may require traveling to other locations within the SWA AOR to provide temporary assistance and support NET of AoA versions of vehicles.

3.6.3.3 The FSRs may be required to travel on a temporary basis to other locations within the SWA AOR to provide assistance and support of AoA versions of vehicles.

3.6.4 Material and Equipment

3.6.4.1 The Government will provide all facilities; installation labor, special tools, MHE, material, and supplies to support the effort. The Government will also provide minimal field office facilities to include a desk, chair, basic office supplies, and electrical outlets. Disposition of removed parts will be directed by the Government. The Government shall be responsible for the transportation of vehicles and kits to the proper locations.

3.6.4.2 The Contractor shall provide its employees personal tool kits, communications, and IT equipment (i.e. satellite hook up).

3.6.4.3 The Government will provide two (2) electronic copies (CDs) of the latest Technical Bulletin (TB), AoA cab kit installation instructions, Air Conditioning kit installation instructions, and alternator upgrade kit instruction for use as training material.

3.6.4.4 The Government will furnish on-site transportation for contract employees located in Iraq and Afghanistan. The Contractor will be required to provide transportation at the other sites.

3.6.4.5 The Government shall provide transportation into and out of Iraq and Afghanistan for FSRs and equipment from Kuwait. The flights into and out of Iraq and Afghanistan sites listed in C.1 shall be by military aircraft.

3.6.4.6 The Contractor shall arrange for shipment of supplies from Kuwait. These costs will be reimbursed by the Government.

3.6.5 Living Conditions

3.6.5.1 The Government will provide housing for the contract employees at the Iraq and Afghanistan sites listed in C.1. The Contractor shall be responsible for housing for contract employees working within Kuwait.

3.6.5.2 As authorized in the Letter of Authorization or elsewhere in this contract, contract employees will be provided Government subsistence which includes meals, billeting, emergency medical care, emergency dental are, and access to morale and welfare activities and available chaplains. If subsistence changes during deployment (e.g. the Combatant Commander or subordinate Commander changes the authorizations), the Contractor must notify the Contracting Officer.

3.6.5.3 Contract employees located Iraq will not be required to leave Camp Anaconda to perform off-site troubleshooting within Iraq. The Contractors worksite will be Camp Anaconda until removed from this location IAW paragraph C.4.5.

3.6.5.4 While performing duties IAW terms and conditions of the contract, the Service Theater Commander will provide force protection to the contract employees commensurate with that given to Service/Agency (e.g. Army, Navy) civilians in the operations area.

3.6.5.5 As required by the operational situation, the Government may at its discretion relocate FSRs (who are citizens of the United States, aliens in resident in the United States, or third country nationals, not residents in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.

3.6.5.6 The Contractor shall ensure that each employee hired by or for the Contractor (including subcontractors) acknowledges in writing that they understand the danger, stress, physical hardships, and field living conditions that are possible if the employee deploys in support of military operations. The Contractor shall ensure that contents of this paragraph are included in all subcontracts.

3.6.5.6.1 - Due to further force security issues and concerns in theater, many commands are asking for verification of the status of our contractors security background. As a result, the Contractor must maintain a completed background check on file for each employee that will be deployed.

3.6.6 Medical Information

3.6.6.1 Prior to deployment, the Contractor shall ensure that all deployable personnel are medically and physically fit to endure the rigors of deployment in support of a military operation. Employees who fail to meet medical or fitness standards, or who become unfit through their own actions, will be removed from the area of operations and replaced at the Contractors expense. All personnel must have a complete set of immunizations and inoculations for entry into SWA.

3.6.6.2 Deploying contract employees shall carry with them a minimum or a 90 day supply of any medication they require. Military facilities will not be able to replace many medications required for routine treatment of chronic medical conditions such as high blood pressure, heart conditions, asthma, and arthritis. Contract employees will review both the amount of the medication and its suitability in the foreign area with their personal physician and make any necessary adjustments prior to deployment.

3.6.6.3 If glasses are required, contract employees will deploy with two pairs of glasses and a current prescription. Copies of the prescription will be provided by the employee to the CONUS Replacement Center (CRC) so that eyeglass inserts for use in a compatible chemical protective mask can be prepared.

3.6.6.4 The Government does require a medical screening at the CONUS Replacement Center (CRC) for FDA approved immunizations, which shall include DNA sampling.

3.6.7 The Government shall provide the contract employees with Chemical Defensive Equipment (CDE) familiarization training commensurate with the training provided to Department of Defense civilian employees. The training and equipment will be provided at the CRC for employees traveling from CONUS.

3.6.8 The Government shall provide the contract employees with the necessary Isolated Personnel Report (ISOPREP) and Survival Evasion Resistance Escape (FPI/SERE) training. This training will be conducted at the CRC.

3.6.9 The Contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment. In addition to the DD FM 489 (Geneva Convention Card) issued at the point of deployment, all contractor employees will be issued personal identification tags and Common Access Cards (CAC), if available before deployment. Personal identification tags will include the following information:  full name, social security number, blood type, and religious preference. Contractor employees will maintain all issued cards and tags on their person at all times while OCONUS. These cards and tags shall be obtained through CRC, and shall be promptly returned to the Government upon redeployment.

3.6.10 The Contractor shall ensure that their employees obtain any appropriate VISAs before entering the theater of operations.

3.6.11 The contract employees accompanying the force are not authorized to wear military uniform, except for specific items required for safety and security. The Combatant Commander, subordinate Joint Force Commander (JFC), or Army Force (ARFOR) Commander may require that contractor employees be issued and be prepared to wear Organizational Clothing and Individual Equipment (OCIE), to include Chemical, Biological, and Radiological Element (CBRE) and High-Yield Explosive defensive equipment, necessary to ensure contractor personnel safety and security. The contract employees shall sign for all issued OCIE to acknowledge receipt and acceptance of responsibility for the proper maintenance and accountability of the OCIE. The contract employees shall return all issued OCIE to the Government at the place of issue unless directed otherwise by the Contracting Officer. The Contracting Officer shall require the Contractor to reimburse the Government for OCIE lost, stolen, or damaged due to Contractor negligence or misconduct.

3.6.12 The Contractor shall ensure that deployed employees possess the required licenses to operate all vehicles or equipment necessary to perform contract tasks in the theater of operations. Before operating any military owned or leased vehicles or equipment, the contract employee shall provide proof of license (issued by an appropriate governmental authority) to the unit or agency issuing the vehicles or equipment.

3.6.13 Contract employees in support of U.S. military operations are not permitted to carry personally owned firearms. Contract employees normally shall not be armed during active military operations; however, the Combatant Commander may authorize issue of standard military side arms and ammunition to selected personnel for personal self-defense. In this case, weapons familiarization, qualification, and briefings on rules of engagement, shall be provided to the contract employees, completed at the CRC. Even if authorized, acceptance of weapons by the personnel is voluntary, and must also be permitted by their employer.

3.6.14 Before deployment, the Contractor shall ensure that each contract employee completes at least three (3) DD Forms 93, Record of Emergency Data Card.  One completed form is for the CRC, one copy for the Armys Casualty & Memorial Affairs Operations Center (CMAOC), and one copy for the Army Materiel Command (AMC) Logistics Support Element (LSE) Contractor Coordination Cell (CCC) or other designated liaison.

3.6.15 As Executive Agent for mortuary affairs, the Army will facilitate the notification of Next of Kin (NOK) in the event that a U.S. citizen contract employee accompanying the force OCONUS dies, requires evacuation due to injury, or is reported missing. The Department of the Army will ensure that the Contractor notifies the employees primary and secondary NOK. In some cases, an Army notification officer may accompany the employers representative. Notification support by the Army is dependent upon each contract employee completing and updating as necessary, the DD Form 93, Record of Emergency Data Card. The Contractor is responsible for the evacuation of contract employee remains from Kuwait.

3.6.16      The Contractor shall ensure that health and life insurance benefits provided to its deploying employees are in effect in the theater of operations and allow traveling in military vehicles.

3.6.17      Unless prohibited by international agreement, the Contracting Officer shall provide a Letter of Authorization (LOA) for deployed contractor personnel. This is the document contract employees must carry with them as authorization for use of a Government transportation, medical facilities, billeting, and other entitlements. Contractor employees are not authorized to use Invitational Travel Orders.

3.6.18      The Contractor shall at all times remain contractually responsible for the conduct of its employees. The Contractor shall promptly resolve to the satisfaction of the Government, all contract employees performance and conduct problems identified by the Government. Failure to correct such problems may result in the Government directing the Contractor, at the Contractors own expense, to replace and, where applicable, repatriate any employee who fails to comply with this language to adhere to instructions and general orders issued by the Combatant Commander or his/her designated representative. Such action may be taken at the Governments discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default Clause.

3.6.19      If any contract employee departs an area of operation without permission, the Contractor will ensure continued performance IAW the terms and conditions of the work directive. If the Contractor replaces an employee who departs without permission, the replacement is at the Contractors expense and must be complete within 72 hours, unless otherwise directed by the contracting officer.

3.6.20      The FSRs will serve as a working member of the installation teams, as needed. The FSRs may be required to travel to other countries within the SWA AOR on a temporary basis to provide assistance.

3.7  Spare Parts:

3.7.1        Authorized Stockage List (ASL):  Within 30 days after Critical Design Review (CDR), the contractor shall submit an initial ASL (recommended support for 365 days) to the Government. Within 10 days after successful prototype testing, the contractor shall submit the final ASL to the Government for approval.

3.7.2        ASL Delivery:       The contractor shall provide the items described by the final ASL for each CPK system. The Government is allowing the contractor to use their experience and knowledge of spare parts to determine a fair estimate of materials, but the ASL items provided shall not include armor of any type. The ASL items shall be separately packaged, using best commercial practice, FOB origin.

3.7.3        ASL Storage:  Until the Government directs shipment, the contractor shall store the ASL for a period of up to 60 calendar days after acceptance. During this period, the ASL shall be stored at no additional cost to the Government.

3.7.4        Spare Parts Price List. Thirty (30) days after the Critical Design Review (CDR), the contractor shall provide a priced list of spare parts that may be required to support the AOA CPKs. Firm prices for these items will be negotiated and incorporated into the contract.

3.8           Opaque Armor Special Requirement

The contractor shall purchase and identify the opaque armor by “lot.” Each production lot from a vendor shall be tested for conformance with the ballistic requirements by the Government at Aberdeen Test Center. The contractor shall provide a test report detailing conformance in accordance with CRDL A002.

3.9           Quality Program:

3.9.1        The contractor shall utilize a Quality Program that, as a minimum shall include:  quality plan, inspection requirements, record keeping, control of processes (especially welding and painting), and control of discrepancies (identification, investigation, corrective action and disposition of non-conforming items). All work performed under this contract shall be conducted by qualified personnel in accordance with best commercial quality standards.

3.9.2        Welding:  Welding and weld inspection shall be performed in accordance with AWS D1.1 Structural Welding Code, Steel and AWS D1.2 Structural Welding Code, Aluminum as appropriate. Substitution of an equivalent welding standard may be allowed with prior Government approval.

3.9.3        Surface Treatment and Finish Requirements:  All metallic components shall be protected against corrosion by their material composition (for example stainless steel), metallic coating (for example galvanizing) or paint coating. All surfaces exposed to the environment during storage and after installation shall be protected. Metallic items shall be painted on all surfaces. Non-metallic items shall be painted as necessary to prevent degradation due to environmental effects and for camouflage purposes. All paint shall be Chemical Agent Resistant Coating (CARC) . Paint shall be applied in accordance with MIL-DTL-53072C or drawing 19207-12420325.

3.9.3.1     Fasteners:  Fasteners supplied in the kits (e.g. bolts, screws, washers and nuts) need not be pre-painted. The kit assembly instructions shall indicate when such items need be painted, after assembly, for corrosion or camouflage purposes.

3.9.3.2     Kit components shall be painted Tan 686, color number 33446 in accordance with FED-STD-595B.

3.9.3.3     Post-assembly Surface Treatment. The contractor shall identify special cleaning and maintenance procedures necessary to preserve the integrity of the CPK. Examples are:  methods of cleaning transparent armor to prevent scratching, and cleaning and handling requirements to prevent degradation of composite and fabric materials.

3.9.4        Final Inspection Report (FIR):  The contractor is responsible for performing all inspections as specified in the control plan. Each CPK shall be subjected to a complete final inspection by the contractor utilizing a contractor-developed and Government-approved FIR in accordance with CDRL A006. The FIR shall be based upon the successfully tested prototype configuration. The Government, at its option, may elect to witness and/or participate in the contractors final inspection.

3.9.5        Deficiencies:  The contractor shall rectify discrepancies prior to Government acceptance of any item.

3.10         Program Reviews and Documentation:

3.10.1      Start of Work Meeting. Not later than 7 days after contract award the Government will host a start of work meeting at the PM Combat Engineer/Material Handling Equipment (PM CE/MHE) offices in the Detroit metropolitan area. At the start of work meeting, the contractor shall present a process management plan (including tools, collaborative environment, modeling and simulations as applicable) for each system CPK, in accordance with CDRL A008. The contractor shall provide a detailed TPCP for each vehicle system in the contractors own format. The Preliminary Design Review (PDR) date will be established at the start of work meeting.

3.10.2      The contractor shall conduct a weekly teleconference with the COR, the PM CE/MHE leadership, and/or any/all other CE/MHE armor matrix team members via VTC or teleconference. The contractor shall submit the minutes from the weekly teleconferences to the contracting office within 48 hours in their own format, in accordance with CDRL A009. The contractor shall immediately report to the Government lead-time issues that may impact schedule. The contractor will make recommendations for alternate approaches.

3.10.3      Preliminary Design Review (PDR). Prior to the start of detailed design, the contractor shall conduct a PDR for each vehicle system at the contractors facility. The contractor shall provide an overall plan (TPCP), general design strategy, and a mock-up of the proposed operator’s field-of-view area for all systems. The Government will review the proposed field-of-view area during the CDRs prior to the fabrication of the prototype CPKs. The type of mock-up (computer model, wood, paper, etc.) shall be determined by the contractor and reviewed by the Government at the start of work meeting. The Government will provide a subject matter expert (SME) to perform the evaluation. The contractor shall proceed with the proposed PDR plans, if the government does not respond within 48 hours of the completion of the PDR. If the contractor needs to purchase materials before the PDR, a written request for permission must be submitted to the PCO for approval. The contractor remains responsible for any design or hardware changes resulting from the CDR and/or prototype testing.

3.10.4      Critical Design Review (CDR). Prior to the start of the prototype fabrication/assembly, the contractor shall conduct a CDR for each vehicle system no later than 14 days after PDR. The CDR shall be conducted at the contractors facility. The contractor will present the trade-off analysis at the CDR. The contractor shall proceed with the proposed CDR plans and may fabricate prototype and production kits, if the government does not respond within 48 hours of the completion of the CDR. The contractor remains responsible for any design or hardware changes resulting from the prototype testing.

3.10.5      If required, the contractor shall host a pre and post ballistic test meeting at the contractors facility.

3.11         Safety:

3.11.1      The contractor shall submit a Safety Assessment Report (SAR) to the Government (Reference CDRL A010) for each CPK. These reports will identify the hazards resulting from the application of the CPKs, their likelihood of occurrence, the severity of resulting injury/damage and the mitigation actions taken. Hazards that have severe consequences and cannot be eliminated by design changes shall be clearly identified. The draft report for each system shall be submitted at the systems Critical Design Review. Thirty days after contract award, the Government reviews and provides comments 15 days after receiving draft report. The final draft is due back to Government 15 days after Government review. An assessment of vehicle stability and an estimation of operational limitations resulting from the addition of the AoA CPK shall be included in the report.

3.11.2      The contractor shall provide cautions and warnings for the AoA CPK, to be affixed onto the inside of the vehicle, during installation, to alert the operator of any required notices and/or warnings. The contractor shall provide sample cautions and warnings at the Critical Design Review to determine placement on the inside of the vehicle.

3.12         Government Furnished Material (GFM).

3.12.1      The Government will provide to the contractor two (2) of each CE/MHE system to be fitted with an AoA CPK, for the design and integration effort. The contractor shall be responsible for shipping these systems from Selfridge Air National Guard Base (SANGB) Michigan to his facility. The contractor shall be responsible for shipping these systems from his facility to the test facility at Aberdeen Proving Ground, MD. The contractor is responsible for ensuring that the Government-furnished vehicle/equipment is not damaged in transit.

3.12.2      The Government will provide CE/MHE to the contractor’s facility for installation of the AoA CPK. The Government is responsible for the transportation of the vehicles to and from the contractor. The contractor is responsible for the safekeeping of the vehicles.

3.13         Contracting Officers Representative (COR). The COR is an individual designated in accordance with DFARS 201.60202 and is authorized in writing by the contracting officer to perform specific technical functions. The Procuring Contracting Officer will designate a COR upon contract award. The contractor will receive a copy of the written designation after contract award that will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quantity, delivery or any other term or condition of this contract.

3.14         Installation of Add on Armor (AoA) Kits

3.14.1      Installation Requirements. The Contractor shall provide qualified and experienced personnel to install Add-on Armor (AoA) kits on the vehicles identified in Section B.

3.14.2      The contractor shall install the AoA kits produced under this contract in accordance with the Government approved installation instructions (CRDL 005). The Government will provide quality assurance oversight of kit installation.

3.14.3      The contractor shall provide adequate work facilities and all materials and equipment required for AoA kit installation. The contractor shall provide all personnel, basic tool sets, tools identified in the AoA kit installation instructions (to include refrigerant charging equipment), and fuel for MHE, solvents and other items (i.e. eye protection, hearing protection) required to install AoA kits.

3.14.3.1 The contractor maybe authorized to perform minor repairs to the vehicles, to allow the AoA kits to be applied. Upon receipt and completion of the initial inspection of the vehicles, by DCMA, if the vehicle requires repairs, the contractor will provide a condition assessment identifying area requiring repair to TACOM. All repairs shall be authorized by TACOM, PM Force Projection, before work begins.

3.14.4      The contractor shall install kits at a rate of no less than one (1) vehicle per day. The contractor is authorized to accelerate this rate.

3.14.5      The contractor shall comply with all provisions of paragraph 3.9 through 3.9.5.

3.14.5.1   Final Inspection Report (FIR) for installed AoA:  The FIR shall detail the AoA kit condition, any damage to the vehicle as a result of the AoA kit installation, and any repair to the AoA kit or to the vehicles. The Government will use the FIR to record process quality control, and once signed by the certifying Government personnel certifies that work on a given vehicle has been completed to standard.

*** END OF NARRATIVE C0001 ***

SCOPE OF WORK FOR TRAM ONLY:

The Tractor, Rubber-tired, Articulated steering, Multi-purpose Vehicle (TRAM) Add on Armor (AoA) Crew Protection Kit (CPK)

4.1           Purpose and Overall Scope of Work:

This statement of work describes the outcomes the contractor is required to achieve. As directed by individual delivery orders, the contractor shall build a prototype, provide test support, produce, install Add on Armor (AoA) Crew Protection Kits (CPK) and provide Field Service Representatives (FSR) both CONUS and OCONUS for the TRAM:

4.1.1        The contractor is required to have access to classified information. The contractor shall have established the appropriate facilities and management controls up to the secret level. The contractor personnel assigned to this effort shall have valid secret level security clearances and have experience in the areas of armor, and survivability. A DD Form 254, Contract Security Classification Specification is included in Attachment 001. Attachment 002 to the contract is the supporting memorandum for the DD form 254, Contract Security Classification Specification.

4.2           Lessons Learned:

The US Army has learned some important lessons that contractors should be familiar with when designing AoA CPKs. These lessons are Attachment 004 to this contract, entitled:  “Lessons Learned on Tactical Wheeled Vehicle Armor Kit Designs”.

4.3           Protection Level:

4.3.1        The CPKs shall be designed to provide ballistic protection against direct small arms fire (7.62mm LPS rounds) and improvised explosive devices (20mm Fragment Simulating Projectiles (FSP)) for both opaque and transparent armor. The materials which shall be used are listed in Attachment 005. All transparent armor shall be Water White, or Heat Treated Low Iron.

4.3.2        The CPK shall be designed to provide maximum coverage for the occupant. Ballistic gaps that may be necessary to allow pass through routings for items such as driver controls, electrical harnesses and hoses shall be minimized.

4.4           Kit Design:

4.4.1        The design of the CPK shall include opaque armor, transparent armor, armor support provisions, doors with latching mechanism(s) and a separate, emergency egress (in case of vehicle rollover). The emergency egress shall allow escape in the event that the cab door is inaccessible or inoperable. The design of the CPK shall include alterations to existing vehicle systems and components as necessary for safe operation (e.g. longer wiring harnesses, hoses, etc.). The contract shall not introduce any new tools to over-ride the emergency egress.

4.4.2        The CPK shall include means to cool the operator, during road march and when operating (digging, craning, etc). The operators station shall not exceed 80 degrees F with the armor applied, with an ambient temperature of 120 degrees F, at 25 percent relative humidity. It will be tested IAW SAE J1503. This requirement may be met with a combination of:

•Existing cooling and ventilation systems.

•Insulation.

•Supplemental air conditioning.

If supplemental air conditioning is proposed, supplemental air conditioners currently used by PM Tactical Vehicles (i.e. Red Dot) shall be used. (The Government will supply details upon request).

4.5  Falling Object and Roll-Over Collapse Resistance:  The machines original falling object protection shall not be degraded by the addition of the CPK. The CPK shall be designed such that, in the event of a 360-degree roll-over, the cab does not intrude upon the critical zone defined by SAE J397.

4.5.1  The government will evaluate MANPRINT using MIL-STD-1472F “Department of Defense Design Criteria Standard—Human Engineering” dated 23 August 1999 as a guide. Of particular importance are:

•  Noise (at the operators station)

•  Toxic fumes (at the operators station)

•  Accessibility of controls

•  Visibility (specifically for the ability of the operator to carry out mission functions with a minimum of degradation)

•  Ingress and egress

•  Operator contact with hot surfaces

4.6  NBC Protection:  There are no requirements for NBC protection on vehicles fitted with a CPK. There is no Electromagnetic Interference (EMI), Electromagnetic Control (EMC) or High Altitude Electro-Magnetic Pulse (HAEMP) requirements. However, CPK components shall be coated with CARC.

4.7  Combat Lock:  Doors shall incorporate a device (also known as a combat lock) that allows the door to be secured from the inside. The combat lock shall prevent the door from being opened from the outside by enemy personnel and by the force of an IED explosion. An override shall be provided so that emergency personnel outside the cab can open the door. The contract shall not introduce any new tools to over-ride the Combat Lock.

4.7.1  The contractor shall minimize ballistic gaps to the maximum extent practical when the CPK is installed onto the vehicle. Joints and attaching hardware shall be designed to resist separating under blast pressure. All original equipment glass shall be removed from the system before the AoA CPK is installed.

4.8  Transportability Data Plate:  The contractor shall provide a data plate per MIL-STD-209K, with each kit. The information shall include lifting and tie-down provisions, Gross Vehicle Weight (GVW), vehicle dimensions, weight distribution, length, width, height, approach/departure angles, ramp crest angle, axle loads and locations, Center of Gravity (CG) at GVW.

4.9  Prototype, Fabrication and Testing:

4.9.1  Prototype Automotive Tests. The contractor shall build and install a prototype CPK on the TRAM systems provided. This is in addition to the original prototype effort under Delivery Order 0007 of this contract. The first prototype kit shall be used at APG for automotive test. The Automotive test will consist of performance tests (e.g. braking, gradeability) and durability. The contractor shall provide on site technical assistance at the APG, MD test site to support CPKs during the automotive testing. The contractor shall repair or replace kit parts that fail during testing and resolve any other CPK issues at no cost to the Government. The second prototype kit will be used to validate and verify (val/ver) the install instructions and the Final Inspection Report (FIR).

4.9.2 Materials for Kits. See Attachment 005, Armor Materials.

4.9.3  Coupons and Prototype CPK Ballistic Tests. The contractor shall provide one (1) set of the operating door side assembly, including opaque armor, transparent armor, hinges, latching hardware, and support structure for the TRAM. The Government will test the contractor provided door assembly in order to verify ballistic performance of the CPK design per the requirements stated in 4.3 as well as kit integration. Fasteners and gaps will be evaluated. The contractor shall provide support to the CPK at APG, MD during government tests. The contractor shall also provide two, 2 x 2 armor coupons. The two coupons will be ballistically tested at APG. The contractor is responsible for the shipping of these materials.

4.10  Drawing Packages. The contractor shall deliver feature-based parametric 3D models along with its 2D associated drawings in Pro-Engineer format, in accordance with CDRL B003. The Government will provide a drawing package and installation instructions, which will be used as samples for format and content (See Attachment 003) . Prior to delivery to the government, the Contractor may maintain the drawing package in its own format.

4.11  Technical Data Package (TDP) . The TDP shall meet the requirements of MIL-DTL-31000C and will be in accordance with ASME Y14.41, in accordance with CDRL B004 (DI-SESS-81000C). Drawings shall be in a format compatible with Pro-Engineer when delivered to the government. The Contractor may maintain the TDP in its own format.

4.12  Part Numbers. For the delivered data packages as described in 4.10 and 4.11, the United States Marine Corp will provide part and drawing numbers.

4.13  Technical Publications:  Construction / Materiel Handling Equipment, Crew Protection Kit (CPK) Technical Bulletin (TB):

4.13.1.  The Contractor shall prepare, validate and deliver a separate Crew Protection Kit (CPK) Technical Bulletin (TB) to support the use, operation, maintenance, parts and installation and removal of the unique CPK as applied to the USMC TRAM.

4.13.2.  The Technical Bulletin(s) shall be prepared in accordance with Exhibit General Publication Requirements and Exhibit Parts List Requirements, MIL-STD 40051-2 and MIL-HDBK 1222C. The MIL-STD and MIL-HDBK

are available at \*HYPERLINK “http://www.logsa.army.mil” www.logsa.army.mil. The CPK TBs shall include CPK installation and removal instructions, Operators instructions, Unit and Direct Support Maintenance and related Parts List. The Commodity Command Standard System (CCSS) based parts data shall be included in the TB.

4.13.3. The CPK TB shall include an Operator and a separate Unit Maintenance Preventive Maintenance Checks and Services (PMCS) and a two level Maintenance Allocation Chart (MAC) supporting the CPK. The Operator and Unit PMCS and the MAC and all related data shall be tailored and confined to the CPK as applied to the vehicle identified in Section B and resulting vehicle configuration changes. All other (non CPK) operator and maintenance instructions and parts data shall be supported by references to the non CPK vehicle TM series. The contractor shall be responsible for all changes to the CPK TB and as applied to the vehicle configuration resulting changes from testing and reviews; changes shall be at no additional cost to the government.

4.13.4.  All CPK instructions shall be in the form of fully illustrated, detailed start step to end step instructions. The CPK installation instructions shall be written to maximize the efficiency of the installation process. The installation instructions shall  be part of the combined VAL/VER effort, which will take place at ADSI Hicksville.

4.13.5.  All instructions shall contain clear illustration of each step. Instructions shall include required modification dimensions or templates as needed to install the CPK on the vehicle. Include appropriate Warnings, Cautions regarding welding, drilling or otherwise degrading the integrity of the ROP/FOPS structure; recertification may be required. Hardware and armor items which could be installed backwards shall be clearly shown and described in the proper orientation. In particular, the proper handling, storage and cleaning of transparent and opaque armor shall be illustrated and described in detail to avoid damage. The use of digital photos and line art are acceptable; the use of color is not acceptable. Multiple views of the after CPK installation vehicle configuration shall be illustrated in the TB.

4.13.6.  Previously delivered data:  Installation instructions that were developed, validated and delivered under CDRL A005 may be used as source data to meet the CPK TB requirements for kit installation instructions. If this data was successfully validated/verified and the contractor has records supporting such action the installation instructions need not be physically performed again. The contractor shall insure that such data is accurately incorporated into the CPK TB. If not part of the instructions, complete, illustrated step-by-step removal instructions must still be developed and validated as part of the CPT TB effort under CDRL B007.

4.13.7.  Combined Validation and Verification:

4.13.7.1.  The Contractor shall physically validate 100% of the TB/ETM delivery; this includes the kit installation (if not previously Val/Verd) and removal instructions to be included in the CPK TB. All TB data and instructions shall be concurrently verified by the government prior to the final delivery and publication. Validation methodology shall be hands-on (preferred), comparative or desk-top (if hands-on cant be performed) and shall be sufficient to find and correct all technical inaccuracies and shortcomings in the data developed under this contract. The contractor shall maintain validation records documenting control of the validation process, the actions taken to validate each task, corrective actions and mark-ups required for each task and page and follow-up validation of corrected and reworked data. Contractor shall make available a copy of the mark-ups and re-worked pages for government records. The contractor shall provide the ability to make ongoing/same day or next day corrections to re-worked data, pages. The Government intends to witness the contractors validation process. Witnessing the contractors validation process will serve as the Governments primary verification effort. The Contractor shall provide TACOM a minimum of 30 days advance notice prior to beginning a validation effort.

4.13.7.2. The Government reserves the right to perform a separate Verification for accuracy, usability, safety and incorporation of any reworked data or late configuration changes prior to acceptance of final deliveries. The contractor shall support such Verification if needed. Contractor shall make available a CPK, applicable Section B vehicle, parts, tools and support equipment that would be required to successfully complete verification.

4.13.8. Delivery. Contractor shall prepare and deliver paper, digital (Adobe Acrobat 5.0 or higher .PDF ETM) and editable files with intelligent text. Intelligent text is defined as text that can be selected, edited, manipulated, copied, linked, etc. The text shall not be bit-mapped type graphic data. Graphics and line drawings shall be in CGM, CCITT group 4 or TIFF files.

4.13.9.  Contractor should make maximum use of existing text and line drawings in the Operators, Maintenance and Parts vehicle system manuals. See LOGSA website in C.4.2 above; the TMs for the vehicle systems listed in section B above are available. If the contractor is unable to obtain a copy of the vehicle system TMs the government will be provide a copy.

4.13.10.  All TB, ETM and editable file materials will be delivered transportation cost prepaid. Delivery will be made to the Commander, Marine Corps System Command, Program Manager, Engineer Systems, (PMM-152), Material Handling and Construction Equipment Team, Attn:  Mike Farley, 2200 Lester Street, Quantico, VA 22134. Unless notified otherwise. Material shall arrive at its destination no later than the delivery date scheduled on the respective CDRL. Packaging shall be adequate to assure delivery without damage. Material may be hand-carried by the contractor if so desired at no additional cost to the Government.

4.13.11.  Contractor shall provide an unrestricted copyright release for each TB delivered and insure that the government has the right to use and distribute the related ETMs and electronic data files over the internet.

4.13.12.  The TB Distribution Restriction Statement for the front cover and Title Block Page shall be:  DISTRIBUTION STATEMENT C:  Distribution authorized to US government agencies and contractors associated with PEO CS&CSS TACOM and Marine Corps System Command. For Official Use Only (FOUO) caveat is assigned so as not to place US personnel at risk, or compromise security procedures, or DOD information (Critical/Technology). This determination was made November 4, 2005. This document is not releasable to the public or media. Destroy by shredding or tearing to make unreadable, when no longer needed. This document should not be sent over the INTERNET unencrypted, or posted to any public website. Other requests for this document shall be referred to PM Engineer Systems MHE/CE (Mike Farley , 703 432-3727). Mail:  Commander Marine Corps System Command, Program Manager, Engineer Systems (PMM-152), 2200 Lester street, Quantico, VA 22134.

4.13.12.1.  The contractor shall destroy all paper copies and electronic files upon government acceptance of final publication deliverables.

4.13.12.2.  If the contractor sends the CPK TB via INTERNET, the TB must meet FIPS 140-2 Encryption Standard.

5.  Production Effort:

5.1  Production Hardware. The first 6 kits on of the TRAM effort will not be subject to the results of testing. The production of the first 6 kits shall begin immediately after delivery order award. The first 6 kits shall be produced, packaged and available for shipping within 60 days of delivery order award. The USMC will perform the inspection and acceptance for the initial 6 kits.

5.1.1 The remaining kits on the TRAM delivery order will be subject to the results of the automotive and ballistic test results. Production for the remaining CPK shall not commence until written approval is granted by the Contracting Officer.

5.1.2 The contractor shall produce TRAM CPK that conform to the configurations approved by the government at the conclusion of all testing. All kits shall be fabricated to this configuration unless otherwise directed, in writing, by the PCO.

5.2  Production kit assembly:

5.2.1 Packaging. To the extent practicable, the contractor shall organize the packaged kits to allow sequential removal in the order required for installation on the vehicle. It is desirable to have an efficient kit installation, using pre-assembly where practical. Installation instructions and a content list shall be packaged with each kit and shall be immediately accessible when the kit is opened.

5.2.2  Components which must be installed with a particular face towards the enemy, and which are not distinguishable by shape, shall be marked to indicate proper assembly. The transparent armor (glass) will not be marked or etched. The kits shall be packaged to prevent damage during transport, using best commercial packaging practices. The contractor shall ensure that packaged kits are loaded on pallets.

5.2.3 Each kit shall contain one set of installation instructions, operating instructions and maintenance instructions. Each kit shall also be packaged with 10% additional attaching hardware. Additionally a packing slip shall be affixed to the CPK shipping container, in accordance with Attachment 007, Information Memorandum No. 05-077 from http://guidebook.dcma.mil/61/dc05-077.htm.

5.3  Storage. Until the Government directs shipment, the contractor shall store the kits for a period of up to 60 calendar days after acceptance. During this period, the kits shall be stored at no additional cost to the Government.

5.4  Installation Instructions:  The contractor shall develop, validate, and provide installation instructions as described below. Install instructions shall be developed for the TRAM in accordance with CDRL A005.

5.4.1 The instructions shall be in a contractor format that is consistent with US Army Technical Bulletin format, per MIL-Spec-40051.

5.4.2 The instructions shall be in the form of “start step to end step” instructions. The instructions shall be written to maximize the efficiency of the installation process. The contractor shall validate the installation instructions, during installation of the second prototype kit at the contractors facility prior to shipment. The Government will observe and verify the installation on the second prototype kit that is developed for the TRAM effort.

5.4.3  Installation instructions shall be written so that the kits can be installed at Army organic (unit) level. The contractor shall advise the Government of the date of val/ver seven days prior to validation.

5.4.4  The instructions shall contain clear illustrations of each step. Hardware and other items, which could be installed backwards, shall be clearly shown in the proper orientation. The use of color digital photos and line art is acceptable. The after installation condition of the vehicle shall be clearly illustrated.

5.4.5  The instructions shall contain an Illustrated Parts Breakdown (IPB) of all components, assemblies and hardware. The IPB shall utilize clear and concise line drawings. The IPB shall be similar in format to the current US Army Repair Parts and Special Tools List (RPSTL), in accordance with MIL Spec 40051.

5.4.6  Instructions shall include notes, cautions and warning statements as appropriate. In particular, the proper handling, storage and cleaning of transparent armor shall be included. Instructions shall contain a list of tools; manpower and support equipment requirements needed to accomplish each task.

5.5  Technical Publications:  TRAM AoA CPK Technical Bulletin (TB) and Parts Provisioning List (PPL):  RESERVED

5.6  Field Service Representative (FSR) General Overview:

The contractor shall provide a FSR for installation and post-installation support of CPKs in CONUS and OCONUS in Southwest Asia (SWA).

5.6.1 Field Service Representative (FSR) duties:

5.6.1.1  The FSR shall have technical writing experience and general mechanical experience with all the variants of ADSI produced AoA CPK kits. This shall include the D7G Dozer, 621B Scraper, CS563D Vibratory Roller, Loader MW24C, 103G Grader, 815F High Speed Compactor and the TRAM.

5.6.1.2  The FSR shall provide training, troubleshooting, diagnosis, repair, and resolution of technical issues in support of the ADSI AoA Kit installation effort. The FSR shall conduct on-the-job production line installation training for the ADSI AoA Kits for new military personnel, Government civilian personnel, and other contractor personnel deployed to the installation site. Training shall be to the level that site installation personnel are capable of installing and maintaining the ADSI AoA Kits without Contractor oversight. The FSR shall provide updated training to previously-trained mechanics to ensure that they are fully aware of all changes and improvements made to the ADSI AoA Kit.

5.6.1.3.  The FSR shall provide on-site installation and maintenance support to the AoA New Equipment Training (NET) instructors during Operator and maintenance training of the TRAM vehicle. NET will be performed at locations identified by the Multi-National Command-Iraq (MNC-I) and the Combined Joint Task Force -76 (CJTF-76) . The contracting officer will provide a 14 day notice of dates and locations when NET will occur.

5.6.1.4 The Contractor shall present a weekly status report via email (in contractor format) in accordance with CDRL B005, which identifies the hours expended and the number of AoA kits installed per vehicle type.

5.6.1.5  The FSR shall develop a Government approved quality assurance vehicle inspection checklist to verify proper kit installation and full mission capability. The checklist details the AoA condition, any damage to the vehicle as a result of the AoA, and any repair to the AoA or to the vehicles. The Government will use these checklists to record process quality control, and once signed by the certifying Government personnel, certifying that work on a given vehicle has been completed to standard.

5.6.1.6 All contract employees are authorized to work a flexible 10 hour per day workday, seven days a week, to accommodate vehicle availability, or may be directed to work a compressed schedule of not less than six days, 70 hours per week, at the discretion of the Site Manager or COR.

5.6.1.7 All FSR must participate in training through the CONUS Replacement Center (CRC) for deployment to SWA. The USMC will sponsor the FSR at one of their CRC centers.

5.6.1.7.1  The contractor shall provide transportation for their personnel from point of origin to CRC. The contractor shall provide transportation from CRC to the area of operation in SWA and the return trip.

5.6.1.7.2  The contractor is allowed 6 FSR management visits a year. Four to be held quarterly and the remaining (2) visits can only be used with approval from the contracting officer and the proper documentation to support the visit.

5.6.2  For clarification, the AoA Kit includes:

AoA Cab Kit

Air Conditioning/Insulation Kit

Alternator Upgrade Kit

5.6.3  The Contractor shall provide an experienced FSR to the following site:

One (1) FSR at Al Taqaddum (TQ), Iraq

Performance period is 12 months. The first month is the Pre-deployment phase wherein the FRS will receive in-house training on installation of AoA, additionally the FRS will be required to attend government conducted one week training class, CRC. The FSR is allowed 14 days of Rest and Relaxation (R & R), after 180 days of service in theater. The FSR must be back-filled will a substitute FSR during the R & R time. The Government reserves the right to add additional FSRs, or sites for FSR service, as the mission requirements change. Additional FSRs and sites will be added by task order and individually priced.

5.6.4  Material and Equipment

5.6.4.1  The Government will provide all facilities; installation labor, special tools, MHE, material, and supplies to support the effort. The Government will also provide minimal field office facilities to include a desk, chair, basic office supplies, and electrical outlets. Disposition of removed parts will be directed by the Government. The Government shall be responsible for the transportation of vehicles and kits to the proper locations.

5.6.4.2  The Contractor shall provide its employees personal tool kits, communications, and IT equipment (i.e. satellite hook up).

5.6.4.3 The Government will provide two (2) electronic copies (CDs) of the latest Technical Bulletin (TB), AoA cab kit installation instructions, Air Conditioning kit installation instructions, and alternator upgrade kit instruction for use as training material.

5.6.4.4 The Government will furnish on-site transportation for contract employees located in Iraq and Afghanistan. The Contractor will be required to provide transportation at the other sites.

5.6.4.5  The Government shall provide transportation into and out of Iraq and Afghanistan for FSR and equipment from Kuwait by military aircraft.

5.6.4.6  The Contractor shall arrange for shipment of supplies from Kuwait. These costs will be reimbursed by the Government. 5.6.5 Living Conditions

5.6.5.1  The Government will provide housing for the contract employees at the Iraq site. The Contractor shall be responsible for housing for contract employees working within Kuwait.

5.6.5.2  As authorized in the Letter of Authorization or elsewhere in this contract, contract employees will be provided Government subsistence which includes meals, billeting, emergency medical care, emergency dental are, and access to morale and welfare activities and available chaplains. If subsistence changes during deployment (e.g. the Combatant Commander or subordinate Commander changes the authorizations), the Contractor must notify the Contracting Officer.

5.6.5.3  Reserved

5.6.5.4  While performing duties IAW terms and conditions of the contract, the Service Theater Commander will provide force protection to the contract employees commensurate with that given to Service/Agency (e.g. Army, Navy) civilians in the operations area.

5.6.5.5 As required by the operational situation, the Government may at its discretion relocate the FSR (who is a citizen of the United States, aliens in resident in the United States, or third country nationals, not residents in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.

5.6.5.6 The Contractor shall ensure that each employee hired by or for the Contractor (including subcontractors) acknowledges in writing that they understand the danger, stress, physical hardships, and field living conditions that are possible if the employee deploys in support of military operations. The Contractor shall ensure that contents of this paragraph are included in all subcontracts.

5.6.5.6.1 Due to further force security issues and concerns in theater, many commands are asking for verification of the status of the contractors security background. As a result, the Contractor must maintain a completed background check on file for each employee that will be deployed.

5.6.6  Medical Information

5.6.6.1  Prior to deployment, the Contractor shall ensure that all deployable personnel are medically and physically fit to endure the rigors of deployment in support of a military operation. Employees who fail to meet medical or fitness standards, or who become unfit through their own actions, will be removed from the area of operations and replaced at the Contractors expense. All personnel must have a complete set of immunizations and inoculations for entry into SWA.

5.6.6.2  Deploying contract employees shall carry with them a minimum or a 90 day supply of any medication they require. Military facilities will not be able to replace many medications required for routine treatment of chronic medical conditions such as high blood pressure, heart conditions, asthma, and arthritis. Contract employees will review both the amount of the medication and its suitability in the foreign area with their personal physician and make any necessary adjustments prior to deployment.

5.6.6.3  If glasses are required, contract employees will deploy with two pairs of glasses and a current prescription. Copies of the prescription will be provided by the employee to the CONUS Replacement Center (CRC) so that eyeglass inserts for use in a compatible chemical protective mask can be prepared.

5.6.6.4  The Government does require a medical screening at the CONUS Replacement Center (CRC) for FDA approved immunizations, which shall include DNA sampling.

5.6.7  The Government shall provide the contract employees with Chemical Defensive Equipment (CDE) familiarization training commensurate with the training provided to Department of Defense civilian employees. The training and equipment will be provided at the CRC for employees traveling from CONUS.

5.6.8  The Government shall provide the contract employees with the necessary Isolated Personnel Report (ISOPREP) and Survival Evasion Resistance Escape (FPI/SERE) training. This training will be conducted at the CRC.

5.6.9  The Contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment. In addition to the DD FM 489 (Geneva Convention Card) issued at the point of deployment, all contractor employees will be issued personal identification tags and Common Access Cards (CAC), if available before deployment. Personal identification tags will include the following information:  full name, social security number, blood type, and religious preference. Contractor employees will maintain all issued cards and tags on their person at all times while OCONUS. These cards and tags shall be obtained through CRC, and shall be promptly returned to the Government upon redeployment.

5.6.10  The Contractor shall ensure that their employees obtain any appropriate VISAs before entering the theater of operations.

5.6.11  The contract employees are not authorized to wear military uniform, except for specific items required for safety and security. The Combatant Commander, subordinate Joint Force Commander (JFC), or Army Force (ARFOR) Commander may require that contractor employees be issued and be prepared to wear Organizational Clothing and Individual Equipment (OCIE), to include Chemical, Biological, and Radiological Element (CBRE) and High-Yield Explosive defensive equipment, necessary to ensure contractor personnel safety and security. The contract employees shall sign for all issued OCIE to acknowledge receipt and acceptance of responsibility for the proper maintenance and accountability of the OCIE. The contract employees shall return all issued OCIE to the Government at the place of issue unless directed otherwise by the Contracting Officer. The Contracting Officer shall require the Contractor to reimburse the Government for OCIE lost, stolen, or damaged due to Contractor negligence or misconduct.

5.6.12  The Contractor shall ensure that deployed employees possess the required licenses to operate all vehicles or equipment necessary to perform contract tasks in the theater of operations. Before operating any military owned or leased vehicles or equipment, the contract employee shall provide proof of license (issued by an appropriate governmental authority) to the unit or agency issuing the vehicles or equipment.

5.6.13  Contract employees in support of U.S. military operations are not permitted to carry personally owned firearms. Contract employees normally shall not be armed during active military operations; however, the Combatant Commander may authorize issue of standard military side arms and ammunition to selected personnel for personal self-defense. In this case, weapons familiarization, qualification, and briefings on rules of engagement, shall be provided to the contract employees, completed at the CRC. Even if authorized, acceptance of weapons by the personnel is voluntary, and must also be permitted by their employer.

5.6.14  Before deployment, the Contractor shall ensure that each contract employee completes at least three (3) DD Forms 93, Record of Emergency Data Card. One completed form is for the CRC, one copy for the Armys Casualty & Memorial Affairs Operations Center (CMAOC), and one copy for the Army Materiel Command (AMC) Logistics Support Element (LSE) Contractor Coordination Cell (CCC) or other designated liaison.

5.6.15  As Executive Agent for mortuary affairs, the Army will facilitate the notification of Next of Kin (NOK) in the event that a U.S. citizen contract employee accompanying the force OCONUS dies, requires evacuation due to injury, or is reported missing. The Department of the Army will ensure that the Contractor notifies the employees primary and secondary NOK. In some cases, an Army notification officer may accompany the employers representative. Notification support by the Army is dependent upon each contract employee completing and updating as necessary, the DD Form 93, Record of Emergency Data Card. The Contractor is responsible for the evacuation of contract employee remains from Kuwait.

5.6.16  The Contractor shall ensure that health and life insurance benefits provided to its deploying employees are in effect in the theater of operations and allow traveling in military vehicles.

5.6.17  Unless prohibited by international agreement, the Contracting Officer shall provide a Letter of Authorization (LOA) for deployed contractor personnel. This is the document contract employees must carry with them as authorization for use of a Government transportation, medical facilities, billeting, and other entitlements. Contractor employees are not authorized to use Invitational Travel Orders.

5.6.18  The Contractor shall at all times remain contractually responsible for the conduct of its employees. The Contractor shall promptly resolve to the satisfaction of the Government, all contract employees performance and conduct problems identified by the Government. Failure to correct such problems may result in the Government directing the Contractor, at the Contractors own expense, to replace and, where applicable, repatriate any employee who fails to comply with this language to adhere to instructions and general orders issued by the Combatant Commander or his/her designated representative. Such action may be taken at the Governments discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default Clause.

5.6.19 If any contract employee departs an area of operation without permission, the Contractor will ensure continued performance IAW the terms and conditions of the work directive. If the Contractor replaces an employee who departs without permission, the replacement is at the Contractors expense and must be complete within 72 hours, unless otherwise directed by the contracting officer.

5.7 Spare Parts and the Authorized Stockage List:

5.7.1  Authorized Stockage List (ASL). Within 60 days of the TRAM delivery order being issued, the contractor shall submit an initial ASL (recommended support for 365 days) to the Government, in accordance with CDRL B001. Within 10 days after successful prototype testing, the contractor shall submit the final ASL to the Government for approval.

5.7.2  ASL Delivery. The contractor shall provide the items described by the final ASL for the TRAM AoA CPK system. The Government is allowing the contractor to use their experience and knowledge of spare parts to determine a fair estimate of materials, but the ASL items provided shall not include armor of any type. The ASL items shall be separately packaged, using best commercial practice, FOB origin. Shipping of the ASL shall begin within 75 days of final ASL approval.

5.7.3  ASL Storage. Until the Government directs shipment; the contractor shall store the ASL for a period of up to 60 calendar days after acceptance. During this period, the ASL shall be stored at no additional cost to the Government.

5.7.4  Spare Parts Price List (SPPL) . Within 90 days of the TRAM delivery order being issued, the contractor shall provide a priced list of spare parts that may be required to support the AOA CPKs, in accordance with CDRL B002. Firm prices for these items will be negotiated and incorporated into the contract. Delivery for the Spare Parts shall begin 150 days after the final pricing is negotiated and incorporated into the contract.

5.8  Reserved

5.9  Quality Program:

5.9.1  The contractor shall utilize a Quality Program that, as a minimum shall include:  quality plan, inspection requirements, record keeping, control of processes (especially welding and painting), and control of discrepancies (identification, investigation, corrective action and disposition of non-conforming items). All work performed under this contract shall be conducted by qualified personnel in accordance with best commercial quality standards.

5.9.2  Welding. Welding and weld inspection shall be performed in accordance with AWS D1.1 Structural Welding Code, Steel and AWS D1.2 Structural Welding Code, Aluminum as appropriate. Substitution of an equivalent welding standard may be allowed with prior Government approval.

5.9.3  Surface Treatment and Finish Requirements:  All metallic components shall be protected against corrosion by their material composition (for example stainless steel), metallic coating (for example galvanizing) or paint coating. All surfaces exposed to the environment during storage and after installation shall be protected. Metallic items shall be painted on all surfaces. Non-metallic items shall be painted as necessary to prevent degradation due to environmental effects and for camouflage purposes. All paint shall be Chemical Agent Resistant Coating (CARC) . Paint shall be applied in accordance with MIL-DTL-53072C or drawing 19207-12420325.

5.9.3.1 Fasteners. Fasteners supplied in the kits (e.g. bolts, screws, washers and nuts) need not be pre-painted. The kit assembly instructions shall indicate when such items need be painted, after assembly, for corrosion or camouflage purposes.

5.9.3.2 Kit components shall be painted Tan 686, color number 33446 in accordance with FED-STD-595B.

5.9.3.3  Post-Assembly Surface Treatment. The contractor shall identify special cleaning and maintenance procedures necessary to preserve the integrity of the CPK. Examples are:  methods of cleaning transparent armor to prevent scratching, and cleaning and handling requirements to prevent degradation of composite and fabric materials.

5.9.4  Final Inspection Report (FIR) :  The contractor is responsible for performing all inspections as specified in the control plan. Each CPK shall be subjected to a complete final inspection by the contractor utilizing a contractor-developed and Government-approved FIR in accordance with CDRL B006. The draft FIR is due 30 days after contract modification award for the TRAM effort. The draft FIR will be val/ver at the installation instruction verification, performed on the second prototype kit. The final FIR shall be based upon the successfully tested prototype configuration. The Government, at its option, may elect to witness and/or participate in the contractors final inspection.

5.9.5  Deficiencies. The contractor shall rectify discrepancies prior to Government acceptance of any item.

5.10  Government Furnished Material (GFM):

5.10.1  The Government will provide to the contractor a TRAM to be fitted with an AoA CPK. The contractor shall be responsible for shipping the system from his facility to the technical bulletin sub-contractors facility. The contractor is responsible for ensuring that the Government-furnished vehicle/equipment is not damaged in transit.

5.10.2  The Government will provide a TRAM to the contractor’s facility for installation of the AoA CPK val/ver prototype kit. The Government is responsible for the transportation of the vehicles to the contractor. The contractor is responsible for the safekeeping of the vehicles.

*** END OF NARRATIVE C0002 ***

DELIVERIES OF PERFORMANCE

F.1 Required Delivery Schedule

a.  Prototype Kits

For each system to be armored, the contractor shall provide the following to Aberdeen Proving Ground, Maryland according to the schedule below which will be after successful completion of the CDR and written approval to proceed with prototypes from Contracting Officer:

• one (1) set of the operating door side assembly, including transparent armor, hinges, latching hardware, and support structure

a.               Loader MW24G  6 Dec 05

b.              Grader 130G  29 Nov 05

c.               Scraper 621 B  29 Nov 05

d.              Compactor 815  1 Dec 05

e. Vib Roller CS563D  5 Dec 05

• one (1) of each vehicle with the prototype AoA CPK installed

a.               Loader MW24G  1 Dec 05

b.              Grader 130G  29 Nov 05

c.               Scraper 621 B  5 Dec 05

d.              Compactor 815  20 Dec 05

e.               Vib Roller CS563D  23 Dec 05

b.  Delivery Schedule for Production CPKs:

1.  For all delivery orders issued prior to completion of prototype testing, the contractor shall not commence production until the Contracting Officer provides written approval to do so. Production CPKs shall be delivered 30 days after PCO approval.

2.  If the contractor has not completed deliveries on all previous delivery orders, delivery shall begin at the end of the last order else start deliveries 30 days after delivery order date. Continue delivering every thirty days (30), if necessary, until all items are delivered. If the quantity ordered on a Delivery Order exceeds the monthly maximum delivery order quantity requirement - than the contractor will produce the maximum number (30) units every 30 days.

(a)                                  You’ll deliver a minimum or eight (8) units every 30 days;

(b)                                 You’ll deliver a maximum of thirty (30) or the total Order requirement of units every 30 days.

(c)                                  You can deliver more than the maximum number of units every thirty days only when authorized by the Procuring Contracting Officer.

3.                                       There are no quantity limitations to the Delivery Orders the government intends to issue over the term of this contract.

c. TRAM CPKs (only) - The remaining kits on the TRAM delivery order will be subject to the results of the automotive and ballistic test results. Production for the remaining CPK shall not commence until written approval is granted by the Contracting Officer.

*** END OF NARRATIVE F0002 ***

SPECIAL CONTRACT REQUIREMENTS

Regulatory Cite	Title	Date
1 52.232-16	PROGRESS PAYMENTS (ALTERNATE I dated Mar 2000)	APR/2003

1.                                       Contract Support/Services:  The contractor is authorized to obtain test support/services at DoD rates from Major Range and Test Facility Base (MRTFB) installations as government furnished services.

*** END OF NARRATIVE H0001 ***

2.                                       Part Support.  To support the Global War on Terror and Fielding of the CPKs, the contractor agrees to enter into a seperate parts support contract with the Defense Supply Center Columbus (DSCC) of the Defense Logistic Agency (DLA) for 3 years from contract award. The contract will provide a ready means of acquisition of replacement parts and/or components in support of the AoA kit. the contractor must be able to process both manual and electronic orders for DLA stock purchases and manual order for TACOM.

*** END OF NARRATIVE H0002 ***

CONTRACT CLAUSES

	Regulatory Cite	Title	Date

1	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997

2	52.228-4	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR/1984

3	52.229-4	FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)	APR/2003

4	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004

5	52.242-10	F.O.B. ORIGIN—GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE	APR/1984

6	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (Alternate I dated April 1984)	MAY/2004

7	52.246-2	INSPECTION OF SUPPLIES—FIXED PRICE	AUG/1996

8	52.247-1	COMMERCIAL BILL OF LADING NOTATIONS	FEB/2006

9	52.247-29	F.O.B. ORIGIN	JUN/1988

10	52.247-34	F.O.B. DESTINATION	NOV/1991

11	52.247-54	DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS	MAR/1989

12	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984

13	52.247-59	F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS	APR/1984

14	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98	MAR/1998

15	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	NOV/2005

16	252.225-7013	DUTY-FREE ENTRY	JAN/2005

17	252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (See DFARS 225.7401(b) for paragraph C fill-in.)	JUN/2005

18	252.228-7000	REIMBURSEMENT FOR WAR-HAZARD LOSSES	DEC/1991

19	252.228-7003	CAPTURE AND DETENTION	DEC/1991

20	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/1991

21	252.246-7001	WARRANTY OF DATA	DEC/1991

22	52.216-18	ORDERING	OCT/1995

(a)                                  Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from day of Basic Contract Award through day 365 of Program Year 5.

(b)                                 All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

(c)                                  If mailed, a delivery order or task order is considered issued when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

[End of Clause]

23	52.216-19	ORDER LIMITATIONS	OCT/1995

(a)                                  Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 124 each, AoA CPKs, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)                                 Maximum order. The Contractor is not obligated to honor—

(1)          Any order for a single item in excess of 204 each, AoA CPK;

(2)          Any order for a combination of items in excess of 204 each AoA CPK; or

(3)          A series of orders from the same ordering office within thirty (30) days that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.

(c)                                  If this is a requirements contract (i.e., includes the REQUIREMENTS clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d)                                 Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with  written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

[End of Clause]

24	52.216-22	INDEFINITE QUANTITY	OCT/1995

(a)                                  This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b)                                 Delivery or performance shall be made only as authorized by orders issued in accordance with the ORDERING clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum.  The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c)                                  Except for any limitations on quantities in the ORDER LIMITATIONS clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d)                                 Any order issued during the effective period of this contract and not completed by the Contractor within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after six and one half (6 1/2) years  after contract award.

[End of Clause]

25	252.212-7001	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS	MAR/2007

(a)                                  The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

[XX] 52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207)

(a)                                  The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

[XX] 252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

[     ] 252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan  (DoD Contracts) (APR 1996) (15 U.S.C. 637).

[     ] 252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan                              (Test Program) (JUN 1997) (15 U.S.C. 637 note).

[XX] 252.225-7001 Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).

[     ] 252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

[XX] 252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

[     ]    252.225-7015    Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

[     ]  252.225-7016  Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) ([   ] Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub L. 104-61 and similar sections in subsequent DoD appropriations acts).

[XX]    252.225-7021  Trade Agreements (JUN 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

[     ]  252.225-7027  Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

[     ]  252.225-7028  Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C.                                      2755).

[     ]  252.225-7036  Buy American Act—Free Trade Agreements–Balance of Payments Program (JUN 2005) ( [ ] Alternate I) (JAN 2005) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

[     ] 252.225-7038 Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534 (a) (3)).

[XX] 252.226-7001  Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

[XX] 252.227-7015  Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

[XX] 252.227-7037  Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

[XX] 252.232-7003  Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

[XX] 252.243-7002  Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

[     ] 252.247-7023 Transportation of Supplies by Sea (MAY 2002) ( [   ] Alternate I) (MAR 2000) ( [         ] Alternate II) (MAR 2000) ( [   ] Alternate III) (MAY 2002)  (10 U.S.C. 2631).

[            ] 252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

26	52.211-4517	PACKAGING REQUIREMENTS (COMMERCIAL)	AUG/2005 (TACOM)

(a)                                  The preservation, packing, and marking requirements for this contract/order shall be accomplished in accordance with the performance requirements defined herein. The following Packaging requirements shall apply:

LEVEL OF PRESERVATION:  Commercial

LEVEL OF PACKING:  Commercial

QUANTITY PER UNIT PACKAGE:  KIT QUANTITIES

(1)                                  Packaging:  Preservation, packaging, packing, unitization and marking furnished by the supplier shall provide protection for a minimum of one year and meet or exceed the following requirements. It also provides for multiple handling, redistribution and shipment by any mode.

(2)                                  Cleanliness:  Items shall be free of dirt and other contaminants which would contribute to the deterioration of the item or which would require cleaning by the customer prior to use. Coatings and preservatives applied to the item for protection are not considered contaminants.

(3)                                  Preservation:  Items susceptible to corrosion or deterioration shall be provided protection by means of preservative coatings, volatile corrosion inhibitors, desiccants, waterproof and/or watervaporproof barriers.

(4)                                  Cushioning:  Items requiring protection from physical and mechanical damage (e.g. fragile, sensitive, material critical) or which could cause physical damage to other items, shall be protected by wrapping, cushioning, pack compartmentalization, or other means to mitigate shock and vibration to prevent damage during handing and shipment.

(b)                                 Unit Package:  A unit package shall be so designed and constructed that it will contain the contents with no damage to the item(s), and with minimal damage to the unit pack during shipment and storage in the shipping container, and will allow subsequent handling. The outermost component of a unit package shall be a container such as a sealed bag, carton or box.

(c)                                  Unit Package Quantity:  Unless otherwise specified, the unit package quantity shall be one each part, set, assembly, kit, etc.

(d)                                 Intermediate Package:  Intermediate packaging is required whenever one or more of the following conditions exists:

(1)                                  The quantity is over one (1) gross of the same national stock number,

(2)                                  Use enhances handling and inventorying,

(3)                                  The exterior surfaces of the unit pack is a bag of any type, regardless of size,

(4)                                  The unit pack is less than 64 cubic inches,

(5)                                  The weight of the unit pack is under five (5) pounds and no dimension is over twelve (12) inches.

Intermediate containers shall be limited to a maximum of 100 unit packs, a net load of 40 pounds, or a maximum volume of 1.5 cubic feet, whichever occurs first.

(e)                                  Packing:

(1)                                  Unit packages and intermediate packages not meeting the requirements for a shipping container shall be packed in shipping containers. All shipping containers shall be the most cost effective and shall be of minimum cube to contain and protect the items.

(2)                                  Shipping Containers:  The shipping container (including any necessary blocking, bracing, cushioning, or waterproofing) shall comply with the regulations of the carrier used and shall provide safe delivery to the destination at the lowest tariff cost. The shipping container shall be capable of multiple handling, stacking at least ten feet high, and storage under favorable conditions (such as enclosed facilities) for a minimum of one year.

(f)                                    Unitization:  Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

(g)                                 Marking:

(1)                                  All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129P(2), dated 10 Feb 2004, including bar coding. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract/order or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel.

(2)                                  Contractors and vendors shall apply identification and address markings with bar codes in accordance with this standard. For shipments moving to overseas locations and for mobile deployable units, the in-the-clear address must also include the host country geographic address and the APO/FPO address. A Military Shipment Label (MSL) is required for all shipments except contractor to contractor. The MSL will include both linear and 2D bar codes per the standard. DVD shipment documentation must also be marked with additional bar codes. The DD Form 250 or the commercial packing list shall have additional issue/receipt bar coding applied as per Direct Vendor Delivery Shipments in the standard (except for deliveries to DLA Distribution Depots, e.g. New Cumberland, San Joaquin, Red River, Anniston). Packing lists are required in accordance with the Standard, see paragraph 5.3.

(3)                                  Contractor to contractor shipments shall have the address markings applied to the identification marked side of the exterior shipping container or to the unitized load markings. The following shall be marked “FROM:  name and address of consignor and TO:  name and address of consignee.”

(4)                                  Commercial software may be used to generate a Military Shipment Label / Issue Receipt Document (MSL/IRRD) including the required Code 39 and 2D (PDF417) bar codes. However, the commercial software must produce labels/documents which comply with the requirements of MIL-STD-129P. Contractors shall insure that the ship to and mark for in-the-clear delivery address is complete including:  consignees name, organization, department name, office, building, room, street address, city, state, country code, and DODAAC. (Army developed software, for creating MSL/IRRD previously available to those with government contracts is no longer supported.)

(h)                                 Hazardous Materials (As applicable):

(1)                                  Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

(2)                                  Packaging and marking for hazardous material shall comply with the requirements herein for the mode of transport and the applicable performance packaging contained in the following documents:

\ ‘b7 International Air Transport Association (IATA) Dangerous Goods Regulations

\ ‘b7 International Maritime Dangerous Goods Code (IMDG)

\ ‘b7 Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49

\ ‘b7 Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO P4030.19/DLAM 4145.3 (for military air shipments).

(3)                                  If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

(4)                                  A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

(i)                                     Heat Treatment and Marking of Wood Packaging Materials:  Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment.

Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

(j)                                     Quality Assurance:  The contractor is responsible for establishing a quality system. Full consideration to examinations, inspections, and tests will be given to ensure the acceptability of the commercial package.

(k)                                  SUPPLEMENTAL INSTRUCTIONS:  N/A

[End of Clause]

27	52.204-7	CENTRAL CONTRACTOR REGISTRATION	JUL/2006

(a)                                  Definitions. As used in this clause—

“Central Contractor Registration (CCR) database” means the primary Government repository for contractor information required for the conduct of business with the Government.

“Commercial and Government Entity (CAGE) code” means-

(1)                                  A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or

(2)                                  A code assigned by a member of the North Atlantic Treaty Organization that DLIS records and maintains in the CAGE master file. This type of code is known as an “NCAGE code.”

“Data Universal Numbering System (DUNS) number” means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.

“Data Universal Numbering System +4 (DUNS+4) number” means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern.

“Registered in the CCR database” means that-

(1)                                  The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;

(2)                                  The Government has validated all mandatory data fields, to include validation of the Taxpayer Identification Number (TIN) with the Internal Revenue Service (IRS), and has marked the record “Active”. The Contractor will be required to provide consent for TIN validation to the Government as a part of the CCR registration process.

(b)

(1)                                  By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.

(2)                                  The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation DUNS or DUNS+4 followed by the DUNS or DUNS+4 number that identifies the offerors name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(c)                                  If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.

(1)                                  An offeror may obtain a DUNS number

(i)                                     If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com/; or

(ii)                                  If located outside the United States, by contacting the local Dun and Bradstreet office.

(2)                                  The offeror should be prepared to provide the following information:

(i)                                     Company legal business name.

(ii)                                  Tradestyle, doing business, or other name by which your entity is ommonly recognized.

(iii)                               Company physical street address, city, state and Zip Code.

(iv)                              Company mailing address, city, state and Zip Code (if separate from physical).

(v)                                 Company telephone number.

(vi)                              Date the company was started.

(vii)                           Number of employees at your location.

(viii)                        Chief executive officer/key manager.

(ix)                                Line of business (industry).

(x)                                   Company Headquarters name and address (reporting relationship within your entity).

(d)                                 If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e)                                  Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f)                                    The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Governments reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(1)

(i)                                     If a Contractor has legally changed its business name, doing business as name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business days written notification of its intention to:

(A)                              Change the name in the CCR database;

(B)                                Comply with the requirements of Subpart 42.12 of the FAR;

(C)                                Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii)                                  If the Contractor fails to comply with the requirements of paragraph (g) (1) (i) of this clause, or fails to perform the agreement at paragraph (g) (1) (i) (C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the Suspension of Payment paragraph of the electronic funds transfer (EFT) clause of this contract.

(2)                                  The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractors CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the Suspension of payment paragraph of the EFT clause of this contract.

(g)                                 Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov/ or by calling 1-888-227-2423, or 269-961-5757.

[End of Clause]

28                                    52.211-16                                               VARIATION IN QUANTITY                                                                                                                                                                                                                                      APR/1984

(a)                                  A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(a)                                  The permissible variation shall be limited to:

ZERO percent increase; and

ZERO percent decrease.

This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.

[End of Clause]

29                                    52.212-4  CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS SEP/2005

(a)                                  Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights —

(1)                                  Within a reasonable time after the defect was discovered or should have been discovered; and

(2)                                  Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b)                                 Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c)                                  Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d)                                 Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e)                                  Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)                                    Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g)                                 Invoice.

(1)                                  The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i)                                     Name and address of the Contractor;

(ii)                                  Invoice date and number;

(iii)                               Contract number, contract line item number and, if applicable, the order number;

(iv)                              Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v)                                 Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi)                              Terms of any discount for prompt payment offered;

(vii)                           Name and address of official to whom payment is to be sent;

(viii)                        Name, title, and phone number of person to notify in event of defective invoice; and

(ix)                                Taxpayer Identification Number (TIN) . The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x)                                   Electronic funds transfer (EFT) banking information.

(A)                              The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)                                If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2)                                  Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h)                                 Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i)                                     Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j)                                     Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1)                                  Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2)                                  Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k)                                  Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l)                                     Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m)                               Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n)                                 Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o)                                 Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p)                                 Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q)                                 Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r)                                    Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s)                                  Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1)                                  The schedule of supplies/services.

(2)                                  The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3)                                  The clause at 52.212-5.

(4)                                  Addenda to this solicitation or contract, including any license agreements for computer software.

(5)                                  Solicitation provisions if this is a solicitation.

(6)                                  Other paragraphs of this clause.

(7)                                  The Standard Form 1449.

(8)                                  Other documents, exhibits, and attachments.

(9)                                  The specification.

(t)                                    Central Contractor Registration (CCR).

(1)                                  Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)                                  (i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer            (EFT) clause of this contract.

(3)                                  The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(4)                                  Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

[End of Clause]

30	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES	DEC/2004

(a)                                  Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)                                 except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their  jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov .

(c)                                  The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d)                                 In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)                                  The requirement to post the employee notice in paragraph (b) does not apply to—

(1)                                  Contractors and subcontractors that employ fewer than 15 persons;

(2)                                  Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)                                  Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)                                  Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i)                                     The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)                                  Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)                                    The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1)                                  Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)                                  Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3)                                  Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g)                                 The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar  year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order.             If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

[End of Clause]

31                                    252.246-7000                             MATERIAL INSPECTION AND RECEIVING REPORT                                                MAR/2003

(a)                                  At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

(b)                                 Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph (b) (1) of the clause at 252.232-7003) fulfills the requirement for a material inspection and receiving report (DD Form 250).

(End of clause)

32                                    52.204-4005                                   REQUIRED USE OF ELECTRONIC CONTRACTING            JUN/2004
                                                (TACOM)

(a)                                  All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange (EDI) . Many provisions/clauses that appear “by reference”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b)                                 In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr.gov/ .  (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c)                                  Worldwide Web Distribution. The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren:  http://contracting.tacom.army.mil/awards_official.htm

Rock Island:  http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny:  http://procnet.pica.army.mil/Contract/Index.htm

Red River Army Depot:  http://www.redriver.army.mil/contracting/Awards

Anniston Army Depot:  http://www.anadprocnet.army.mil

(d)                                 Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1)                                  You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN). The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2)                                  You must select a VAN from the official DoD approved list. DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm. If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list. You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e) Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically. Acceptable formats include:

(1)                                  Microsoft* 2002 Office Products (TACOM can currently read Office 2002* and lower.):  Word, Excel, Powerpoint, or Access

(2)                                  100 or 250 MEGABYTE ZIP*-DISK, 3 1/2 INCH DISK, or 650 MEGABYTE CD ROM

(3)                                  E-MAIL (Maximum size of each e-mail message is be three and one-half (3.5) megabytes).

(4)                                  Other electronic formats. Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format’s acceptability.  This e-mail must be received by the buyer not later than ten calendar days before the required data submission date.

NOTE:  The above formats may be submitted in compressed form using self-extracting files.

(f) Additional information can be obtained by sending a message to:  acqcenweb@tacom.army.mil or by calling (586) 574-7059.

[End of Clause]

                                                33                                    52.204-4009                                   TO GOVERNMENT ELECTRONIC COMMUNICATION
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                MAR/2005
                                                                                                (TACOM)

(a)                                  All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the website:  http://contracting.tacom.army.mil/ebidnotice.htm

(b)                                 This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c)                                  In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer’s e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).

(d)                                 Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

(e)                                  Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

[End of Clause]

                                                34                                    52.211-4016                                   CARC PAINT-PRETREATMENT                                                                                                              DEC/2004
                                                                                                                                                                                                REQUIREMENTS FOR FERROUS,
                                                                                                                                                                                                GALVANIZED AND ALUMINUM SURFACES

(a) Ferrous and galvanized surfaces shall be cleaned and pretreated with a Type 1, microcrystalline zinc phosphate system per TT-C-490E. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT-C-490E. Corrosion resistance tests on steel substrates will be conducted on a monthly basis (two test coupons) when solvent-borne primers are used and bi-monthly (two test coupons) when electrocoat primers are used. This test frequency shall begin once the process has been found to be in statistical control.

Unless otherwise specified, MIL-P-53022 and -53030 primers on steel substrates shall be salt spray tested for 336 hours (ASTM B117) . All electrocoat primers on steel substrates shall be tested for 1000 hours. Test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, between 24 and 168 hours after removal from the neutral salt spray cabinet for coupon evaluation. All TT-C-490E (Type I) zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490E shall be available for review at the applicator’s facility. The prime contractor shall notify the procuring activity no less than 45 days prior to start of pretreatment/painting that the procedure is available for review and approval. Qualification will consist of verification that the process with its controls can meet the performance requirements in the specification. A list of TACOM approved facilities is available at HTTP://contracting.tacom.army.mil/engr/eng.htm . These facilities are capable of meeting the performance requirements.

Requalification of the process shall be required if the process is changed outside the limits defined in the TACOM letter of system approval provided to the application facility.

Note:                   Zinc phosphate systems for galvanized surfaces require different controls than those for steel. Hot dipped galvanized surfaces are highly prone to chlorine/chloride contamination from the galvanizing flux process. This contaminant must be removed prior to pretreatment for the coating system to pass these performance tests. Test coupons for salt spray/ACT shall have a maximum primer dry film thickness of 1.5 mils. The test coupons must duplicate the production painting process as closely as possible. If production is force cured, test coupons shall be cured in an identical manner.

(b)                                 Qualification and control of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P rather than salt spray. Test coupons with pretreatment and primer only shall be cured for seven days, and then scribed through the primer to the substrate. After 40 cycles of test exposure, the test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, both parallel and perpendicular to the scribe after removal from the test chamber for coupon evaluation. There shall be no more than 3 mm of corrosion, blistering, or loss of paint adhesion from the scribe line and no more than 5 blisters in the field with none greater than 1 mm diameter. This test shall be performed at three month intervals (two test coupons) to ensure that the process remains in control.

(c)                                  Aluminum substrates require a chromate conversion coating per MIL-C-5541E (or alternate, see note below). If any other alternate pretreatment is considered, it must pass 120 cycles of GM9540P with a design of experiments test matrix approved by the procuring activity. After completion of the cyclic salt environment exposure, the panels shall be scraped as described above, and shall have no more than 0.5 mm paint loss (creep-back) from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than 1mm diameter. After completion of the 120 cycle corrosion resistance test evaluation, each test panel will be subjected to cross hatch tape test (ASTM D3359, minimum tape adhesion rating of 45 oz. per inch of width). The test pattern shall be 4 lines x 4 lines scribed to the metallic layer at 2mm intervals (approximate) and shall be done no closer than 12 mm from any panel edge or the scribe. The removal of two or more complete squares of primer shall constitute failure. Any alternate system must demonstrate its ability to pass both corrosion and adhesion tests on 5 consecutive days of production to be considered acceptable.

Note:  The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700. Documented process controls shall be established which comply with the manufacturer’s technical bulletin. Spray-to-waste systems will require fewer process controls than an immersion process.

(d)                                 The use of TT-C-490E Type III:  Vinyl Wash Primer (DOD-P-15328) is prohibited due to its hexavalent chromium content and high VOC level. Bonderite 7400 is an approved, environmentally friendly alternative for wash primer. The application and control process shall be documented. This product is subject to the same salt spray requirements as a zinc phosphated product. The number of process controls for this product is dependent upon its method of application. The specific controls shall be in agreement with the product manufacturer’s technical bulletin to provide the level of performance required for zinc phosphated substrates. Spray-to-waste applications will require fewer process controls than an immersion process.

(e)                                  Acceptance of production painted parts is contingent upon the painted surface meeting the dry film thickness and cross hatch adhesion requirements. The use of multiple head cutters for acceptance testing is prohibited. The CARC painted surface shall be free of any blisters, pores or coverage voids.

[End of Clause]

35                                    52.211-4030                                   SPECIAL TESTING REQUIREMENTS FOR           MAR/2001
                                                                                                (TACOM)                                         CHEMICAL AGENT RESISTANT COATINGS
                                                                                                                                                                                                (CARC) ON METALLIC SURFACES

(a)                                  Application:                              MIL-C-46168
                                                                                                                                                                                                MIL-C-53039
                                                                                                                                                                                                MIL-PRF-2 2750

(b)                                 End Item Paint Inspection:  After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot shall be defined as all units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in the Film Thickness Table below. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

(1)                                  Directly adjacent to a weld

(2)                                  On or directly adjacent to a machine cut or sheared edge.

(3)                                  On any mechanically formed surface when lubricants/drawing compounds were used.

(4)                                  On paint touch-up areas.

(c)                                  The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

(d)                                 Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in the Film Thickness Table below.

*Note:  The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take from 24 days.

(e)                                  Test Methods:

(1)                                  Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with ISO 10012.

(2)                                  Scribe Tape Test. The following test procedure shall be followed. The test surface shall be sufficiently warm and dry to ensure adhesion of the tape. All dimensions cited in this Scribe Tape Test description are approximate:

(i)                                     Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

(ii)                                  Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.

(iii)                               Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.

(iv)                              Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

(f)                                    Interpretation of Test Results

NOTE:  These two tests are not a substitute for corrosion tests such as neutral salt spray or accelerated corrosion tests which verify coating durability.

(1)                                  Film Thickness. All applicable surfaces shall have complete paint coverage. A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.

FILM THICKNESS TABLE

SPECIFICATION	DRY FILM THICKNESS (Mils)

DOD-P-15328*	0.3 - 0.5

MIL-PRF-23377	1.0 - 1.5

MIL-P-53022	1.0 - 1.5

MIL-PRF-22750	1.3 - 1.7

MIL-P-53030	1.0 - 1.5

MIL-C-46168	1.8 - 3.2

MIL-C-53039	1.8 - 3.2

*May not be allowed per contract due to VOC and hexavalent chromium content.

(2)                                  Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.

Notice:  The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:

(i)                                     Inadequate cleaning of the substrate.

(ii)                                  Contamination of the surface between coatings.

(iii)                               Excessive paint film thickness in a single coating application.

(iv)                              Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.

[End of Clause]

                                                36                                    52.246-4005                                   INSPECTION AND ACCEPTANCE POINTS:         FEB/1995
                                                                                                (TACOM)                                           ORIGIN

The Government’s inspection and acceptance of the supplies offered under this order shall take place at ORIGIN. Offeror must specify below the exact name and address of his facility, or his subcontractor’s facility, where supplies to be furnished under this order will be available for origin inspection.

                                                Contractor’s Plant:                                            American Defense Systems, Inc.
                                                                                                                                                                                                230 Duffy Ave. Unit C
                                                                                                                                                                                                Hicksville, NY, NY 11801-3641

                                                DCMA, NEW YORK will be inspecting the glass for the CPKs at the contractor’s plant (address above).

                                                Contractor’s Secondary Facility:                                                                    American Defense Systems, Inc.
                                                                                                                                                                                                                                                                                                2750 Avenue B North
                                                                                                                                                                                                                                                                                                North Charleston, SC 29405

                                                Subcontractor for Steel:                                                                  ACTION GROUP
                                                                                                                                                                                                                                                411 N. Reynoldsburg - New Albany Road,
                                                                                                                                                                                                                                                Blacklick, OH 43004-9630
                                                                                                                                                                                                                                                Phone: 614-868-8868

                                                Subcontractor for Airconditioner:                                                              RED DOT Corporation
                                                                                                                                                                                                                                                                                                495 Andover Park East
                                                                                                                                                                                                                                                                                                Seattle, WA 98188-7657
                                                                                                                                                                                                                                                                                                Phone:  206-575-3850

[End of Clause]

                                                37                                    52.246-4026                                   LOCAL ADDRESS FOR DD FORM 250                               MAR/2005
                                                                                                (TACOM)

(a)                                  The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:

(1)                                  Our first preference is for you to use electronic mail (e-mail), using the following e-mail address:  DD250@tacom.army.mil

If Wide Area Workflow (WAWF) is used, the .pdf format version of the Material Inspection and Receiving Report from WAWF will be submitted.

(2)                                  Our second preference is for you to use data facsimile (datafax) transmission, using this fax number:  (586) 574-7788 and use “DD250 mailbox” in the “to:” block of your fax cover or header sheet.

In either method, do not mix DD250s from more than one contract in a single transmission. That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract.

(b)                                 These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.

(c)                                  The DD250 form may be found, in three different formats, on the World Wide Web at http://www.dtic.mil/whs/directives/infomgt/forms/forminfo/forminfopage2126.html

[End of Clause]

38	52.2 47-4005	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIER’S EQUIPMENT	AUG/2003
(TACOM)

(a)                                  Unless otherwise directed, shipment items under this contract in following order of priority:

(1)                                  Government/Commercial Bills of Lading or US Postal Services;

(2)                                  Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or

(3)                                  As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

(b)                                 The Contractor will request:

(1)                                  Government Bills of Lading and

(2)                                  Routing and other instructions, including Defense Transportation Regulation (DTR), DOD Regulation 4500.9-R-Part 2 Cargo Movement, as to the methods of shipment to be followed by the Contractor, or

(c)                                  The Contractor and subcontractor(s) must allow prompt and convenient access of carrier’s equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier’s equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.

[End of Clause]

39	52.247-4010 (TACOM)	TRANSPORTATION DATA FOR FOB ORIGIN OFFERS	FEB/1994

(a)                                  Provide the following information for us to use in selecting the most favorable mode of shipment. We’ll also use this information in our evaluation of transportation costs.

Offeror represents that:

(1)                                  Facilities for shipping by rail

[     ] are

[     ] are not

available at the F.O.B. point(s) stated in this solicitation.

(2)                                  If rail facilities are not available at the F.O.B. point(s), the name and location of the nearest team track is:

(NAME)	(LOCATION)

(3)                                  Facilities for shipping by water

[    ] are

[     ] are not

available at the F.O.B. point(s) stated in this solicitation.

(4)                                  Facilities for shipping by motor

[    ] are

[    ] are not

available at the F.O.B. point(s) stated in this solicitation.

(5)                                  If there is a Contractor Reimbursable Loading Charge and you didn’t include it in the offered unit price in Section B, please indicate it below, per unit:

RAIL: /Unit	MOTOR: /Unit	WATER: /Unit

CAUTION:  GIVE THE COST OF REIMBURSABLE LOADING CHARGE (NOT ALREADY IN THE OFFERED UNIT PRICE) ON A PER UNIT BASIS. THE UNIT OF MEASURE IS AS INDICATED ON THE SCHEDULE PAGE, SECTION B, UNDER THE UNIT COLUMN.

(b)                                 We will consider any charge listed above in the overall transportation evaluation of this solicitation. Unless you fill-in the above information for loading charges, we will consider all costs associated with loading to be included in the item price offered in Section  B. These costs include: (i) loading, (ii) blocking, (iii) bracing, (iv) drayage, (v) switching, or (vi) any other service necessary to effect delivery F.O.B. carrier’s equipment you’ve indicated as available and we specify at time of shipment.

(c)                                  If rail facilities aren’t available at the designated F.O.B. point(s), rail won’t be used unless directed by the Administrative Contracting Officer (ACO). If the ACO tells you rail facilities will be used, we’ll adjust the contract price by adding the loading charge filled in above for transportation to the nearest rail facility.

(d)                                 IF YOU DO NOT FILL IN AN ADDITIONAL CHARGE FOR RAIL SHIPMENT ABOVE, YOU AGREE THAT THE CONTRACT PRICE ALREADY INCLUDES ALL CHARGES FOR SUCH SHIPMENTS. THEREFORE, SHIPMENT BY RAIL WILL NOT COST US ANY MORE.

[End of Provision]

40	52.247-4016 (TACOM)	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS	AUG/2005

Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment.

Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

[End of Clause]

41	52.247-4458 (TACOM)	GUARANTEED SHIPPING CHARACTERISTICS –F.O.B. DESTINATION	SEP/2000

(a)                                  The offeror is required to complete subparagraph (b) (1), (2), and (3), of this clause, for each part or component, including all of its packaging. This information will be used by the Government to perform logistics management functions such as providing item sustainment, planning (e.g. estimating storage costs), and redistribution. You are not liable if you give us wrong information, however since the DOD uses this data in-house in existing data bases and because this information may be used in contingency planning it, we request that the information provided be as accurate as possible.

(b)                                 Definitions of terms commonly used in the packaging and distribution environments are defined in ASTM D996 and should be consulted if any term used herein is in question.

(1) Unit Package:

(i)                                     Specify the type of UNIT PACKAGE for each single unit of issue:  A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii)                                  Unit Package Exterior Size/Weight of Unit Package with contents:

Length               x Width             x Depth             (expressed in inches)/Weight expressed in               pounds

(2) Shipping Container:

(i)                                     Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length,            x Width,            x Height,             (expressed in feet and inches)

(ii)                                  Number of unit packages per shipping container                  each

(iii)                               Gross weight of Shipping container and contents              Lbs.

(3) Unitized Loads:

(i)                                     Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity.

Yes [    ]                    No [    ]; describe:                              .

(ii)                                  Number of Shipping containers per pallet/skid              each.

(iii)                               Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials                Lbs

(iv)                              Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,            x Width,            x Height,

(expressed in feet and inches)

(v)                                 Gross Weight of Unit Load                  Lbs;

[End of Clause]

LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CDRLS A001 THRU A015	23-MAY-2007		EMAIL
Exhibit B	CDRLS B001 THRU B007		001	EMAIL
Exhibit C	DELETED By MOD P00020
Exhibit D	DELETED By MOD P00020
Attachment 0001	DD254	23-NOV-2005	003	EMAIL
Attachment 0002	SECURITY MEMORANDUM	03-SEP-2005	005	EMAIL
Attachment 0003	MATERIAL LIST	03-SEP-2005	001	EMAIL
Attachment 0004	LESSONS LEARNED	17-MAR-2005	003	EMAIL
Attachment 0005	MATERIAL LIST	05-SEP-2005	002	EMAIL
Attachment 0006	SAMPLE DRAWINGS	05-SEP-2005	001	EMAIL
Attachment 0007	PACKING SLIP	03-MAR-2005	003	EMAIL
Attachment 0008	CRC OCONUS TRAVEL RELATED	03-MAY-2005	002	EMAIL
Attachment 0009	DEFINITIONS	10-AUG-2005	002	EMAIL
Attachment 0010	DID - TRADE OFF STUDY	11-NOV-2005	006	EMAIL
Attachment 0011	EXHIBIT REPAIR, PARTS AND SPECIAL TOOLS LIST REQUIREMENTS		017	EMAIL
Attachment 0012	EXHIBIT GENERAL PUBLICATION REQUIREMENTS		007	EMAIL
Attachment 0013	TM REQUIREMENTS MATRIX, TABLE A-II AND A VI			EMAIL
Attachment 0014	LMI/PMR WORKSHEETS (ATTACHMENT C)		005	EMAIL
Attachment 0015	PRSCRIBED LOAD LIST PACKAGE			EMAIL
Attachment 0016	AUTHORIZED STOCKAGE LIST PACKAGE			EMAIL
Attachment 0017	SPARE PARTS LIST FOR ARMOR

PADDS ERRATA SHEET

PIIN/SIIN	W56HZ-050d-0387		PAGE 1
MOD/AMD

SECTION A - SUPPLEMENTAL INFORMATION

CHANGED	AS6850	52.204-4850	01-MAR-2006	ACCEPTANCE APPENDIX
(TACOM)

(a)                                  Contract Number W56HZV-05-D-0382 awarded to American Defense Systems, Inc., aka ADSI. The Government accepts your proposal dated 16 September 2005, as revised through discussions on 3 October 2005 in response to Solicitation Number:  W56HZV-05-R-0951, signed by Anthony J. Piscetelli, Chief Executive Officer of your company.

(b)                                 The contractor, in its proposal, provided the following data for the listed clauses in this contract:

52.246-4025, HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT — TACOM QUALITY SYSTEM REQUIREMENT

52.246-4005, INSPECTION AND ACCEPTANCE POINTS:  Origin

Shipping Characteristics:  Best Commercial

Others:  N/A

(c)                                  Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail. A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM’s website (http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.

NO TECHNICAL DATA PACKAGES ARE FORTHCOMING; ALL DATA EITHER PROVIDED WITH THIS CONTRACT OR VIA EMAIL ATTACHMENT TO IT.

(d)                                 The following Amendment(s) to the solicitation are incorporated into this contract:  0001, 0002, 0003, 0004

[End of Clause]

DELETED	AS7311	52.204-4016	01-SEP-2006	TACOM-WARREN ELECTRONIC
CONTRACTING
(TACOM)

ADDED	AS7911	52.217-4911	01-NOV-2001	NOTICE OF URGENT REQUIREMENT
(TACOM)

SECTION F - DELIVERIES OR PERFORMANCE

DELETED	FS6457	52.242-4457	01-SEP-2006	DELIVERY SCHEDULE FOR DELIVERY
ORDERS
(TACOM)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ADDED	HF0021	52.232-16	01-APR-2003	PROGRESS PAYMENTS
(ALTERNATE I dated Mar 2000)

SECTION I - CONTRACT CLAUSES

ADDED	IF0094	52.223-3	01-JAN-1997	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA

ADDED	IF0547	52.228-4	01-APR-1984	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS

ADDED	IF0110	52.229-4	01-APR-2003	FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)

ADDED	IF0300	52.233-4	01-OCT-2004	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM

ADDED	IF0144	52.242-10	01-APR-1984	F.O.B. ORIGIN—GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE

DELETED	IF0170	52.245-2	01-MAY-2004	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)

ADDED	IF0171	52.245-2	01-MAY-2004	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (Alternate I dated April 1984)

ADDED	IF0913	52.246-2	01-AUG-1996	INSPECTION OF SUPPLIES—FIXED PRICE

ADDED	IF0229	52.247-1	01-FEB-2006	COMMERCIAL BILL OF LADING NOTATIONS

ADDED	IF0904	52.247-29	01-JUN-1988	F.O.B. ORIGIN

ADDED	IF0910	52.247-34	01-NOV-1991	F.O.B. DESTINATION

ADDED	IF0930	52.247-54	01-MAR-1989	DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS

ADDED	IF0234	52.247-58	01-APR-1984	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS

ADDED	IF0935	52.247-59	01-APR-1984	F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS

ADDED	IA0222	252.209-7004	01-MAR-1998	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98

ADDED	IA0015	252.211-7005	01-NOV-2005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS

ADDED	IA0309	252.225-7013	01-JAN-2005	DUTY-FREE ENTRY

ADDED	IA0462	252.225-7043	01-JUN-2005	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (See DFARS 225.7401(b) for paragraph C fill-in.)

ADDED	IA0223	252.228-7000	01-DEC-1991	REIMBURSEMENT FOR WAR-HAZARD LOSSES

ADDED	IA0188	252. 228-7003	01-DEC-1991	CAPTURE AND DETENTION

ADDED	IA0890	252.242-7003	01-DEC-1991	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS

ADDED	IA0305	252.246-7001	01-DEC-1991	WARRANTY OF DATA

CHANGED	IF6050	52.216-18	01-OCT-1995	ORDERING

(a)                                  Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from day of Basic Contract Award through day 365 of Program Year 5.

(b)                                 All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

(c)                                  If mailed, a delivery order or task order is considered issued when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

[End of Clause]

CHANGED	IF6051	52.216-19	01-OCT-1995	ORDER LIMITATIONS

(a)                                  Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 124 each,  AoA CPKs, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)                                 Maximum order. The Contractor is not obligated to honor—

(1)                                  Any order for a single item in excess of 204 each, AoA CPK;

(2)                                  Any order for a combination of items in excess of 204 each AoA CPK; or

(3)                                  A series of orders from the same ordering office within thirty (30) days that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.

(c)                                  If this is a requirements contract (i.e., includes the REQUIREMENTS clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d)                                 Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

[End of Clause]

CHANGED	IF6500	52.216-22	01-OCT-1995	INDEFINITE QUANTITY

(a)                                  This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b)                                 Delivery or performance shall be made only as authorized by orders issued in accordance with the ORDERING clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c)                                  Except for any limitations on quantities in the ORDER LIMITATIONS clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d)                                 Any order issued during the effective period of this contract and not completed by the Contractor within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after six and one half (6-1/2) years after contract award.

[End of Clause]

CHANGED	IA6602	252.212-7001	01-MAR-2007	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS

(a)                                  The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

[XX]                      52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207)

(b)                                 The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

[XX]                      252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

[      ]                      252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

[      ]                      252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

[XX]                      252.225-7001 Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).

[      ]                      252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

[XX]                      252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

[      ]                      252.225-7015 Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

[      ]                      252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) ( [  ] Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub. L. 104-61 and similar sections in subsequent DoD appropriations acts).

[XX]                      252.225-7021 Trade Agreements (JUN 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

[      ]                      252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

[      ]                      252.225-7028 Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

[      ]                      252.225-7036 Buy American Act–Free Trade Agreements–Balance of Payments Program (JUN 2005) ( [  ] Alternate I) (JAN 2005) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

[      ]                      252.225-7038 Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534 (a) (3)).

[XX]                      252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

[XX]                      252.227-7015 Technical Data–Commercial Items (NOV 1995) (10 U.S.C. 2320).

[XX]                      252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

[XX]                      252.232-7003 Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

[XX]                      252.243-7002 Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

[      ]                      252.247-7023 Transportation of Supplies by Sea (MAY 2002) ( [  ] Alternate I) (MAR 2000) ( [     ] Alternate II) (MAR 2000) ([      ] Alternate III) (MAY 2002) (10 U.S.C. 2631).

[      ]                      252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c)                                  In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders–Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C.         2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

CHANGED	IS6517 (TACOM)	52.211-4517	01-AUG-2005	PACKAGING REQUIREMENTS (COMMERCIAL)

(a)                                  The preservation, packing, and marking requirements for this contract/order shall be accomplished in accordance with the performance requirements defined herein. The following Packaging requirements shall apply:

LEVEL OF PRESERVATION:  Commercial

LEVEL OF PACKING:  Commercial

QUANTITY PER UNIT PACKAGE:  KIT QUANTITIES

(1)                                  Packaging:  Preservation, packaging, packing, unitization and marking furnished by the supplier shall provide protection for a minimum of one year and meet or exceed the following requirements. It also provides for multiple handling, redistribution and shipment by any mode.

(2)                                  Cleanliness:  Items shall be free of dirt and other contaminants which would contribute to the deterioration of the item or which would require cleaning by the customer prior to use. Coatings and preservatives applied to the item for protection are not considered contaminants.

(3)                                  Preservation:  Items susceptible to corrosion or deterioration shall be provided protection by means of preservative coatings, volatile corrosion inhibitors, desiccants, waterproof and/or watervaporproof barriers.

(4)                                  Cushioning:  Items requiring protection from physical and mechanical damage (e.g. fragile, sensitive, material critical) or which could cause physical damage to other items, shall be protected by wrapping, cushioning, pack compartmentalization, or other means to mitigate shock and vibration to prevent damage during handing and shipment.

(b)                                 Unit Package:  A unit package shall be so designed and constructed that it will contain the contents with no damage to the item(s), and with minimal damage to the unit pack during shipment and storage in the shipping container, and will allow subsequent handling. The outermost component of a unit package shall be a container such as a sealed bag, carton or box.

(c)                                  Unit Package Quantity:  Unless otherwise specified, the unit package quantity shall be one each part, set, assembly, kit, etc.

(d)                                 Intermediate Package:  Intermediate packaging is required whenever one or more of the following conditions exists:

(1)                                  The quantity is over one (1) gross of the same national stock number,

(2)                                  Use enhances handling and inventorying,

(3)                                  The exterior surfaces of the unit pack is a bag of any type, regardless of size,

(4)                                  The unit pack is less than 64 cubic inches,

(5)                                  The weight of the unit pack is under five (5) pounds and no dimension is over twelve (12) inches.

Intermediate containers shall be limited to a maximum of 100 unit packs, a net load of 40 pounds, or a maximum volume of 1.5 cubic feet, whichever occurs first.

(e)                                  Packing:

(1)                                  Unit packages and intermediate packages not meeting the requirements for a shipping container shall be packed in shipping containers. All shipping containers shall be the most cost effective and shall be of minimum cube to contain and protect the items.

(2)                                  Shipping Containers:  The shipping container (including any necessary blocking, bracing, cushioning, or waterproofing) shall comply with the regulations of the carrier used and shall provide safe delivery to the destination at the lowest tariff cost. The shipping container shall be capable of multiple handling, stacking at least ten feet high, and storage under favorable conditions (such as enclosed facilities) for a minimum of one year.

(f)                                    Unitization:  Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

(g)                                 Marking:

(1)                                  All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129P(2), dated 10 Feb 2004, including bar coding. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract/order or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel.

(2)                                  Contractors and vendors shall apply identification and address markings with bar codes in accordance with this standard. For shipments moving to overseas locations and for mobile deployable units, the in-the-clear address must also include the host country geographic address and the APO/FPO address. A Military Shipment Label (MSL) is required for all shipments except contractor to contractor. The MSL will include both linear and 2D bar codes per the standard. DVD shipment documentation must also be marked with additional bar codes. The DD Form 250 or the commercial packing list shall have additional issue/receipt bar coding applied as per Direct Vendor Delivery Shipments in the standard (except for deliveries to DLA Distribution Depots, e.g. New Cumberland, San Joaquin, Red River, Anniston). Packing lists are required in accordance with the Standard, see paragraph 5.3.

(3)                                  Contractor to contractor shipments shall have the address markings applied to the identification marked side of the exterior shipping container or to the unitized load markings. The following shall be marked “FROM:  name and address of consignor and TO:  name and address of consignee.”

(4)                                  Commercial software may be used to generate a Military Shipment Label / Issue Receipt Document (MSL/IRRD) including the required Code 39 and 2D (PDF417) bar codes. However, the commercial software must produce labels/documents which comply with the requirements of MIL-STD-129P. Contractors shall insure that the ship to and mark for in-the-clear delivery address is complete including:  consignees name, organization, department name, office, building, room, street address, city, state, country code, and DODAAC. (Army developed software, for creating MSL/IRRD previously available to those with government contracts is no longer supported.)

(h)                                 Hazardous Materials (As applicable):

(1)                                  Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

(2)                                  Packaging and marking for hazardous material shall comply with the requirements herein for the mode of transport and the applicable performance packaging contained in the following documents:

\ ‘b7 International Air Transport Association (IATA) Dangerous Goods Regulations \

\ ‘b7 International Maritime Dangerous Goods Code (IMDG)

\ ‘b7 Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49

\ ‘b7 Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO P4030.19/DLAM 4145.3 (for military air shipments).

(3)                                  If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

(4)                                  A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

(i)                                     Heat Treatment and Marking of Wood Packaging Materials:  Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment. Marking. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

(j)                                     Quality Assurance:  The contractor is responsible for establishing a quality system. Full consideration to examinations, inspections, and tests will be given to ensure the acceptability of the commercial package.

(k)                                  SUPPLEMENTAL INSTRUCTIONS:  N/A

[End of Clause]

ADDED	IF7622	52.204-7	01-JUL-2006	CENTRAL CONTRACTOR REGISTRATION

ADDED	IF7730	52.211-16	01-APR-1984	VARIATION IN QUANTITY

ADDED	IF7686	52.212-4	01-SEP-2005	CONTRACT TERMS AND CONDITIONS–COMMERCIAL ITEMS

ADDED	IF7239	52.222-39	01-DEC-2004	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES

DELETED	IA7105	252.211-7003	01-JUN-2005	ITEM IDENTIFICATION AND VALUATION (Alternate I dated April 2005)

ADDED	IA7443	252.246-7000	01-MAR-2003	MATERIAL INSPECTION AND RECEIVING REPORT

ADDED	IS7004 (TACOM)	52.204-4005	01-JUN-2004	REQUIRED USE OF ELECTRONIC CONTRACTING

ADDED	IS7002	52.204-4009	01-MAR-2005	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION

ADDED	IS7447	52.211-4016	01-DEC-2004	CARC PAINT-PRETREATMENT REQUIREMENTS FOR FERROUS, GALVANIZED AND ALUMINUM SURFACES

ADDED	IS7161 (TACOM)	52.211-4030	01-MAR-2001	SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES

DELETED	IS7022 (TACOM)	52.217-4004	01-FEB-1994	DESTINATION FOR OPTION QUANTITIES

CHANGED	IS7792 (TACOM)	52.246-4005	01-FEB-1995	INSPECTION AND ACCEPTANCE POINTS: ORIGIN

The Government’s inspection and acceptance of the supplies offered under this order shall take place at ORIGIN. Offeror must specify below the exact name and address of his facility, or his subcontractor’s facility, where supplies to be furnished under this order will be available for origin inspection

Contractor’s Plant:             American Defense Systems, Inc.

230 Duffy Ave. Unit C

Hicksville, NY, NY 11801-3641

DCMA, NEW YORK will be inspecting the glass for the CPKs at the contractor’s plant (address above).

Contractor’s Secondary Facility:      American Defense Systems, Inc.

2750 Avenue B North

North North CHarleston, SC 29405

Subcontractor for Steel:     ACTION GROUP

411 N. Reynoldsburg - New Albany Road,

Blacklick, OH 43004-9630

Phone: 614-868-8868

Subcontractor for Airconditioner:    RED DOT Corporation

495 Andover Park East

Seattle, WA 98188-7657

Phone:  206-575-3850

[End of Clause]

ADDED	IS7301	52.246-4026 (TACOM)	01-MAR-2005	LOCAL ADDRESS FOR DD FORM 250

ADDED	IS7446 (TACOM)	52.247-4005	01-AUG-2003	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIER’S EQUIPMENT

ADDED	IS7202 (TACOM)	52.247-4010	01-FEB-1994	TRANSPORTATION DATA FOR FOB ORIGIN OFFERS

ADDED	IS7111 (TACOM)	52.247-4016	01-AUG-2005	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS

ADDED	IS7887 (TACOM)	52.247-4458	01-SEP-2000	GUARANTEED SHIPPING CHARACTERISTICS—F.O.B. DESTINATION